Federated Investors
World-Class Investment Manager

Federated American Leaders Fund II

A Portfolio of Federated Insurance Series

SEMI-ANNUAL REPORT

June 30, 2002

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

President's Message

Dear Shareholder:

I am pleased to present the Semi-Annual Report for Federated American Leaders Fund II, a portfolio of Federated Insurance Series.

This report covers the six-month reporting period from January 1, 2002, through June 30, 2002. It begins with a commentary by the fund's portfolio manager, which is followed by a complete listing of the fund's stock holdings and financial statements.

At the end of the reporting period, the selected high-quality stocks included 81 holdings that represent major industry groups and include leaders like Alcoa, Bank of America, BellSouth, H&R Block, Exxon, General Motors, Kimberly-Clark, and Philip Morris.

For the six-month reporting period, the Primary Shares produced a total return of (8.99)% and paid dividends totaling $0.188 per share, and a net asset value decrease of $1.90.1 The Service Shares produced a total return of (5.09)% for the period from April 30, 2002 (date of initial public investment) to June 30, 2002. On June 30, 2002, the fund's net assets totaled $398.4 million.

The reporting period was an unusually difficult one for stocks. Please remember that the true measure of investment performance is in years rather than months, and you can anticipate relatively brief periods of negative, as well as positive, returns.

Thank you for participating in the long-term growth of American companies through Federated American Leaders Fund II. As always, we welcome your comments and suggestions.

Sincerely,

J. Christopher Donahue

J. Christopher Donahue
President
August 15, 2002

1 Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses.

Investment Review

MARKET REVIEW

The bear market for U.S. equities present since March 2000 continued during the first half of 2002. Despite record low short-term interest rates and signs of economic strength, investors continued to shed stocks from their portfolios aided by wave after wave of high profile accounting and corporate governance scandals. The Standard and Poor's 500 Index ("S&P 500")2 has declined 33% from its March 24, 2000 peak through the end of the second quarter. The Nasdaq Composite Index (Nasdaq)3 fell 20.6% during the quarter, its second-worst performance in history, and is down 71% from its peak set in March 2000. Through June 30, 2002, the S&P 500 declined 13.16%, while the Nasdaq fell 24.8%. Within the S&P 500, the Telecommunication Services and Information Technology sectors performed the worst during the reporting period and declined 35% and 31%, respectively. The best-performing sectors within the S&P 500 were Materials up 9%, Consumer Staples up 5%, and Energy up 4%. Small- and mid-cap value strategies continued their outperformance over large-cap strategies during the reporting period, with large-cap growth strategies performing the worst.

2 S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and investments cannot be made in an index.

3 Nasdaq Composite Index is an unmanaged index that measures all Nasdaq domestic and non U.S.-based common stocks listed on the Nasdaq Stock Market. The index is unmanaged and investments cannot be made in an index.

PERFORMANCE

The fund's Primary Shares returned (8.99%) during the first six months of 2002, and outperformed the S&P 500 Index, which returned (13.16)%. The fund's Service Shares returned (5.09)% from inception on April 30, 2002 to the end of the reporting period. The fund also outperformed the S&P/Barra Value Index4 which returned (9.46)% during the reporting period. Positive influences on relative performance included an overweight position in Energy and an underweight position in Information Technology. Other positive influences on relative performance were an overweight position and favorable security selection in Financials (Principal Financial up 29%, Wachovia Corp. up 22%, Washington Mutual up 13%) and favorable security selection in Utilities (Cinergy up 8%, Entergy up 9%, FPL up 6%). Negative influences on relative performance included an overweight position in Telecommunication Services (Verizon Communications down 15%, BellSouth down 17%, SBC Communications down 22%) and an overweight position and unfavorable security selection in Industrials (Tyco Intl. down 77%, Cendant down 19%, Waste Management down 18%). An underweight position and unfavorable security selection in Consumer Staples (Sara Lee down 7%, Philip Morris down 5%) also negatively influenced relative performance.

POSITIONING AND STRATEGY

A fundamental tenet of equity investing is that over long periods of time, equity prices follow the trend in corporate profits. We believe the divergence between the strength in the U.S. economy and weakness in the equity markets will dissipate over the next year. Despite the bear market that Information Technology and Telecommunication Services stocks have experienced during the past two years, valuations still remain unappealing due to weakness in corporate capital spending and speculative business models. The S&P Information Technology sector still trades at a price-to-sales (P/S) ratio almost 50% above its historical average, while Telecommunication Services companies other than the Regional Bell Operating Companies (RBOCs) have been shut out of the capital markets. We maintain an underweight position in the Information Technology sector emphasizing beaten-down leading companies that have historical support for valuation levels. Our valuation disciplines continue to emphasize Healthcare and Consumer Discretionary companies, and we maintain an overweight position in Healthcare relative to our peers as a result. Our strategy for the rest of the year is to utilize our investment process to seek out undervalued leading companies for addition to the portfolio and eliminate those with weakening fundamentals or overvaluation.

4 S&P 500/Barra Value Index is a market capitalization-weighted index of the stocks in the Standard and Poor's 500 Index having the lowest price to book ratios. The index consists of approximately half of the S&P 500 on a market capitalization basis.

Portfolio of Investments

June 30, 2002 (unaudited)

Shares			Value
		COMMON STOCKS--96.2%
		Consumer Discretionary--9.7%
220,700	[1,4]	Charter Communications, Inc., Class A	$900,456
94,400	[1]	Federated Department Stores, Inc.	3,747,680
240,970		Ford Motor Co.	3,855,520
91,427		General Motors Corp.	4,886,773
55,700		Johnson Controls, Inc.	4,545,677
108,900		Koninklijke (Royal) Philips Electronics NV, ADR	3,005,640
202,300	[4]	News Corp. Ltd., ADR	3,995,425
79,200		TRW, Inc.	4,512,816
263,500	[1]	Toys 'R' Us, Inc.	4,603,345
103,578	[1]	Viacom, Inc., Class B	4,595,756

		TOTAL	38,649,088

		Consumer Staples--5.8%
68,300		Kimberly-Clark Corp.	4,234,600
186,900		Philip Morris Cos., Inc.	8,163,792
220,700		Sara Lee Corp.	4,555,248
184,000		UST, Inc.	6,256,000

		TOTAL	23,209,640

		Energy--12.4%
117,600		BP PLC, ADR	5,937,624
78,500		Chevron Texaco Corp.	6,947,250
190,800		Diamond Offshore Drilling, Inc.	5,437,800
145,000		ENSCO International, Inc.	3,952,700
164,000		Exxon Mobil Corp.	6,710,880
189,600		Marathon Oil Corp.	5,141,952
93,000		Phillips Petroleum Co.	5,475,840
119,100		Sunoco Inc.	4,243,533
148,000		Unocal Corp.	5,467,120

		TOTAL	49,314,699

		Financials--21.8%
108,900		Allmerica Financial Corp.	5,031,180
169,500		Allstate Corp.	6,268,110
124,900		Bank of America Corp.	8,787,964
112,000	[4]	Bear Stearns Cos., Inc.	6,854,400
136,800		Citigroup, Inc.	5,301,000
60,000		Fannie Mae	4,425,000
112,800		Lincoln National Corp.	4,737,600
130,400		Loews Corp.	6,909,896
96,700		MBIA, Inc.	5,466,451
47,400		Marsh & McLennan Cos., Inc.	4,578,840
121,100		Morgan Stanley Dean Witter & Co.	5,216,988
78,100		PNC Financial Services Group	4,083,068
153,600	[1]	Principal Financial Group, Inc.	4,761,600
166,600		Wachovia Corp.	6,360,788
218,600		Washington Mutual, Inc.	8,112,246

		TOTAL	86,895,131

Shares			Value
		COMMON STOCKS--continued
		Healthcare--11.5%
72,400		Abbott Laboratories	$2,725,860
85,200		Baxter International, Inc.	3,787,140
183,000	[1]	Boston Scientific Corp.	5,365,560
112,600		Bristol-Myers Squibb Co.	2,893,820
64,000		CIGNA Corp.	6,234,880
525,600	[1]	Healthsouth Corp.	6,722,424
155,500		Pfizer, Inc.	5,442,500
120,097		Pharmacia Corp.	4,497,633
89,800		Schering Plough Corp.	2,209,080
65,100		United Health Group, Inc.	5,959,905

		TOTAL	45,838,802

		Industrials--13.3%
190,884	[1,4]	ABB Ltd., ADR	1,717,956
170,300		Block (H&R), Inc.	7,859,345
600,464	[1,4]	Cendant Corp.	9,535,368
224,800		First Data Corp.	8,362,560
44,900		General Dynamics Corp.	4,775,115
98,200		Ingersoll-Rand Co.	4,483,812
23,800		Northrop Grumman, Corp.	2,975,000
87,700		Textron, Inc.	4,113,130
362,400		Tyco International Ltd.	4,896,024
162,900		Waste Management, Inc.	4,243,545

		TOTAL	52,961,855

		Information Technology--7.4%
88,800		Computer Associates International, Inc.	1,411,032
81,300	[1]	Computer Sciences Corp.	3,886,140
103,100		Electronic Data Systems Corp.	3,830,165
348,443		Hewlett-Packard Co.	5,324,209
55,700		International Business Machines Corp.	4,010,400
73,700	[1]	Lexmark International Group, Class A	4,009,280
235,300		Motorola, Inc.	3,393,026
232,800	[1]	Storage Technology Corp.	3,717,816

		TOTAL	29,582,068

		Materials--5.0%
88,400		Air Products & Chemicals, Inc.	4,461,548
121,600		Alcoa, Inc.	4,031,040
114,700		Du Pont (E.I.) de Nemours & Co.	5,092,680
100,600		PPG Industries, Inc.	6,227,140

		TOTAL	19,812,408

		Telecommunication Services--4.4%
112,800		BellSouth Corp.	3,553,200
140,300		SBC Communications, Inc.	4,279,150
213,900		Sprint Corp. - FON Group	2,269,479
181,306		Verizon Communications, Inc.	7,279,436

		TOTAL	17,381,265

Shares or Principal Amount			Value
		COMMON STOCKS--continued
		Utilities--4.9%
124,600		Cinergy Corp.	$4,484,354
144,400		Entergy Corp.	6,128,336
97,600		FPL Group, Inc.	5,855,024
190,100		Reliant Energy, Inc.	3,212,690

		TOTAL	19,680,404

		TOTAL COMMON STOCKS (IDENTIFIED COST $356,901,688)	383,325,360

		CORPORATE BONDS--0.3%
		Information Technology--0.3%
$1,200,000		Computer Associates International, Inc., Conv. Bond, 5.00%, 3/15/2007 (Identified Cost $1,200,000)	1,190,604

		PREFERRED STOCKS--2.2%
		Industrials--2.2%
31,100		Northrop Grumman, Corp., Conv. Pfd.	4,121,061
94,400		Union Pacific Capital Trust, Conv. Pfd.	4,873,874

		TOTAL PREFERRED STOCKS (IDENTIFIED COST $7,172,823)	8,994,935

		REPURCHASE AGREEMENT--0.4%[2]
$1,494,000		Warburg Dillon Reed LLC, 1.97%, dated 6/28/2002, due 7/1/2002 (at amortized cost)	1,494,000

		TOTAL INVESTMENTS (IDENTIFIED COST $366,768,511)[3]	$395,004,899

1 Non-income producing security.

2 The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

3 The cost of investments for federal tax purposes amounts to $366,768,511. The net unrealized appreciation of investments on a federal tax basis amounts to $28,236,388 which is comprised of $69,330,981 appreciation and $41,094,593 depreciation at June 30, 2002.

4 All or a portion of these shares are temporarily on loan to unaffiliated broker/dealers.

Note: The categories of investments are shown as a percentage of net assets ($398,445,508) at June 30, 2002.

The following acronym is used throughout this portfolio:

ADR	--American Depositary Receipt

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

June 30, 2002 (unaudited)

Assets:
Total investments in securities, at value (identified and cost $366,768,511)		$395,004,899
Cash		882
Income receivable		454,653
Receivable for investments sold		3,293,016
Cash held as collateral for securities lending		3,550,146
Prepaid expenses		67,996

TOTAL ASSETS		402,371,592

Liabilities:
Payable for investments purchased	$308,985
Payable on collateral due to broker	3,550,146
Accrued expenses	66,953

TOTAL LIABILITIES		3,926,084

Net assets for 22,960,138 shares outstanding		$398,445,508

Net Assets Consist of:
Paid in capital		$384,281,055
Net unrealized appreciation of investments		28,236,388
Accumulated net realized loss on investments		(16,486,066)
Undistributed net investment income		2,414,131

TOTAL NET ASSETS		$398,445,508

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Primary Shares:
$398,443,061 ÷ 22,959,997 shares outstanding		$17.35

Service Shares:
$2,447 ÷ 141 shares outstanding		$17.35

See Notes which are an integral part of the Financial Statements

Statement of Operations

Six Months Ended June 30, 2002 (unaudited)

Investment Income:
Dividends (net of foreign taxes withheld of $12,413)		$4,238,110
Interest (including income on securities loaned of $8,504)		64,375

TOTAL INCOME		4,302,485

Expenses:
Investment adviser fee	$1,629,366
Administrative personnel and services fee	163,371
Custodian fees	11,162
Transfer and dividend disbursing agent fees and expenses	13,799
Directors'/Trustees' fees	1,742
Auditing fees	6,005
Legal fees	2,030
Portfolio accounting fees	44,771
Distribution services fee--Service Shares	1
Share registration costs	873
Printing and postage	21,223
Insurance premiums	656
Miscellaneous	2,236

TOTAL EXPENSES	1,897,235

Fees paid indirectly from directed broker arrangements	(11,170)

Net expenses		1,886,065

Net investment income		2,416,420

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments		71,764
Net change in unrealized appreciation of investments		(42,493,847)

Net realized and unrealized gain (loss) on investments		(42,422,083)

Change in net assets resulting from operations		$(40,005,663)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

	Six Months Ended (unaudited) 6/30/2002	Year Ended 12/31/2001
Increase (Decrease) in Net Assets
Operations:
Net investment income	$2,416,420	$4,403,345
Net realized gain (loss) on investments	71,764	(15,850,549)
Net change in unrealized appreciation on investments	(42,493,847)	(9,388,118)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(40,005,663)	(20,835,322)

Distributions to Shareholders:
Distributions from net investment income--Primary Shares	(4,404,745)	(6,475,052)
Distributions from net realized gains on investments--Primary Shares	--	(2,820,939)

CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(4,404,745)	(9,295,991)

Share Transactions:
Proceeds from sale of shares	22,930,770	73,866,893
Net asset value of shares issued to shareholders in payment of distributions declared	4,404,745	9,295,989
Cost of shares redeemed	(40,447,567)	(82,675,669)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(13,112,052)	487,213

Change in net assets	(57,522,460)	(29,644,100)

Net Assets:
Beginning of period	455,967,968	485,612,068

End of period (including undistributed net investment income of $2,414,131 and $4,402,456, respectively)	$398,445,508	$455,967,968

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Primary Shares

(For a Share Outstanding Throughout Each Period)

	Six Months Ended (unaudited)	Year Ended December 31,
	6/30/2002	2001	2000	1999	1998	1997
Net Asset Value, Beginning of Period	$19.25	$20.52	$20.82	$21.68	$19.63	$15.26
Income From Investment Operations:
Net investment income	0.11	0.19	0.27	0.19	0.20	0.19
Net realized and unrealized gain (loss) on investments	(1.82)	(1.07)	0.19	1.19	3.20	4.64

TOTAL FROM INVESTMENT OPERATIONS	(1.71)	(0.88)	0.46	1.38	3.40	4.83

Less Distributions:
Distributions from net investment income	(0.19)	(0.27)	(0.19)	(0.20)	(0.10)	(0.10)
Distributions from net realized gain on investments	--	(0.12)	(0.57)	(2.04)	(1.25)	(0.36)

TOTAL DISTRIBUTIONS	(0.19)	(0.39)	(0.76)	(2.24)	(1.35)	(0.46)

Net Asset Value, End of Period	$17.35	$19.25	$20.52	$20.82	$21.68	$19.63

Total Return[1]	(8.99)%	(4.21)%	2.38%	6.67%	17.62%	32.34%

Ratios to Average Net Assets:

Expenses	0.87%[2,3]	0.87%[3]	0.87%	0.88%	0.88%	0.85%

Net investment income	1.11%[2]	0.94%	1.38%	0.95%	1.06%	1.18%

Expense waiver/reimbursement[4]	--	--	--	--	0.01%	0.09%

Supplemental Data:

Net assets, end of period (000 omitted)	$398,443	$455,968	$485,612	$477,426	$418,212	$305,796

Portfolio turnover	14%	27%	38%	29%	58%	56%

1 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

2 Computed on an annualized basis.

3 The expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The expense ratios for the six months ended June 30, 2002 and the year ended December 31, 2001 are 0.86% and 0.86%, respectively, after taking into account these expense reductions.

4 This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Service Shares

(For a Share Outstanding Throughout the Period)

Period Ended (unaudited) 6/30/2002 [1]
Net Asset Value, Beginning of Period	$18.49
Income From Investment Operations:
Net investment income	0.01
Net realized and unrealized loss on investments	(1.15)

TOTAL FROM INVESTMENT OPERATIONS	(1.14)

Net Asset Value, End of Period	$17.35

Total Return[2]	(5.09)%

Ratios to Average Net Assets:

Expenses	1.12%[3,4]

Net investment income	0.86%[3]

Supplemental Data:

Net assets, end of period (000 omitted)	$2

Portfolio turnover	14%

1 Reflects operations for the period from April 30, 2002 (date of initial public investment) to June 30, 2002.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 Computed on an annualized basis.

4 The expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The expense ratio is 1.11% after taking into account these expense reductions.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

June 30, 2002 (unaudited)

ORGANIZATION

Federated Insurance Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of 14 portfolios. The financial statements included herein are only those of Federated American Leaders Fund II (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The primary objective of the Fund is to achieve long-term growth of capital. The Fund's secondary objective is to provide income. Effective April 30, 2002 the Fund added Service Shares.

The Fund offers two classes of shares: Primary Shares and Service Shares.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP").

Investment Valuation

Listed corporate bonds and fixed income securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Securities for which no quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Trustees (the "Trustees").

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. All discounts/premiums are accreted/amortized for financial reporting purposes as required. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Internal Revenue Code, as amended, (the "Code") applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

At December 31, 2001, the Fund, for federal tax purposes, had a capital loss carryforward of $16,261,955 which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire in 2009.

Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable country's rules and rates.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Securities Lending

The Fund participates in a securities lending program providing for the lending of corporate bonds, equity and government securities to qualified brokers. Collateral for securities loaned must be in cash or government securities. Collateral is maintained at a minimum level of 100% of the market value on investments loaned, plus interest, if applicable. Earnings on collateral are allocated between the custodian, as a fee for its services under the program, and the Fund, according to agreed-upon rates.

As of June 30, 2002, securities subject to this type of arrangement and related collateral were as follows:

Market Value of Securities Loaned	Market Value of Collateral
$3,462,457	$3,550,146

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value).

Transactions in shares were as follows:

	Six Months Ended 6/30/2002		Year Ended 12/31/2001
Primary Shares:	Shares	Amount	Shares	Amount
Shares sold	1,228,250	$22,927,896	3,754,498	$73,866,893
Shares issued to shareholders in payment of distributions declared	229,056	4,404,745	497,111	9,295,989
Shares redeemed	(2,181,702)	(40,447,290)	(4,231,647)	(82,675,669)

NET CHANGE RESULTING FROM PRIMARY SHARE TRANSACTIONS	(724,396)	$(13,114,649)	19,962	$487,213

	Period Ended 6/30/2002[1]
Service Shares:	Shares	Amount
Shares sold	156	$2,874
Shares redeemed	(15)	(277)

NET CHANGE RESULTING FROM SERVICE SHARE TRANSACTIONS	141	2,597

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(724,255)	$(13,112,052)

1 Reflects operations for the period from April 30, 2002 (date of initial public investment) to June 30, 2002.

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISER FEE

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.75% of the Fund's average daily net assets.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.150% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Service Shares. The Plan provides that the Fund's Service Shares may incur distribution expenses of up to 0.25% of average net assets, annually, to compensate FSC.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. For the six months ended June 30, 2002, the Fund did not incur a shareholder service fee.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

Expense Reduction

The Fund directs certain portfolio trades to a broker, that in turn, pays a portion of the Fund's operating expenses. For the six months ended June 30, 2002, the Fund's expenses were reduced by $11,170 under these arrangements.

General

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term securities (and in-kind contributions), for the six months ended June 30, 2002 were as follows:

Purchases	$56,268,240

Sales	$74,161,330

Purchases and sales of long-term U.S. government securities for the six months ended June 30, 2002 were as follows:

Purchases	$4,744,645

Sales	$0

Variable investment options are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in variable investment options involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

IMPORTANT NOTICE ABOUT FUND DOCUMENT DELIVERY

In an effort to reduce costs and avoid duplicate mailings, the Fund(s) intend to deliver a single copy of certain documents to each household in which more than one shareholder of the Fund(s) resides (so-called "householding"), as permitted by applicable rules. The Fund's "householding" program covers its/their Prospectus and Statement of Additional Information, and supplements to each, as well as Semi-Annual and Annual Reports and any Proxies or information statements. Shareholders must give their written consent to participate in the householding program. The Fund is also permitted to treat a shareholder as having given consent ("implied consent") if (i) shareholders with the same last name, or believed to be members of the same family, reside at the same street address or receive mail at the same post office box, (ii) the Fund gives notice of its intent to "household" at least sixty (60) days before it begins "householding" and (iii) none of the shareholders in the household have notified the Fund(s) or their agent of the desire to "opt out" of householding. Shareholders who have granted written consent, or have been deemed to have granted implied consent, can revoke that consent and opt out of householding at any time by calling 1-800-341-7400.

Federated
World-Class Investment Manager
Federated American Leaders Fund II
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
www.federatedinvestors.com
Contact us at 1-800-341-7400 or
www.federatedinvestors.com/contact
Federated Securities Corp., Distributor

Cusip 313916405
Cusip 313916793

Federated is a registered mark of Federated Investors, Inc. 2002 ©Federated Investors, Inc.

G00433-04 (8/02)

Federated Investors
World-Class Investment Manager

Federated Capital Appreciation Fund II

(formerly, Federated Large Cap Growth Fund II)

A Portfolio of Federated Insurance Series

SEMI-ANNUAL REPORT

June 30, 2002

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

President's Message

Dear Shareholder:

Federated Capital Appreciation Fund II, a portfolio of Federated Insurance Series, is managed to provide you with capital appreciation opportunities by investing in a diversified portfolio of mid- and large-cap companies across many industrial sectors. Many of the stocks owned by the fund are household names, such as Target Corp., Microsoft Corp. and Coca-Cola Co.

This Semi-Annual Report covers the fund's reporting period from January 1, 2002 through June 30, 2002. It opens with the fund manager's review of market conditions and discussion of fund performance, which is followed by a complete listing of the fund's holdings and financial statements.

During the six-month reporting period, the fund's Primary Shares produced a total return of (13.22)%, as net asset value decreased by $0.76. The fund's Service Shares, which were created April 30, 2002, produced a total return of (5.85)% during the two-month reporting period, and net asset value decreased by $0.31.1 The fund's total net assets as of June 30, 2002 were $7.68 million.

As you know, the past several quarters have been especially difficult for equity investments. Markets clearly are experiencing a down cycle due to a series of corporate scandals as well as continuing concerns about terrorism and Mid-East violence. But many economic indicators have become more positive in recent months, suggesting that U.S. and global recoveries are indeed under way--although they have been clouded by discouraging headlines and may be occurring more gradually than we would like. Please remember that the true measure of the performance of a long-term investment like Federated Capital Appreciation Fund II is in years rather than months.

During times of market uncertainty, keep in mind the value of dollar-cost averaging, an investment method through which you can take advantage of price fluctuations by adding to your account on a regular basis. By investing the same amount on a regular schedule, you buy more fund shares when prices are low and fewer when prices are high.2

Thank you for choosing Federated Capital Appreciation Fund II as a diversified, professionally managed way to participate in the capital appreciation potential of American companies. As always, we welcome your comments and suggestions.

Sincerely,

J. Christopher Donahue

J. Christopher Donahue
President
August 15, 2002

1 Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses.

2 Systematic investing does not assure a profit or protect against loss in declining markets. Because dollar-cost averaging involves continuous investment regardless of fluctuating price levels, investors should consider their financial ability to continue purchases during periods of low price levels.

Investment Review

After two straight quarters of positive returns pulled us out of the bear market, equities resumed their downtrend in an ugly way. Increased investor concerns regarding corporate fraud, alleged accounting shenanigans, overleveraged balance sheets, potential terrorist attacks and other geopolitical events, combined with high valuations, made it easy to overlook consistently positive economic data. The result was the third worst quarterly performance in market history. While all sectors were down, the best relative performers were Materials, Consumer Staples and Energy.

FUND PERFORMANCE

Despite negative returns, Federated Capital Appreciation Fund II outperformed its benchmark, the Standard & Poor's 500 Index (S&P 500), and its Lipper peer group.1 During the reporting period, the Fund's Primary Shares returned (13.22)%, the S&P 500 returned (13.40)%, and the Lipper VA Multi Cap Growth Fund Average returned (17.43)%. Our underweight of Information Technology combined with stock selection within Healthcare, Industrials and Information Technology were the primary drivers of performance. This was offset in a minor way by selection within Consumer Discretionary and Consumer Staples and our underweight of Financials.

Top performing holdings were Wellpoint Health Networks, Intuit, Inc., Anthem, Inc., Simon Property Group, Inc. and AmerisourceBergen Corp. Positions which most negatively impacted the Fund were Omnicom Group, Inc., Novellus Systems, Inc., International Business Machines, Corp., Abbott Laboratories and Citigroup, Inc.

MAJOR TRANSACTIONS

Recent purchases included:

Fifth Third Bancorp--A leading Midwest regional bank with strong revenue and earnings growth, high ROA and ROE and good credit risk control.

Wal-Mart Stores, Inc.--The largest U.S. retailer continues to find ways to grow, taking share from food stores, lowering costs and improving returns.

Brocade Communications Systems, Inc.--A leader in the fiber channel SAN space with strong fundamentals at a reasonable valuation.

Recent sales included:

Philip Morris Cos., Inc.--Risk/reward not as attractive given higher share price, strength of generic competition and more visible legal calendar.

FirstEnergy Corp.--We are concerned issues related to its nuclear power plant will impact the business longer than expected.

Wellpoint Health Networks--We believe the valuation reflects strong fundamentals for this HMO, while legal and political risk is rising.

CURRENT STRATEGY

We believe the recent sell-off in the market has provided some attractive risk/reward opportunities not seen for quite some time. As a result we have trimmed our exposure in Healthcare, Utilities and Energy using the proceeds to add to Financials, Technology and Telecommunication Services, where we believe the near-term opportunities are greatest.

At the end of the reporting period, the Fund held 56% of its assets in value stocks with the remaining 44% in growth stocks.

1 The S&P 500 is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Indexes are unmanaged and investments cannot be made in an index. Lipper figures represent the average of the total returns reports by all of mutual funds designated by Lipper, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.

Portfolio of Investments

June 30, 2002 (unaudited)

Shares			Value
		COMMON STOCKS--90.0%
		Consumer Discretionary--8.6%
3,300	[1]	AOL Time Warner, Inc.	$48,543
1,500	[1]	BJ's Wholesale Club, Inc.	57,750
600	[1]	Clear Channel Communications, Inc.	19,212
900		Interpublic Group Cos., Inc.	22,284
1,100		Johnson Controls, Inc.	89,771
1,000		Knight-Ridder, Inc.	62,950
700		Nike, Inc., Class B	37,555
600		Omnicom Group, Inc.	27,480
1,900		Target Corp.	72,390
4,100	[1]	Toys `R' Us, Inc.	71,627
1,600	[1]	Viacom, Inc., Class B	70,992
1,400		Wal-Mart Stores, Inc.	77,014

		TOTAL	657,568

		Consumer Staples--9.7%
2,200		Anheuser-Busch Cos., Inc.	110,000
2,200		Coca-Cola Co.	123,200
1,100		Gillette Co.	37,257
600		Hershey Foods Corp.	37,500
3,700		Kroger Co.	73,630
3,200		McCormick & Co., Inc.	82,400
1,600		PepsiCo, Inc.	77,120
800		Procter & Gamble Co.	71,440
1,000		R.J. Reynolds Tobacco Holdings, Inc.	53,750
2,100		Walgreen Co.	81,123

		TOTAL	747,420

		Energy--6.8%
1,000		ChevronTexaco Corp.	88,500
2,000		Diamond Offshore Drilling, Inc.	57,000
3,100		Exxon Mobil Corp.	126,852
1,800		GlobalSantaFe Corp.	49,230
700		Murphy Oil Corp.	57,750
500		Phillips Petroleum Co.	29,440
1,600		Royal Dutch Petroleum Co., ADR	88,432
600		Valero Energy Corp.	22,452

		TOTAL	519,656

Shares			Value
		COMMON STOCKS--continued
		Financials--13.9%
1,200		Bank of America Corp.	$84,432
2,200		Bank of New York Co., Inc.	74,250
1,900		Bear Stearns Cos., Inc.	116,280
2,700		Citigroup, Inc.	104,625
1,900		Edwards(AG), Inc.	73,853
1,200		Fifth Third Bancorp	79,980
3,600		Gallagher (Arthur J.) & Co.	124,740
1,300		Lehman Brothers Holdings, Inc.	81,276
2,000		Morgan Stanley, Dean Witter & Co.	86,160
2,600		Simon Property Group, Inc.	95,784
2,400	[1]	Travelers Property Casualty Corp., Class A	42,480
2,100		Wells Fargo & Co.	105,126

		TOTAL	1,068,986

		Health Care--18.5%
2,400		Abbott Laboratories	90,360
1,300		AmerisourceBergen Corp.	98,800
2,200	[1]	Anthem, Inc.	148,456
1,900		Baxter International, Inc.	84,455
1,400	[1]	Biogen, Inc.	58,002
1,600		Bristol-Myers Squibb Co.	41,120
5,300	[1]	HealthSouth Corp.	67,787
1,300		Lilly (Eli) & Co.	73,320
1,700		Merck & Co., Inc.	86,088
2,100		Mylan Laboratories, Inc.	65,835
3,900		Pfizer, Inc.	136,500
2,800		Pharmacia Corp.	104,860
3,300		Schering Plough Corp.	81,180
1,000	[1]	St. Jude Medical, Inc.	73,850
800	[1]	Tenet Healthcare Corp.	57,240
1,500		Wyeth	76,800
2,100	[1]	Zimmer Holdings, Inc.	74,886

		TOTAL	1,419,539

		Industrials--10.6%
300	[1]	American Standard Cos.	22,530
2,600		Block (H&R), Inc.	119,990
1,000		Danaher Corp.	66,350
1,400		Deere & Co.	67,060
1,800		Dover Corp.	63,000
900		Eaton Corp.	65,475
1,700	[1]	FIserv, Inc.	62,407
2,900		General Electric Co.	84,245
1,300		Ingersoll-Rand Co., Class A	59,358
1,100		Lockheed Martin Corp.	76,450
1,300		Textron, Inc.	60,970
2,500		Waste Management, Inc.	65,125

		TOTAL	812,960

Shares			Value
		COMMON STOCKS--continued
		Information Technology--11.7%
4,700	[1]	Advanced Micro Devices, Inc.	$45,684
4,400	[1]	BEA Systems, Inc.	41,844
2,000	[1]	Brocade Communications Systems, Inc.	34,960
6,100	[1]	EMC Corp.	46,055
1,000		International Business Machines Corp.	72,000
1,600	[1]	Intuit, Inc.	79,552
1,800	[1]	Lexmark International, Inc., Class A	97,920
2,400		Micron Technology, Inc.	48,528
2,900	[1]	Microsoft Corp.	158,630
1,600	[1]	Novellus Systems, Inc.	54,400
4,400	[1]	Oracle Corp.	41,668
2,700		Scientific-Atlanta, Inc.	44,415
2,500	[1]	SunGuard Data Systems, Inc.	66,200
700	[1]	Symantec Corp.	22,995
1,800	[1]	Teradyne, Inc.	42,300

		TOTAL	897,151

		Materials--3.3%
2,000		Alcoa, Inc.	66,300
1,700		Bowater, Inc.	92,429
2,900		MeadWestvaco Corp.	97,324

		TOTAL	256,053

		Telecommunication Services--3.6%
1,000		BellSouth Corp.	31,500
2,700		SBC Communications, Inc.	82,350
3,800	[1]	Sprint Corp. (PCS Group)	40,318
700		Telephone and Data System, Inc.	42,385
2,100		Verizon Communications, Inc.	84,315

		TOTAL	280,868

		Utilities--3.3%
2,100		Cinergy Corp.	75,579
2,500		NiSource, Inc.	54,575
2,300		SCANA Corp.	71,001
2,300		Sempra Energy	50,899

		TOTAL	252,054

		TOTAL COMMON STOCKS (IDENTIFIED COST $7,277,574)	6,912,255

Shares or Principal Amount			Value
		CONVERTIBLE PREFERRED STOCKS--6.1%
		Consumer Discretionary--1.0%
1,300		Ford Motor Co. Capital Trust I, Conv. Pfd., $3.25	$73,125

		Financials--3.0%
1,400		Capital One Financial Corp., DECS, $3.13	67,690
900		Metlife Capital Trust I, Conv. Pfd., $4.00	79,947
1,600		Washington Mutual, Inc., Conv. Pfd., $2.69	84,200

		TOTAL	231,837

		Industrials--2.1%
1,200		Raytheon Co., Conv. Pfd., $4.13	79,500
1,600		Union Pacific Capital Trust, Conv. Pfd., $3.13	82,608

		TOTAL	162,108

		TOTAL CONVERTIBLE PREFERRED STOCKS (IDENTIFIED COST $484,848)	467,070

		CONVERTIBLE PREFERRED BONDS--1.6%
		Consumer Discretionary--1.6%
$160,000	[1]	Lowe's Cos., Inc., 2/16/2021 (identified cost $126,188)	130,155

		REPURCHASE AGREEMENT--2.9%[2]
222,000		Warburg Dillon Reed LLC, 1.97%, dated 6/28/2002, due 7/1/2002 (at amortized cost)	222,000

		TOTAL INVESTMENTS (IDENTIFIED COST $8,110,610)[3]	$7,731,480

1 Non-income producing security.

2 The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

3 The cost of investments for federal tax purposes amounts to $8,110,610. The net unrealized depreciation of investments on a federal tax basis amounts to $379,130 which is comprised of $190,382 appreciation and $569,512 depreciation at June 30, 2002.

Note: The categories of investments are shown as a percentage of net assets ($7,683,205) at June 30, 2002.

The following acronyms are used throughout this portfolio:

ADR	--American Depositary Receipt
DECS	--Dividend Enhanced Convertible Stock

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

June 30, 2002 (unaudited)

Assets:
Total investments in securities, at value (identified cost $8,110,610)		$7,731,480
Cash		460
Income receivable		10,836
Receivable for investments sold		760,280
Prepaid expenses		26,972

TOTAL ASSETS		8,530,028

Liabilities:
Payable for investments purchased	$841,611
Accrued expenses	5,212

TOTAL LIABILITIES		846,823

Net assets for 1,538,784 shares outstanding		$7,683,205

Net Assets Consist of:
Paid in capital		$12,665,514
Net unrealized depreciation of investments		(379,130)
Accumulated net realized loss on investments		(4,619,542)
Undistributed net investment income		16,363

TOTAL NET ASSETS		$7,683,205

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Primary Shares:
$7,677,351 ÷ 1,537,611 shares outstanding		$4.99

Service Shares:
$5,854 ÷ 1,173 shares outstanding		$4.99

See Notes which are an integral part of the Financial Statements

Statement of Operations

Six Months Ended June 30, 2002 (unaudited)

Investment Income:
Dividends (net of foreign taxes withheld of $242)			$45,133
Interest			3,907

TOTAL INCOME			49,040

Expenses:
Investment adviser fee		$30,695
Administrative personnel and services fee		65,329
Custodian fees		5,250
Transfer and dividend disbursing agent fees and expenses		7,853
Directors'/Trustees' fees		316
Auditing fees		6,000
Legal fees		1,319
Portfolio accounting fees		17,613
Distribution services fee--Service Shares		1
Share registration costs		105
Printing and postage		6,621
Insurance premiums		382
Miscellaneous		56

TOTAL EXPENSES		141,540

Waiver, Reimbursement and Expense Reduction:
Waiver of investment adviser fee	$(30,695)
Reimbursement of other operating expenses	(77,954)
Fees paid indirectly from directed brokerage arrangements	(214)

TOTAL WAIVER, REIMBURSEMENT AND EXPENSE REDUCTION		(108,863)

Net expenses			32,677

Net investment income			16,363

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments			84,043
Net change in unrealized appreciation of investments			(1,141,659)

Net realized and unrealized loss on investments			(1,057,616)

Change in net assets resulting from operations			$(1,041,253)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

	Six Months Ended (unaudited) 6/30/2002	Year Ended 12/31/2001
Increase (Decrease) in Net Assets
Operations:
Net investment income (operating loss)	$16,363	$(4,832)
Net realized gain (loss) on investments	84,043	(3,574,243)
Net change in unrealized appreciation of investments	(1,141,659)	1,266,208

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(1,041,253)	(2,312,867)

Share Transactions:
Proceeds from sale of shares	2,016,642	4,591,232
Cost of shares redeemed	(355,177)	(2,432,119)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	1,661,465	2,159,113

Change in net assets	620,212	(153,754)

Net Assets:
Beginning of period	7,062,993	7,216,747

End of period	$7,683,205	$7,062,993

See Notes which are an integral part of the Financial Statements

Financial Highlights--Primary Shares

(For a Share Outstanding Throughout Each Period)

	Six Months Ended (unaudited) 6/30/2002	Year Ended 12/31/2001	Period Ended 12/31/2000 [1]
Net Asset Value, Beginning of Period	$5.75	$7.67	$10.00
Income From Investment Operations:
Net investment income (operating loss)	0.01	(0.00)[2]	(0.01)
Net realized and unrealized loss on investments	(0.77)	(1.92)	(2.32)

TOTAL FROM INVESTMENT OPERATIONS	(0.76)	(1.92)	(2.33)

Net Asset Value, End of Period	$4.99	$5.75	$ 7.67

Total Return[3]	(13.22)%	(25.03)%	(23.30)%

Ratios to Average Net Assets:

Expenses	0.91%[4,5]	0.91%[5]	0.90%[4]

Net investment income (operating loss)	0.45%[4]	(0.06)%	(0.18)%[4]

Expense waiver/reimbursement[6]	3.01%[4]	2.75%	4.31%[4]

Supplemental Data:

Net assets, end of period (000 omitted)	$7,677	$7,060	$7,217

Portfolio turnover	135%	353%	109%

1 For the period from June 19, 2000 (date of initial public investment) to December 31, 2000.

2 Per share amount less than $0.01.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 Computed on an annualized basis.

5 The expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The expense ratio is 0.90% after taking into account these expense reductions for the six months ended June 30, 2002 and the year ended December 31, 2001.

6 This voluntary expense decrease is reflected in both the expense and the net investment income (operating loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Service Shares

(For a Share Outstanding Throughout the Period)

Period Ended (unaudited) 6/30/2002 [1]
Net Asset Value, Beginning of Period	$5.30
Income From Investment Operations:
Net investment income	0.00 [2]
Net realized and unrealized loss on investments	(0.31)

TOTAL FROM INVESTMENT OPERATIONS	(0.31)

Net Asset Value, End of Period	$4.99

Total Return[3]	(5.85)%

Ratios to Average Net Assets:

Expenses	1.16%[4,5]

Net investment income	1.00%[4]

Expense waiver/reimbursement[6]	2.39%[4]

Supplemental Data:

Net assets, end of period (000 omitted)	$6

Portfolio turnover	135%

1 For the period from April 30, 2002 (date of initial public investment) to June 30, 2002.

2 Per share amount is less than $0.01.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 Computed on an annualized basis.

5 The expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The expense ratio is 1.15% after taking into account these expense reductions for the period ended June 30, 2002.

6 This voluntary expense decrease is reflected in both the expense and the net operating loss ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

June 30, 2002 (unaudited)

ORGANIZATION

Federated Insurance Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end, management investment company. The Trust consists of 14 portfolios. The financial statements included herein are only those of Federated Capital Appreciation Fund II (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of the Fund is capital appreciation.

The Fund offers two classes of shares: Primary Shares and Service Shares.

The Board of Trustees (the "Trustees") approved a change in the name of the Fund as follows:

Effective Date	Old Name	New Name
April 30, 2002	Federated Large Cap Growth Fund II	Federated Capital Appreciation Fund II

Effective April 30, 2002, Service Shares class was added.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP").

Investment Valuations

Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Securities for which no quotations are readily available are valued at their fair value as determined in good faith using methods approved by the Trustees.

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. All discounts/premiums are accreted/amortized for financial reporting purposes as required. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value.

The Fund offers multiple classes of shares, which may differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Effective January 1, 2002, the Fund has adopted the provisions of the American Institute of Certified Public Accountants (AICPA) Audit and Accounting Guide for Investment Companies and began accreting discount/amortizing premium on long-term debt securities. The cumulative effect of this accounting change had no material reclassification effects to the components of net assets of the Fund.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Internal Revenue Code, as amended, (the "Code") applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable country's tax rules and rates.

At December 31, 2001, the Fund, for federal tax purposes, had a capital loss carryforward of $4,259,473, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2008	$ 498,563

2009	$3,760,910

Additionally, net capital losses of $112,416 attributable to security transactions incurred after October 31, 2001 are treated as arising on the first day of the Fund's next taxable year.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value).

Transactions in shares were as follows:

	Six Months Ended 6/30/2002		Year Ended 12/31/2001
Primary Shares:	Shares	Amount	Shares	Amount
Shares sold	374,402	$2,010,281	712,137	$4,591,232
Shares redeemed	(65,317)	(354,900)	(424,486)	(2,432,119)

NET CHANGE RESULTING FROM PRIMARY SHARE TRANSACTIONS	309,085	$1,655,381	287,651	$2,159,113

	Period Ended 6/30/2002
Service Shares:	Shares	Amount
Shares sold	1,226	$6,361
Shares redeemed	(53)	(277)

NET CHANGE RESULTING FROM SERVICE SHARE TRANSACTIONS	1,173	$6,084

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	310,258	$1,661,465

1 Reflects operations for the period from April 30, 2002 (date of initial public investment) to June 30, 2002.

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.85% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. The Adviser can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.150% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Primary Shares and Service Shares. The Plan provides that the Fund may incur distribution expenses up to 0.25% of the average daily net assets of the Primary Shares and Service Shares, annually, to compensate FSC. FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion. For the six months ended June 30, 2002 the Primary Shares did not incur a distribution services fee.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. For the six months ended June 30, 2002, the Fund did not incur a shareholder services fee.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary Federated Shareholder Services Company ("FSSC"), serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

Expense Reduction

The Fund directs certain portfolio trades to a broker, that in turn, pays a portion of the Fund's operating expenses. For the six months ended June 30, 2002, the Fund's expenses were reduced by $214 under these arrangements.

General

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding U.S. government securities and short-term securities (and in-kind contributions), for the six months ended June 30, 2002, were as follows:

Purchases	$11,005,062

Sales	$9,296,959

Variable investment options are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in variable investment options involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

IMPORTANT NOTICE ABOUT FUND DOCUMENT DELIVERY

In an effort to reduce costs and avoid duplicate mailings, the Fund(s) intend to deliver a single copy of certain documents to each household in which more than one shareholder of the Fund(s) resides (so-called "householding"), as permitted by applicable rules. The Fund's "householding" program covers its/their Prospectus and Statement of Additional Information, and supplements to each, as well as Semi-Annual and Annual Reports and any Proxies or information statements. Shareholders must give their written consent to participate in the householding program. The Fund is also permitted to treat a shareholder as having given consent ("implied consent") if (i) shareholders with the same last name, or believed to be members of the same family, reside at the same street address or receive mail at the same post office box, (ii) the Fund gives notice of its intent to "household" at least sixty (60) days before it begins "householding" and (iii) none of the shareholders in the household have notified the Fund(s) or their agent of the desire to "opt out" of householding. Shareholders who have granted written consent, or have been deemed to have granted implied consent, can revoke that consent and opt out of householding at any time by calling 1-800-341-7400.

Federated
World-Class Investment Manager
Federated Capital Appreciation Fund II
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
www.federatedinvestors.com
Contact us at 1-800-341-7400 or
www.federatedinvestors.com/contact
Federated Securities Corp., Distributor

Cusip 313916835
Cusip 313916819

Federated is a registered mark of Federated Investors, Inc. 2002 ©Federated Investors, Inc.

25669 (8/02)

Federated Investors
World-Class Investment Manager

Federated Equity Income Fund II

A Portfolio of Federated Insurance Series

SEMI-ANNUAL REPORT

June 30, 2002

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

President's Message

Dear Shareholder:

I am pleased to present the Semi-Annual Report for Federated Equity Income Fund II, a portfolio of Federated Insurance Series.

This report covers the fund's six-month reporting period from January 1, 2002 through June 30, 2002. It opens with the fund manager's review of market conditions and discussion of fund performance, which is followed by a complete listing of the fund's holdings and financial statements.

The fund is managed to help your money earn income and grow in value by investing in a diversified portfolio of dividend-paying stocks. The fund's common stock holdings are typically diversified across key businesses and industrial sectors. Many of the stocks owned by the fund are household names, such as Colgate-Palmolive Co., Home Depot, Inc. and Pfizer, Inc.

For the six-month reporting period ended June 30, 2002, the fund produced a total return of (12.35)% and paid dividends totaling $0.217 per share, and net asset value decreased by $1.73.1 At the end of the reporting period, the fund's net assets were $76.3 million.

As you know, the past several quarters have been especially difficult for equity investments. Markets clearly are experiencing a down cycle due to a series of corporate scandals as well as continuing concern about terrorism and Mid-East violence. But many economic indicators have become more positive in recent months, suggesting that U.S. and global recoveries are indeed under way--although they have been clouded by discouraging headlines and may be occurring more gradually than we would like. Please remember that the true measure of the performance of a long-term investment like Federated Equity Income Fund II is in years rather than months.

During times of market uncertainty, keep in mind the value of dollar-cost averaging, an investment method through which you can take advantage of price fluctuations by adding to your account on a regular basis. By investing the same amount on a regular schedule, you buy more fund shares when prices are low and fewer when prices are high.2

Thank you for choosing Federated Equity Income Fund II as a diversified, professionally managed way to participate in the income and growth potential of American companies. As always, we welcome your comments and suggestions.

Sincerely,

J. Christopher Donahue

J. Christopher Donahue
President
August 15, 2002

1 Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses.

2 Systematic investing does not assure a profit or protect against loss in declining markets. Because dollar-cost averaging involves continuous investment regardless of fluctuating price levels, investors should consider their financial ability to continue purchases during periods of low price levels.

Investment Review

The Standard & Poor's 500 Index (S&P 500)1 has just suffered its worst first half loss since its (19.48)% return in 1970. The Technology-heavy Nasdaq Composite Index (Nasdaq)2 experienced its worst first half ever, returning (24.98)%. The reasons for the state of affairs are numerous and well known: the Enron debacle, overall accounting concerns, a weakening U.S. dollar, terrorism fears, concerns about the strength of the economic recovery as it comes out of recession, and finally, questions about the valuation of the market. Meanwhile, leading economic indicators show a recovering global economy. Recent news in the Manufacturing sector is encouraging, as is continued strong consumer behavior, the housing boom, and low inflation. Many once-bearish strategists now suggest that the market may be making an important bottom from which a new bull market can emerge. The key will be a recovery in corporate earnings.

All sectors of the S&P 500 were down in the quarter, but the strongest relative sectors were those which would benefit from an improved economy including Basic Materials, (2.1)% and Energy, (4.6)%, as well as the sector considered to be less risky, Consumer Staples, (3.1)%.

The worst-performing groups were the beleaguered Technology, (26.0)%, Telecommunications, (23.6)% and Utilities, (16.9)% sectors.

FUND PERFORMANCE

The fund had a reasonable quarter on a relative basis, returning (13.02)%, slightly outperforming the (13.40)% return of its benchmark index,2 the S&P 500. The Lipper VA Equity Income Fund Average (Lipper)3 return was (9.44)% for the quarter. On a year-to-date basis, the fund returned (12.35)%, outperforming the (13.16)% return of its benchmark index, the S&P 500. The Lipper return was (6.61)%. The Fund's best-performing securities were in the Healthcare Services and economically sensitive groups. These holdings included Anthem, Union Pacific, Universal Health Services, and International Paper. Worst-performing securities were in Technology, Pharmaceuticals and Advertising. These included Omnicom, Intel, Citigroup, Wyeth and IBM.

COMMENTS ON MAJOR TRANSACTIONS OVER THE QUARTER

Trades during the quarter were made to upgrade the quality of holdings within the portfolio by eliminating highly leveraged companies. We also purchased numerous attractive yielding convertible bonds and preferreds, which should cushion the downside in a weak market but also participate when the market recovers. In the Consumer Discretionary sector we sold Cablevision and bought Toys `R' Us convertible preferreds yielding 6.5%. We also bought Liberty Media bonds convertible into Viacom, yielding 3.4%. In Telecommunications we sold Vodafone, as wireless fundamentals continue to deteriorate, and bought investment-grade-rated Alltel convertible preferreds, yielding 8.2%. In Financials we sold Travelers Property Casualty convertibles to buy several high-yielding convertibles. These included Washington Mutual (5.2% yield), credit card leader Capital One Financial (6.8% yield), and Host Marriott (8.3% yield). Finally, in Utilities we sold companies with deteriorating fundamentals, including Dynegy, Mirant and Sierra Pacific. We purchased convertible securities of traditional electric and natural gas utilities. These include Ameren (9.2% yield), Keyspan (8.5% yield), Sempra Energy (9.8% yield) and TXU Corporation (8.2% yield).

FUND POSITIONING AND STRATEGY

The fund remains fully invested with blend exposure to both value and growth stocks in a sector-neutral portfolio. Convertible securities represent 33% of the fund's net assets, offering income while the market completes its bottoming process, but also offering the ability to appreciate in price when the market recovers.

1 S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks to measure performance of broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and investments cannot be made in an index.

2 Nasdaq Composite Index is an unmanaged index that measures all Nasdaq domestic and non-U.S.-based common stocks listed on the Nadsaq Stock Market.

3 Lipper figures represent the average of total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.

Portfolio of Investments

June 30, 2002 (unaudited)

Shares			Value
		COMMON STOCKS--63.3%
		Consumer Discretionary-5.3%
23,300	[1]	AOL Time Warner, Inc.	$342,743
28,585		Home Depot, Inc.	1,049,927
7,400		Omnicom Group, Inc.	338,920
23,100		Target Corp.	880,110
25,300		Wal-Mart Stores, Inc.	1,391,753

		TOTAL	4,003,453

		Consumer Staples--10.4%
32,600		Anheuser-Busch Cos., Inc.	1,630,000
8,500		Colgate-Palmolive Co.	425,425
25,600		Gillette Co.	867,072
24,900		Kraft Foods, Inc., Class A	1,019,655
39,060		PepsiCo, Inc.	1,882,692
7,000		Procter & Gamble Co.	625,100
78,400		Walt Disney Co.	1,481,760

		TOTAL	7,931,704

		Energy--6.4%
21,700		Apache Corp.	1,247,316
39,162		Exxon Mobil Corp.	1,602,509
21,500	[1]	Nabors Industries Ltd.	758,950
22,000	[1]	Noble Corp.	849,200
14,000		Transocean Sedco Forex, Inc.	436,100

		TOTAL	4,894,075

		Financials--12.5%
11,200		American International Group, Inc.	764,176
13,200		Bank of America Corp.	928,752
46,533		Citigroup, Inc.	1,803,154
15,900		Goldman Sachs Group, Inc.	1,166,265
28,600		Lehman Brothers Holdings, Inc.	1,788,072
14,500		Marsh & McLennan Cos., Inc.	1,400,700
20,000		Morgan Stanley Dean Witter & Co.	861,600
16,200		Wells Fargo & Co.	810,972

		TOTAL	9,523,691

		Health Care--11.1%
21,700		Abbott Laboratories	817,005
15,900		Baxter International, Inc.	706,755
21,000	[1]	Guidant Corp.	634,830
15,000		Johnson & Johnson	783,900
19,100		Lilly (Eli) & Co.	1,077,240
44,875		Pfizer, Inc.	1,570,625
38,196		Pharmacia Corp.	1,430,440
28,600		Wyeth	1,464,320

		TOTAL	8,485,115

Shares			Value
		COMMON STOCKS--continued
		Industrials--4.2%
14,600		Deere & Co.	$699,340
41,400		General Electric Co.	1,202,670
11,400		Grainger (W.W.), Inc.	571,140
15,448		Ingersoll-Rand Co.	705,356

		TOTAL	3,178,506

		Information Technology--8.6%
26,600	[1]	Applied Materials, Inc.	505,932
15,500	[1]	Cisco Systems, Inc.	216,225
34,600	[1]	Dell Computer Corp.	904,444
44,200		Intel Corp.	807,534
10,600		International Business Machines Corp.	763,200
36,100	[1]	Microsoft Corp.	1,974,670
36,900		Nokia Oyj, ADR	534,312
37,400		Texas Instruments, Inc.	886,380

		TOTAL	6,592,697

		Materials--1.4%
31,400		Alcoa, Inc.	1,040,910

		Telecommunication Services--3.4%
35,300		SBC Communications, Inc.	1,076,650
38,600		Verizon Communications, Inc.	1,549,790

		TOTAL	2,626,440

		TOTAL COMMON STOCKS (IDENTIFIED COST $48,507,190)	48,276,591

		CONVERTIBLE PREFERRED STOCKS--21.5%
		Consumer Discretionary--2.9%
13,000		Ford Motor Co., Conv. Pfd., $3.25	731,250
38,600		General Motors Corp., Conv. Deb., Series B, $1.00	1,014,022
8,500		Toys `R' Us, Inc., DECS, $3.13	436,050

		TOTAL	2,181,322

		Financials--7.1%
15,300		Ace, Ltd., PRIDES, $4.13	985,473
28,300		Capital One Financial Corp., DECS, $3.13	1,372,550
11,000		Host Marriott Corp., Conv. Pfd., $3.38	468,875
8,100		Metlife Trust I Capital Conv. Pfd., $4.00	725,962
19,300		Prudential Financial, Inc., Conv. Pfd., $3.38	1,111,680
15,200	[2]	Washington Mutual, Inc., Conv. Pfd., Series 144A $2.69	791,920

		TOTAL	5,456,460

		Health Care--1.1%
10,000		Anthem, Inc., Conv. Pfd., $3.00	832,500

		Industrials--4.0%
23,000		Raytheon Co., DECS, $4.13	1,532,375
29,900		Union Pacific Cap Trust, Conv. Pfd., $3.13	1,543,737

		TOTAL	3,076,112

		Materials--2.3%
15,000		Boise Cascade Conv. Pfd., $3.75	803,250
19,900		International Paper Co., Cumulative Conv. Pfd., $2.63	958,862

		TOTAL	1,762,112

Shares or Principal Amount			Value
		CONVERTIBLE PREFERRED STOCKS--continued
		Telecommunication Services--0.6%
9,500		Alltel Corp., DECS, $3.88	$461,130

		Utilities--3.5%
16,500		Ameren Corp., ACES, $2.44	444,675
14,000		FPL Group, Inc., DECS, $4.25	775,740
9,300		KeySpan Corp., DECS, $4.38	485,460
14,000		Sempra Energy, DECS, $2.13	327,250
12,500		TXU Corp., PRIDES, $4.06	630,625

		TOTAL	2,663,750

		TOTAL CONVERTIBLE PREFERRED STOCKS (IDENTIFIED COST $15,243,530)	16,433,386

		CONVERTIBLE CORPORATE BONDS--11.7%
		Consumer Discretionary--1.0%
$775,000	[2]	Liberty Media Group Series Viacom, Conv. Bond, 3.25%, 3/15/2031	754,873

		Energy--1.2%
840,000		Kerr-McGee Corp., Conv. Bond, 5.25%, 2/15/2010	930,460

		Health Care--1.3%
1,620,000		Universal Health Services, Inc., Conv. Bond,.426%, 6/23/2020	1,007,235

		Industrials--2.8%
1,470,000		L-3 Communications Holdings, Inc., Conv. Bond, 4.00%, 9/15/2011	1,786,050
430,000	[2]	Navistar Financial Corp. Owner Trust 1995-A, Conv. Bond, 4.75%, 4/1/2009	384,347

		TOTAL	2,170,397

		Information Technology--5.4%
500,000	[2]	Adaptec, Inc., Conv. Bond, 3.00%, 3/5/2007	430,275
830,000	[2]	Advanced Micro Devices, Inc., 4.75%, 2/1/2022	652,587
1,420,000	[2]	LSI Logic Corp., Sub. Note, 4.00%, 11/1/2006	1,159,075
575,000		NVIDIA Corp., Conv. Bond, 4.75%, 10/15/2007	477,693
300,000	[2]	Photronics, Inc., Conv. Bond, 4.75%, 12/15/2006	262,986
100,000		Photronics, Inc., Conv. Bond, 4.75%, 12/15/2006	88,258
440,000		Siebel Systems, Inc., Conv. Bond, 5.50%, 9/15/2006	441,051
500,000		Teradyne, Inc., Conv. Bond, 3.75%, 10/15/2006	588,420

		TOTAL	4,100,345

		TOTAL CONVERTIBLE CORPORATE BONDS (IDENTIFIED COST $10,177,815)	8,963,310

		REPURCHASE AGREEMENT--1.1%[3]
805,000		Warburg Dillon Reed LLC, 1.97%, dated 6/28/2002, due 7/1/2002 (at amortized cost)	805,000

		TOTAL INVESTMENTS (IDENTIFIED COST $74,733,535)[4]	$74,478,287

1 Non-income producing security.

2 Denotes a restricted security which is subject to restrictions on resale under federal securities laws. These securities have been deemed liquid based upon criteria approved by the fund's Board of Trustees. At June 30, 2002, these securities amounted to $4,436,063 which represents 5.8% of net assets.

3 The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

4 The cost of investments for federal tax purposes amounts to $74,733,535. The net unrealized depreciation of investments on a federal tax basis amounts to $255,248 which is comprised of $6,689,179 appreciation and $6,944,427 depreciation at June 30, 2002.

Note: The categories of investments are shown as a percentage of net assets ($76,314,308) at June 30, 2002.

The following acronyms are used throughout this portfolio:

ACES	--Adjustable Convertible Extendable Securities
ADR	--American Depositary Receipt
DECS	--Dividend Enhanced Convertible Stock
PRIDES	--Preferred Redeemable Increased Dividend Equity Securities

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

June 30, 2002 (unaudited)

Assets:
Total investments in securities, at value (identified cost $74,733,535)		$74,478,287
Cash		408
Receivable for investments sold		1,912,566
Income receivable		152,188

TOTAL ASSETS		76,543,449

Liabilities:
Payable for investments purchased	$223,981
Accrued expenses	5,160

TOTAL LIABILITIES		229,141

Net assets for 7,090,676 shares outstanding		$76,314,308

Net Assets Consist of:
Paid in capital		$98,325,913
Net unrealized depreciation of investments		(255,248)
Accumulated net realized loss on investments		(22,414,657)
Undistributed net investment income		658,300

TOTAL NET ASSETS		$76,314,308

Net Asset Value, Offering Price and Redemption Proceeds Per Share:
$76,314,308 ÷ 7,090,676 shares outstanding		$10.76

See Notes which are an integral part of the Financial Statements

Statement of Operations

Six Months Ended June 30, 2002 (unaudited)

Investment Income:
Dividends (net of foreign taxes withheld of $990)		$903,247
Interest		201,129

TOTAL INCOME		1,104,376

Expenses:
Investment adviser fee	$324,529
Administrative personnel and services fee	61,974
Custodian fees	4,106
Transfer and dividend disbursing agent fees and expenses	16,688
Directors'/Trustees' fees	457
Auditing fees	3,955
Legal fees	2,007
Portfolio accounting fees	23,044
Printing and postage	8,287
Insurance premiums	958
Miscellaneous	87

TOTAL EXPENSES		446,092

Net investment income		658,284

Realized and Unrealized Loss on Investments:
Net realized loss on investments and options transactions		(2,200,600)
Net change in unrealized appreciation of investments		(9,431,008)

Net realized and unrealized loss on investments and options transactions		(11,631,608)

Change in net assets resulting from operations		$(10,973,324)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

	Six Months Ended (unaudited) 6/30/2002	Year Ended 12/31/2001
Increase (Decrease) in Net Assets
Operations:
Net investment income	$658,284	$1,722,424
Net realized loss on investments and options transactions	(2,200,600)	(10,609,979)
Net change in unrealized appreciation investments	(9,431,008)	(3,093,457)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(10,973,324)	(11,981,012)

Distributions to Shareholders:
Distributions from net investment income	(1,569,093)	(1,902,807)

Share Transactions:
Proceeds from sale of shares	1,991,084	12,045,761
Net asset value of shares issued to shareholders in payment of distributions declared	1,569,093	1,902,806
Cost of shares redeemed	(6,691,294)	(13,011,015)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(3,131,117)	937,552

Change in net assets	(15,673,534)	(12,946,267)

Net Assets:
Beginning of period	91,987,842	104,934,109

End of period (including undistributed net investment income of $658,300 and $1,569,109, respectively)	$76,314,308	$91,987,842

See Notes which are an integral part of the Financial Statements

Financial Highlights

(For a Share Outstanding Throughout Each Period)

	Six Months Ended (unaudited)	Year Ended December 31,				Period Ended
	6/30/2002	2001	2000	1999	1998	12/31/1997 [1]
Net Asset Value, Beginning of Period	$12.49	$14.32	$16.28	$14.15	$12.31	$10.47
Income From Investment Operations:
Net investment income	0.10	0.23	0.22	0.22 [2]	0.22	0.23
Net realized and unrealized gain (loss) on investments	(1.61)	(1.81)	(2.01)	2.32	1.69	1.76

TOTAL FROM INVESTMENT OPERATIONS	(1.51)	(1.58)	(1.79)	2.54	1.91	1.99

Less Distributions:
Distributions from net investment income	(0.22)	(0.25)	(0.17)	(0.23)	(0.07)	(0.15)
Distributions from net realized gain on investments	--	--	--	(0.18)	--	--

TOTAL DISTRIBUTIONS	(0.22)	(0.25)	(0.17)	(0.41)	(0.07)	(0.15)

Net Asset Value, End of Period	$10.76	$12.49	$14.32	$16.28	$14.15	$12.31

Total Return[3]	(12.35)%	(10.98)%	(11.19)%	18.39%	15.57%	19.19%

Ratios to Average Net Assets:

Expenses	1.03%[4]	0.97%	0.95%	0.94%	0.93%	0.85%[4]

Net investment income	1.52%[4]	1.77%	1.67%	1.48%	2.04%	2.41%[4]

Expense waiver/reimbursement[5]	--	0.02%	0.04%	0.20%	0.43%	1.44%[4]

Supplemental Data:

Net assets, end of period (000 omitted)	$76,314	$91,988	$104,934	$87,619	$57,499	$32,875

Portfolio turnover	54%	101%	74%	49%	59%	68%

1 Reflects operations for the period from January 30, 1997 (date of initial public investment) to December 31, 1997.

2 Calculated using the average shares method.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 Computed on an annualized basis.

5 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

June 30, 2002 (unaudited)

ORGANIZATION

Federated Insurance Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of 14 portfolios. The financial statements included herein are only those of Federated Equity Income Fund II (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of the Fund is to provide above average income and capital appreciation.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP").

Investment Valuation

U.S. government securities, listed corporate bonds, other fixed income and asset backed securities, and unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Securities for which no quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Trustees (the "Trustees").

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. All discounts/premiums are accreted/amortized for financial reporting purpose as required. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Internal Revenue Code, as amended (the "Code"), applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

At December 31, 2001, the Fund, for federal tax purposes, had a capital loss carryforward of $20,200,847 which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows.

Expiration Year	Expiration Amount
2007	$ 1,719,590

2008	$ 7,949,028

2009	$ 10,532,229

Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable country's rules and rates.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Written Options Contracts

The Fund may write option contracts. A written option obligates the Fund to deliver a call, or to receive and put the contracted amount upon exercise by the holder of the option. The value of the option contract is recorded as a liability and unrealized gain or loss is measured by the difference between the current value and the premium received. For the six months ended June 30, 2002, the Fund had a realized gain of $22,689 on written options.

Contracts	Number of Contracts	Premium
Outstanding 12/31/2001	--	$ --

Options written	375	40,872

Options expired	(180)	(17,110)

Options closed	(195)	(23,762)

Outstanding at 6/30/2002	--	$ --

Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in good faith using methods approved by the Trustees.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value).

Transactions in shares were as follows:

	Six Months Ended 6/30/2002	Year Ended 12/31/2001
Shares sold	167,537	904,763
Shares issued to shareholders in payment of distributions declared	126,032	154,323
Shares redeemed	(566,790)	(1,025,198)

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(273,221)	33,888

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.75% of the Fund's average daily net assets.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.150% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's shares. The Plan provides that the Fund may incur distribution expenses up to 0.25% of the average daily net assets of the Fund annually, to compensate FSC. For the six months ended June 30, 2002, the Fund did not incur a distribution services fee.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. For the six months ended June 30, 2002, the Fund did not incur a shareholder services fee.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

General

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities (and in-kind contributions), for the six months ended June 30, 2002, were as follows:

Purchases	$44,629,871

Sales	$47,336,885

Variable investment options are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in variable investment options involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

IMPORTANT NOTICE ABOUT FUND DOCUMENT DELIVERY

In an effort to reduce costs and avoid duplicate mailings, the Fund(s) intend to deliver a single copy of certain documents to each household in which more than one shareholder of the Fund(s) resides (so-called "householding"), as permitted by applicable rules. The Fund's "householding" program covers its/their Prospectus and Statement of Additional Information, and supplements to each, as well as Semi-Annual and Annual Reports and any Proxies or information statements. Shareholders must give their written consent to participate in the householding program. The Fund is also permitted to treat a shareholder as having given consent ("implied consent") if (i) shareholders with the same last name, or believed to be members of the same family, reside at the same street address or receive mail at the same post office box, (ii) the Fund gives notice of its intent to "household" at least sixty (60) days before it begins "householding" and (iii) none of the shareholders in the household have notified the Fund(s) or their agent of the desire to "opt out" of householding. Shareholders who have granted written consent, or have been deemed to have granted implied consent, can revoke that consent and opt out of householding at any time by calling 1-800-341-7400.

Federated
World-Class Investment Manager
Federated Equity Income Fund II
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
www.federatedinvestors.com
Contact us at 1-800-341-7400 or
www.federatedinvestors.com/contact
Federated Securities Corp., Distributor

Cusip 313916801

Federated is a registered mark of Federated Investors, Inc. 2002 ©Federated Investors, Inc.

G01305-01 (8/02)

Federated Investors
World-Class Investment Manager

Federated Growth Strategies Fund II

A Portfolio of Federated Insurance Series

SEMI-ANNUAL REPORT

June 30, 2002

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

President's Message

Dear Shareholder:

I am pleased to present the Semi-Annual Report for Federated Growth Strategies Fund II, a portfolio of Federated Insurance Series.

This report covers the six-month reporting period from January 1, 2002, through June 30, 2002. It begins with a commentary by the fund's portfolio managers, which is followed by a complete listing of the fund's growth stock holdings and the financial statements.

The fund is managed to help your investment grow over the long term through a highly diversified portfolio of common stocks issued by large, quality companies. At the end of the reporting period, the fund's extensive list of stock holdings included many well-known names like Allstate Corp., Barnes & Noble, BellSouth, Dell Computer, Kellogg, Kraft Foods, Microsoft, PetSmart, and Starbucks.

This diversified portfolio produced a six-month total return of (14.56)% through a net asset value decrease of $2.57.1 On June 30, 2002, net assets were $74.9 million.

The six-month reporting period was an unusually difficult one for stocks. Please remember that the true measure of investment performance is in years rather than months, and you can anticipate relatively brief periods of negative, as well as positive, returns.

Thank you for putting your money to work in quality American companies through the diversification and professional management of Federated Growth Strategies Fund II. As always, we welcome your comments and suggestions.

Sincerely,

J. Christopher Donahue

J. Christopher Donahue
President
August 15, 2002

1 Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The performance information does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses.

Investment Review

The second quarter of 2002 saw signs of economic stability and relative tranquility on the domestic terrorism front. This was not enough to overcome the escalation of Indian/Pakistani tensions, the continuation of the Israeli/Palestinian conflict, and the increase in accounting concerns, punctuated by the news that WorldCom, Xerox and others may have committed massive fraud. The latter issues were substantial enough to weigh heavily on the equity markets, pushing all broader indexes down big for the quarter. Positive fallout of the trouble in the markets, however, was that the Federal Reserve (the "Fed") appears less likely to raise interest rates any time soon. This, along with continued benign inflation trends, helped the 30-year Treasury bond to rally, pushing yields down modestly from 5.80% to 5.51%.

The major news was that despite recent economic strength, especially off of last September lows, the increased uncertainty generated by the issues mentioned above were enough to dampen the outlook and forecasts issued by most companies, especially those related to technology spending. As a result, the market materially increased its first quarter preference for stocks with higher dividend yields, lower valuations and generally higher certainty of near-term sales.

Specifically, through the second quarter, the market maintained its predilection for smaller capitalized value stocks. Across industries, Technology, Telecom and Healthcare (here, hurt by a rash of company-specific issues) stayed under meaningful pressure, while Consumer Staples, Consumer Discretionary and Financials were down only modestly. The tale of the tape for the first half of 2002 had the Nasdaq Composite Index2 down 24.8%, while the Standard & Poor's Barra Growth Index3 (a more diversified index of large-cap growth stocks) lost 16.9%. The Standard & Poor's 500 (S&P 500) posted a loss of 13.2%.4

2 NASDAQ Composite Index is an unmanaged index that measures all NASDAQ domestic and non U.S.-based common stocks listed on the NASDAQ Stock Market. The index is unmanaged and investments cannot be made in an index.

3 S&P 500/Barra Growth Indexis an unmanaged capitalization-weighted index of stocks in the Standard & Poor's 500 Index having the highest price to book ratios. The index consists of approximately half of the S&P 500 on the market capitalization basis. The index is unmanaged and investments cannot be made in an index.

4 S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and investments cannot be made in an index.

The fund was down 14.6% through the first half of this year. The average fund in the Lipper Multi-Cap Growth Universe5 lost 20.1% in the quarter. We believe that the fund had a modestly defensive position, relative to its peers, going into the beginning of the quarter. This means that the fund probably owned, on average, less Technology, relative to its peers, and modestly more of the stable growth sectors, such as Consumer Staples and Financials (mainly banks). We believe the fund also benefited from better performance within Healthcare (fewer biotechs & larger pharmas and more device & service related companies).

Our stand continues to be that the economy will likely improve throughout the balance of 2002. The market, however, appears to be preoccupied with the growing geopolitical tensions, terrorism and accounting irregularities. These three overhangs may mute the market's appreciation for and reaction to economic strength. Consequently, we believe that maintaining a near-term, modestly defensive posture is warranted. This implies that, relative to our peers, we will favor, for example, an underweight in the Information Technology sector, an overweight in Consumer Staples, an underweight in Biotech stocks, etc.

Should resolutions appear on any of the troubled fronts (due to positive events or just the passage of peaceful time), the markets will likely become more optimistic and move back into the faster growth or cyclically leveraged areas. We are skeptical, however, and will maintain our current biases until such improvement becomes more obvious and a more aggressive stance becomes justified. Should that type of environment develop, and we hope it does, the biases of the fund will probably adjust accordingly.

5 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the categories indicated. These figures do not reflect sales charges. This index is unmanaged.

Portfolio of Investments

June 30, 2002 (unaudited)

Shares			Value
		COMMON STOCKS--97.5%
		Consumer Discretionary--16.2%
7,100	[1]	AutoZone, Inc.	$548,830
21,800	[1,4]	Barnes & Noble, Inc.	576,174
19,000	[1]	Bed Bath & Beyond, Inc.	717,060
25,100	[4]	Blockbuster, Inc.	675,190
14,400	[1,4]	Brinker International, Inc.	457,200
13,500	[1]	Cheesecake Factory, Inc.	478,980
20,400		Darden Restaurants, Inc.	503,880
14,200	[1]	Furniture Brands International, Inc.	429,550
14,300	[1,4]	GameStop Corp.	300,157
9,600	[1]	Harrah's Entertainment, Inc.	425,760
6,200		Johnson Controls, Inc.	505,982
13,600	[1]	Lear Corp.	629,000
5,900		Lennar Corp.	361,080
16,400		Lowe's Cos., Inc.	744,560
9,600		Maytag Corp.	409,440
36,500	[1]	Office Depot, Inc.	613,200
46,800	[1]	PetSmart, Inc.	750,672
20,900	[1]	Starbucks Corp.	519,365
18,900		Tiffany & Co.	665,280
10,400		Wal-Mart Stores, Inc.	572,104
23,600	[1,4]	Williams-Sonoma, Inc.	723,576
17,200	[1]	Yum! Brands, Inc.	503,100

		TOTAL	12,110,140

		Consumer Staples--8.5%
13,800		Anheuser-Busch Cos., Inc.	690,000
13,400		Avon Products, Inc.	700,016
12,800		Clorox Co.	529,280
19,300		Coca-Cola Enterprises, Inc.	426,144
23,200		ConAgra, Inc.	641,480
20,400	[1,4]	Constellation Brands, Inc., Class A	652,800
13,000		Diageo PLC, ADR	671,450
16,900		Kellogg Co.	606,034
13,500		Kraft Foods, Inc., Class A	552,825
19,300		SUPERVALU, Inc.	473,429
14,900		The Pepsi Bottling Group, Inc.	458,920

		TOTAL	6,402,378

		Energy--5.2%
10,000		Apache Corp.	574,800
11,900	[1]	Cooper Cameron Corp.	576,198
20,100		ENSCO International, Inc.	547,926
18,500		GlobalSantaFe Corp.	505,975
15,000	[1]	Nabors Industries Ltd.	529,500
10,900	[1]	Newfield Exploration Co.	405,153
22,000	[1]	Rowan Companies, Inc.	471,900
9,200	[4]	Sunoco Inc.	327,796

		TOTAL	3,939,248

Shares			Value
		COMMON STOCKS--continued
		Financials--11.2%
19,000		Ace, Ltd.	$600,400
11,100		Allstate Corp.	410,478
8,400	[4]	Bear Stearns Cos., Inc.	514,080
14,800		Commerce Bancorp, Inc.	654,160
10,800		Edwards(AG), Inc.	419,796
5,700		Fidelity National Financial, Inc.	180,120
11,700		Gallagher (Arthur J.) & Co.	405,405
7,100		Goldman Sachs Group, Inc.	520,785
14,800		Legg Mason, Inc.	730,232
7,300		Lehman Brothers Holdings, Inc.	456,396
8,100		M & T Bank Corp.	694,656
11,000		Morgan Stanley Dean Witter & Co.	473,880
17,000		New York Community Bancorp, Inc.	460,700
14,000		North Fork Bancorp, Inc.	557,340
45,700	[4]	Sovereign Bancorp, Inc.	683,215
7,100		XL Capital Ltd., Class A	601,370

		TOTAL	8,363,013

		Healthcare--16.3%
8,700	[1]	Amgen, Inc.	364,356
9,800	[1,4]	Anthem, Inc.	661,304
21,100	[1]	Boston Scientific Corp.	618,652
30,500	[1]	Caremark Rx, Inc.	503,250
4,600	[1,4]	Cephalon, Inc.	207,920
21,850		Dentsply International, Inc.	806,484
23,400	[1,4]	First Health Group Corp.	656,136
11,300	[1]	Forest Labratories, Inc., Class A	800,040
7,200	[1,4]	Gilead Sciences, Inc.	236,736
20,000	[1]	Guidant Corp.	604,600
26,200	[1]	Manor Care, Inc.	602,600
8,400	[1]	Medimmune, Inc.	221,760
14,900		Medtronic, Inc.	638,465
10,500		Merck & Co., Inc.	531,720
16,100	[1]	Patterson Dental Co.	810,313
20,668		Pfizer, Inc.	723,380
17,800		Pharmacia Corp.	666,610
9,600	[1]	St. Jude Medical, Inc.	708,960
8,300	[1]	Tenet Healthcare Corp.	593,865
9,800	[1]	Wellpoint Health Networks, Inc.	762,538
9,000		Wyeth	460,800

		TOTAL	12,180,489

Shares			Value
		COMMON STOCKS--continued
		Industrials--8.5%
12,000	[1]	Alliant Techsystems, Inc.	$765,600
16,500	[1]	Concord EFS, Inc.	497,310
12,200	[1]	Corporate Executive Board Co.	417,850
6,900		Eaton Corp.	501,975
5,800		General Dynamics Corp.	616,830
11,900		Honeywell International, Inc.	419,237
9,600		ITT Industries, Inc.	677,760
10,700	[1,4]	L-3 Communications Holdings, Inc.	577,800
10,400		Lockheed Martin Corp.	722,800
9,600		Pentair, Inc.	461,568
6,100		SPX Corp.	716,750

		TOTAL	6,375,480

		Information Technology--25.1%
19,300	[1,4]	ASML Holding NV	291,816
8,800		Adobe System, Inc.	250,800
33,800	[1]	Advanced Micro Devices, Inc.	328,536
13,200	[1]	Affiliated Computer Services, Inc., Class A	626,736
23,000	[1]	Applied Materials, Inc.	437,460
32,700	[1]	Brocade Communications Systems, Inc.	571,596
63,900	[1]	Cisco Systems, Inc.	891,405
13,400	[1,4]	Cymer, Inc.	469,536
30,100	[1]	Dell Computer Corp.	786,814
11,400	[1]	Electronic Arts, Inc.	752,970
12,700	[1,4]	Emulex Corp.	285,877
53,600	[1,4]	Extreme Networks, Inc.	540,824
28,300	[1,4]	Fairchild Semiconductor International, Inc., Class A	687,690
12,600		Harris Corp.	456,624
30,900	[4]	Ingram Micro, Inc., Class A	424,875
10,100		Intuit, Inc.	502,172
23,600	[1,4]	JDA Software Group, Inc.	666,936
27,700	[1]	Jabil Circuit, Inc.	584,747
12,200	[1]	Lexmark International Group, Class A	663,680
11,100	[1,4]	Mercury Interactive Corp.	254,856
14,100	[1]	Microchip Technology, Inc.	386,763
18,700	[1]	Microsoft Corp.	1,022,890
41,500		Motorola, Inc.	598,430
43,100	[1]	Oracle Corp.	408,157
16,000	[1,4]	Qlogic Corp.	609,600
21,200	[1]	Qualcomm, Inc.	582,788
26,700	[1,4]	SanDisk Corp.	331,080
16,100	[4]	SAP AG (Systeme, Anwendungen, Produkte in der Datevnerarbeitung), ADR	391,069
22,300	[1,4]	Siebel Systems, Inc.	317,106
14,100	[1]	SunGuard Data Systems, Inc.	373,368
14,600	[1,4]	Symantec Corp.	479,610
Shares or Principal Amount			Value
		COMMON STOCKS--continued
		Information Technology--continued
12,900	[1]	THQ, Inc.	$384,678
47,696	[1,4]	Taiwan Semiconductor Manufacturing Co., ADR	620,048
95,100	[1,4]	United Microelectronics Corp., ADR	698,985
18,000	[1]	Veritas Software Corp.	356,220
22,000	[1,4]	Vishay Intertechnology, Inc.	484,000
12,600	[1]	Xilinx, Inc.	282,618

		TOTAL	18,803,360

		Materials--2.6%
12,200		Ball Corp.	506,056
27,600		Barrick Gold Corp.	524,124
21,900	[1]	Pactiv Corp.	521,220
9,600	[1,4]	Sealed Air Corp.	386,592

		TOTAL	1,937,992

		Telecommunication Services--2.3%
9,500		ALLTEL Corp.	446,500
12,700		BellSouth Corp.	400,050
12,200		Telefonos de Mexico, Class L, ADR	391,376
11,300		Verizon Communications, Inc.	453,695

		TOTAL	1,691,621

		Utilities--1.6%
14,200		Entergy Corp.	602,648
12,000		TXU Corp.	618,600

		TOTAL	1,221,248

		TOTAL COMMON STOCKS (IDENTIFIED COST $72,402,661)	73,024,969

		REPURCHASE AGREEMENT--1.7%[2]
$1,249,000		Warburg Dillon Reed LLC, 1.97%, dated 6/28/2002, due 7/1/2002 (at amortized cost)	1,249,000

		TOTAL INVESTMENTS (IDENTIFIED COST $73,651,661)[3]	$74,273,969

1 Non-income producing security.

2 The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

3 The cost of investments for federal tax purposes amounts to $73,651,661. The net unrealized appreciation of investments on a federal tax basis amounts to $622,308 which is comprised of $6,316,706 appreciation and $5,694,398 depreciation at June 30, 2002.

4 All or a portion of these shares are temporarily on loan to unaffiliated broker/dealers.

Note: The categories of investments are shown as a percentage of net assets ($74,864,177) at June 30, 2002.

The following acronym is used throughout this portfolio:

ADR	--American Depositary Receipt

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

June 30, 2002 (unaudited)

Assets:
Total investments in securities, at value (identified cost $73,651,661)		$74,273,969
Cash		834
Income receivable		38,548
Receivable for investments sold		2,012,236
Cash held as collateral for securities lending		12,408,296
Prepaid expenses		10,347

TOTAL ASSETS		88,744,230

Liabilities:
Payable for investments purchased	$1,461,991
Payable on collateral due to broker	12,408,296
Accrued expenses	9,766

TOTAL LIABILITIES		13,880,053

Net assets for 4,965,308 shares outstanding		$74,864,177

Net Assets Consist of:
Paid in capital		$97,692,455
Net unrealized appreciation of investments		622,308
Accumulated net realized loss on investments		(23,344,485)
Accumulated net operating loss		(106,101)

TOTAL NET ASSETS		$74,864,177

Net Asset Value, Offering Price and Redemption Proceeds Per Share:
$74,864,177 ÷ 4,965,308 shares outstanding		$15.08

See Notes which are an integral part of the Financial Statements

Statement of Operations

Six Months Ended June 30, 2002 (unaudited)

Investment Income:
Dividends (net of foreign taxes withheld of $1,800)			$305,432
Interest (including income on securities loaned of $6,520)			34,619

TOTAL INCOME			340,051

Expenses:
Investment adviser fee		$330,677
Administrative personnel and services fee		61,987
Custodian fees		7,648
Transfer and dividend disbursing agent fees and expenses		7,893
Directors'/Trustees' fees		459
Auditing fees		9,623
Legal fees		2,073
Portfolio accounting fees		23,149
Printing and postage		11,138
Insurance premiums		397
Miscellaneous		406

TOTAL EXPENSES		455,450

Waiver and Expense Reduction:
Waiver of investment adviser fee	$(4,574)
Fees paid indirectly from direct broker arrangements	(4,724)

TOTAL WAIVER AND EXPENSE REDUCTION		(9,298)

Net expenses			446,152

Net operating loss			(106,101)

Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments			(2,604,423)
Net change in unrealized appreciation of investments			(10,629,100)

Net realized and unrealized loss on investments			(13,233,523)

Change in net assets resulting from operations			$(13,339,624)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

	Six Months Ended (unaudited) 6/30/2002	Year Ended 12/31/2001
Increase (Decrease) in Net Assets
Operations:
Net operating loss	$(106,101)	$(162,218)
Net realized loss on investments	(2,604,423)	(20,243,036)
Net change in unrealized appreciation of investments	(10,629,100)	(9,720,117)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(13,339,624)	(30,125,371)

Distributions to Shareholders:
Distributions from net realized gain on investments	--	(1,849,196)

Share Transactions:
Proceeds from sale of shares	1,305,308	9,521,839
Net asset value of shares issued to shareholders in payment of distributions declared	--	1,849,194
Cost of shares redeemed	(9,227,909)	(15,620,977)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(7,922,601)	(4,249,944)

Change in net assets	(21,262,225)	(36,224,511)

Net Assets:
Beginning of period	96,126,402	132,350,913

End of period	$74,864,177	$96,126,402

See Notes which are an integral part of the Financial Statements

Financial Highlights

(For a Share Outstanding Throughout Each Period)

	Six Months Ended (unaudited)	Year Ended December 31,
	6/30/2002	2001	2000	1999	1998	1997
Net Asset Value, Beginning of Period	$17.65	$23.15	$30.88	$17.91	$16.14	$12.80
Income From Investment Operations:
Net investment income (net operating loss)	(0.02)	(0.03)[1]	(0.10)	(0.07)	(0.04)[1]	0.02 [1]
Net realized and unrealized gain (loss) on investments	(2.55)	(5.15)	(5.32)	13.04	2.83	3.41

TOTAL FROM INVESTMENT OPERATIONS	(2.57)	(5.18)	(5.42)	12.97	2.79	3.43

Less Distributions:
Distributions from net investment income	--	--	--	--	(0.02)	(0.02)
Distributions from net realized gain on investments	--	(0.32)	(2.31)	--	(1.00)	(0.07)

TOTAL DISTRIBUTIONS	--	(0.32)	(2.31)	--	(1.02)	(0.09)

Net Asset Value, End of Period	$15.08	$17.65	$23.15	$30.88	$17.91	$16.14

Total Return[2]	(14.56)%	(22.38)%	(19.91)%	72.42%	17.44%	27.03%

Ratios to Average Net Assets:

Expenses	1.02%[3,4]	0.90%	0.86%	0.85%	0.86%	0.85%

Net investment income (net operating loss)	(0.24)%[3]	(0.15)%	(0.39)%	(0.38)%	(0.25)%	0.14%

Expense waiver/reimbursement[5]	0.01%[3]	0.07%	0.08%	0.20%	0.31%	0.67%

Supplemental Data:

Net assets, end of period (000 omitted)	$74,864	$96,126	$132,351	$132,563	$62,747	$47,280

Portfolio turnover	108%	219%	128%	117%	104%	148%

1 Per share information presented is based upon the monthly average number of shares outstanding.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 Computed on an annualized basis.

4 The expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The expense ratio is 1.01% after taking into account these expense reductions.

5 This voluntary expense decrease is reflected in both the expense and the net investment income (net operating loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

June 30, 2002 (unaudited)

ORGANIZATION

Federated Insurance Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of 14 portfolios. The financial statements included herein are only those of Federated Growth Strategies Fund II (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of the Fund is capital appreciation.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP").

Investment Valuation

Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Securities for which no quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Trustees (the "Trustees").

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. All discounts/premiums are accreted/amortized for financial reporting purpose as required. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Internal Revenue Code, as amended, (the "Code") applicable to regulated investment companies and to distribute to shareholders each year substantially all of their income. Accordingly, no provision for federal tax is necessary.

At December 31, 2001, the Fund, for federal tax purposes, had a capital loss carryforward of $18,827,237 which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire in 2009.

Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable country's rules and rates.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Securities Lending

The Fund participates in a securities lending program providing for the lending of corporate bonds, equity and government securities to qualified brokers. Collateral for securities loaned must be in cash or government securities. Collateral is maintained at a minimum level of 100% of the market value on investments loaned, plus interest, if applicable. Earnings on collateral are allocated between the custodian, as a fee for its services under the program, and the Fund, according to agreed-upon rates.

As of June 30, 2002, securities subject to this type of arrangement and related collateral were as follows:

Market Value of Securities Loaned	Market Value of Collateral
$12,038,028	$12,408,296

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value).

Transactions in shares were as follows:

	Six Months Ended 6/30/2002	Year Ended 12/31/2001
Shares sold	76,904	472,399
Shares issued to shareholders in payment of distributions declared	--	103,596
Shares redeemed	(556,542)	(848,641)

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(479,638)	(272,646)

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.75% of the Fund's average daily net assets. The Adviser may voluntarily choose to wave any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.150% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's shares. The Plan provides that the Fund may incur distribution expenses up to 0.25% of the average daily net assets of the Fund annually to compensate FSC. For the six months ended June 30, 2002, the Fund did not incur a distribution services fee.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. For the six months ended June 30, 2002, the Fund did not incur a shareholder services fee.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary, FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

Expense Reduction

The Fund directs certain portfolio trades to a broker that, in turn, pays a portion of the Fund's operating expenses. For the six months ended June 30, 2002, the Fund's expenses were reduced by $4,724 under these arrangements.

General

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term securities (and in-kind contributions), for the six months ended June 30, 2002, were as follows:

Purchases	$89,987,408

Sales	$97,815,987

Purchases and sales of long-term U.S. government securities for the six months ended June 30, 2002, were as follows:

Purchases	$1,709,031

Sales	$1,693,094

Variable investment options are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in variable investment options involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

IMPORTANT NOTICE ABOUT FUND DOCUMENT DELIVERY

In an effort to reduce costs and avoid duplicate mailings, the Fund(s) intend to deliver a single copy of certain documents to each household in which more than one shareholder of the Fund(s) resides (so-called "householding"), as permitted by applicable rules. The Fund's "householding" program covers its/their Prospectus and Statement of Additional Information, and supplements to each, as well as Semi-Annual and Annual Reports and any Proxies or information statements. Shareholders must give their written consent to participate in the householding program. The Fund is also permitted to treat a shareholder as having given consent ("implied consent") if (i) shareholders with the same last name, or believed to be members of the same family, reside at the same street address or receive mail at the same post office box, (ii) the Fund gives notice of its intent to "household" at least sixty (60) days before it begins "householding" and (iii) none of the shareholders in the household have notified the Fund(s) or their agent of the desire to "opt out" of householding. Shareholders who have granted written consent, or have been deemed to have granted implied consent, can revoke that consent and opt out of householding at any time by calling 1-800-341-7400.

Federated
World-Class Investment Manager
Federated Growth Strategies Fund II
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
www.federatedinvestors.com
Contact us at 1-800-341-7400 or
www.federatedinvestors.com/contact
Federated Securities Corp., Distributor

Cusip 313916702

Federated is a registered mark of Federated Investors, Inc. 2002 ©Federated Investors, Inc.

G00433-08 (8/02)

Federated Investors
World-Class Investment Manager

Federated High Income Bond Fund II

A Portfolio of Federated Insurance Series

SEMI-ANNUAL REPORT

June 30, 2002

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

President's Message

Dear Shareholder:

I am pleased to present your Semi-Annual Report for Federated High Income Bond Fund II, a portfolio of Federated Insurance Series.

This report covers the six-month reporting period from January 1, 2002 through June 30, 2002 for Primary Shares and Service Shares. It begins with a commentary by the fund's portfolio manager, which is followed by a complete listing of the fund's high-yield bond holdings and the financial statements.

For the six-month reporting period, the fund's broadly diversified, carefully researched portfolio held 302 high-yield, lower-rated bonds.1 Total return was negatively impacted by a decline in high-yield bond prices, with credit concerns being the primary driver of weaker performance. Individual share class total return for the reporting period, including income distribution, follows.2

	Total Return	Dividends	Net Asset Value Change
Primary Shares	(1.33)%	$0.759	$7.72 to $6.89 = (10.75)%
Service Shares	(1.36)%	$0.757	$7.72 to $6.89 = (10.75)%

On June 30, 2002, net assets for the two share classes totaled $219.9 million.

Thank you for participating in the income opportunities of high-yield corporate bonds through the diversification and professional management of Federated High Income Bond Fund II. As always, we welcome your comments and suggestions.

Very sincerely yours,

J. Christopher Donahue

J. Christopher Donahue
President
August 15, 2002

1 Lower rated bonds involve a higher degree of risk than investment grade bonds in return for higher yield potential.

2 Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The performance information does not reflect the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses.

Investment Review

MARKET OVERVIEW

The high-yield bond market substantially underperformed the high-quality bond market during the six months ended June 30, 2002. For example, the Lehman Brothers Aggregate Bond Index,3 a measure of high-quality bond performance, returned 3.79% versus (4.84)% for the Lehman Brothers High Yield Bond Index.4 The high-yield market, which had performed well through April, turned decidedly negative in the month of June. Declining equity prices, concerns over the strength of the U.S. economy and corporate integrity issues negatively impacted the high-yield market.

The high-yield market was heavily influenced during June primarily by four large sectors: Wireline Telecommunications, Wireless Telecommunications, Cable Television, and Utilities. The broader high-yield market performed relatively well, with only 8 of 48 industry sectors tracked within the Lehman Brothers High Yield Bond Index having negative returns year-to-date. Within the Wireline Telecommunications sector, the underperformance was exacerbated by the downgrade of WorldCom and Qwest Communications from investment grade to junk status. Combined, WorldCom and Qwest accounted for approximately 6.78% of the high-yield market when they entered the high-yield index on May 31, 2002. With the announcement of accounting irregularities at WorldCom, the price of the securities of both companies fell dramatically. Accounting irregularities, which ultimately led to the bankruptcy of Adelphia Communications, Inc., put pressure on the entire Cable Television sector. The underperformance in the Wireless Telecommunications sector, which currently represents approximately 3.3% of the high-yield market, was impacted by slower than expected subscriber growth reported by many companies within the sector. Finally, the Electric Utility sector, currently 7.26% of the high-yield market, was driven by a large sell-off within the Independent Power Producer (IPP) sector, which accounts for approximately 50% of the Electric Utility sector. The Utility Sector continues to be volatile as revelations of fictitious trading, possible market manipulation and accounting irregularities following the collapse of Enron continue to make investors reluctant to invest in this sector of the market. As of June 30, 2002, the fund had no exposure to Qwest, WorldCom, or Adelphia Communications.

3 Lehman Brothers Aggregate Bond Index is an unmanaged index composed of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization. The index is unmanaged and investments cannot be made in an index.

4 Lehman Brothers High Yield Bond Index is an unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $100m and at least one year to maturity. The index is unmanaged and investments cannot be made in an index.

FUND PERFORMANCE

The fund's Primary Shares returned (1.33)% during the six-month reporting period substantially outperforming the Lehman Brothers High Yield Bond Index, which returned (4.84)% and the (3.77)% average return for high-yield funds tracked by the Lipper5 mutual fund universe. The fund's underweight to Wireline Telecommunication's issuers, specifically WorldCom and Qwest, substantially benefited relative performance. Security selection continued to help the fund's performance as holdings such as Eagle Picher, GFSI, Premier Parks, Accuride, Allied Holdings, and SITEL, dramatically outperformed the overall market. Also, overweights in the Consumer Products, Food Products, and Industrial Products and Equipment sectors benefited the fund. The fund's performance was negatively impacted by its overweight to Wireless Telecommunications issuers such as Airgate PCS, Inc., Alamosa PCS Holdings, Inc., Nextel Communications, Inc. and Triton PCS, Inc. The fund outperformed in the Cable Television sector relative to the benchmark. Absolute performance was negatively impacted due to its large holdings in the Cable Television Sector, including Charter Communications and Telewest Communications. The fund continues to benefit from a substantial underweight in the Utility Sector relative to the benchmark, however large holdings in Calpine and CMS Energy have had a negative impact on performance over the past six-month reporting period.

5 Lipper figures represent the average of total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.

CURRENT STRATEGY

We believe the second half of 2002 will show better results than the first half. Falling default rates (with perhaps the exception of a large "fallen angel" skewing the data) and continued economic recovery should positively impact the high-yield market. From a portfolio perspective, we remain overweight in the Consumer Products, Health Care and Food Products sectors, given the stable fundamentals of these sectors. We continue to prudently seek opportunities to enhance yield in smaller, less well-known issuers, which appear to provide attractive risk return characteristics. We are better sellers of lower yielding, higher quality issuers that retain substantial interest rate risk. As stability returns, the reversal of the flight to quality should lead to underperformance of these types of issuers.

Portfolio of Investments

June 30, 2002 (unaudited)

Principal Amount			Value
		CORPORATE BONDS--93.7%
		Aerospace & Defense--0.6%
$650,000		Alliant Techsystems, Inc., Sr. Sub. Note, 8.50%, 5/15/2011	$682,500
562,000		Anteon Corp., Sr. Sub. Note, 12.00%, 5/15/2009	626,630
325,000	[1,3]	Condor Systems, Inc., Sr. Sub. Note, 11.875%, 5/1/2009	73,125

		TOTAL	1,382,255

		Automotive--4.0%
375,000		Accuride Corp., Sr. Sub. Note, Series B, 9.25%, 2/1/2008	264,375
1,000,000		American Axle & Manufacturing, Inc., Company Guarantee, 9.75%, 3/1/2009	1,065,000
500,000		Arvin Industries, Inc., Note, 6.75%, 3/15/2008	491,835
450,000		Arvin Industries, Inc., Note, 7.125%, 3/15/2009	445,239
250,000		Arvinmeritor Inc., Note, 8.750%, 3/1/2012	266,625
1,025,000	[1,2]	Collins & Aikman Products Co., Sr. Note, 10.75%, 12/31/2011	1,030,125
350,000		Collins & Aikman Products Co., Sr. Sub. Note, 11.50%, 4/15/2006	336,000
600,000		Dana Corp., Sr. Note, 9.00%, 8/15/2011	591,000
3,375,000		Lear Corp., Sr. Note, 8.11%, 5/15/2009	3,476,250
875,000	[1,2]	Stoneridge, Inc., Sr. Note, 11.50%, 5/1/2012	894,687

		TOTAL	8,861,136

		Beverage & Tobacco--0.8%
800,000		Constellation Brands, Inc., Company Guarantee, Series B, 8.00%, 2/15/2008	824,000
500,000		Cott Beverages, Inc., Company Guarantee, 8.00%, 12/15/2011	510,000
100,000		Dimon, Inc., Sr. Note, 8.875%, 6/1/2006	101,500
425,000		Dimon, Inc., Sr. Note, 9.625%, 10/15/2011	449,437

		TOTAL	1,884,937

		Broadcast Radio & Television--5.3%
925,000	[4]	ACME Television, LLC, Sr. Disc. Note, 0/10.875%, 9/30/2004	938,875
3,750,000		Chancellor Media Corp., Company Guarantee, 8.00%, 11/1/2008	3,740,625
2,475,000	[4]	Fox/Liberty Networks, LLC, Sr. Disc. Note, 0/9.75%, 8/15/2007	2,533,781
725,000		Fox/Liberty Networks, LLC, Sr. Note, 8.875%, 8/15/2007	760,344
750,000		Liberty Media Corp., Sr. Note, 7.75%, 7/15/2009	763,072
500,000		Lin Television Corp., Company Guarantee, 8.00%, 1/15/2008	502,500
974,000		Loral Cyberstar, Inc., Company Guarantee, 10.00%, 7/15/2006	652,580
950,000	[1,2]	PanAmSat Corp., Sr. Note, 8.50%, 2/1/2012	886,093
425,000		Sinclair Broadcast Group, Inc., Sr. Sub. Note, 9.00%, 7/15/2007	429,250
700,000		XM Satellite Radio, Inc., Unit, 14.00%, 3/15/2010	402,500

		TOTAL	11,609,620

		Building & Development--2.1%
700,000		American Builders & Contractors Supply Co. Inc., Sr. Sub. Note, 10.625%, 5/15/2007	728,000
475,000	[1,2]	Associated Materials, Inc., Sr. Sub. Note, 9.75%, 4/15/2012	491,625
400,000	[1,2]	Collins & Aikman Floorcoverings, Inc., Sr. Sub. Note, 9.75%, 2/15/2010	410,000
925,000		NCI Building System, Inc., Sr. Sub. Note, (Series B), 9.25%, 5/1/2009	943,500
575,000		Nortek, Inc., Sr. Note, 9.125%, 9/1/2007	586,500
50,000		WCI Communities, Inc., Company Guarantee, 9.125%, 5/1/2012	49,750
1,300,000		WCI Communities, Inc., Sr. Sub. Note, 10.625%, 2/15/2011	1,371,500

		TOTAL	4,580,875

Principal Amount			Value
		CORPORATE BONDS--continued
		Business Equipment & Services--1.6%
$1,450,000		Buhrmann US, Inc., Sr. Sub. Note, 12.25%, 11/1/2009	$1,529,750
26,248	[1]	Electronic Retailing Systems International, Inc., Sr. Disc. Note, 8.00%, 8/1/2004	5,656
575,000		Global Imaging Systems, Inc., Sr. Sub. Note, 10.75%, 2/15/2007	580,750
1,725,000	[1,2]	Xerox Corp., Sr. Note, 9.75%, 1/15/2009	1,423,125

		TOTAL	3,539,281

		Cable Television--6.2%
1,325,000		CSC Holdings, Inc., Sr. Note, 7.875%, 12/15/2007	1,079,875
725,000		CSC Holdings, Inc., Sr. Note, 8.125%, 7/15/2009	590,875
400,000		CSC Holdings, Inc., Sr. Sub. Deb., 9.875%, 2/15/2013	314,000
7,050,000	[4]	Charter Communications Holdings Capital Corp., Sr. Disc. Note, 0/13.50%, 1/15/2011	2,679,000
1,325,000	[4]	Charter Communications Holdings Capital Corp., Sr. Disc. Note, 0/9.92%, 4/1/2011	642,625
50,000		Charter Communications Holdings Capital Corp., Sr. Note, 8.625%, 4/1/2009	33,250
1,000,000		Charter Communications Holdings Capital Corp., Sr. Note, 10.00%, 5/15/2011	675,000
1,500,000		Echostar Broadband Corp., Sr. Note, 10.375%, 10/1/2007	1,432,500
775,000		Echostar DBS Corp., Sr. Note, 9.375%, 2/1/2009	724,625
2,725,000	[3]	International Cabletel, Inc., Sr. Defd. Cpn. Note, 11.50%, 2/1/2006	803,875
400,000		Lenfest Communications, Inc., Sr. Sub. Note, 8.25%, 2/15/2008	388,956
4,075,000	[3,4]	NTL, Inc., Sr. Note, 0/9.75%, 4/1/2008	1,120,625
225,000	[3,4]	NTL, Communications Corp., Sr. Disc. Note, (Series B), 0/12.375%, 10/1/2008	57,375
600,000	[4]	Pegasus Satellite Communications Corp., Sr. Disc. Note, 0/13.50%, 3/1/2007	177,000
675,000	[4]	Quebecor Media Inc., Sr. Disc. Note, 0/13.75%, 7/15/2011	394,875
900,000		Quebecor Media Inc., Sr. Note, 11.125%, 7/15/2011	895,500
400,000		Rogers Cablesystems Ltd., Sr. Sub. GTD Note, 11.00%, 12/1/2015	442,000
2,050,000		TeleWest Communications PLC, Sr. Disc. Deb., 11.00%, 10/1/2007	809,750
450,000		TeleWest PLC, Sr. Note, 11.25%, 11/1/2008	177,750
900,000	[3,4]	UIH Australia/Pacific, Sr. Disc. Note, 0/14.00%, 5/15/2006	47,250
1,300,000	[4]	United Pan-Europe Communications NV, Sr. Disc. Note, (Series B), 0/13.375%, 11/1/2009	146,250

		TOTAL	13,632,956

		Chemicals & Plastics--3.4%
675,000		Compass Minerals Group, Inc., Sr. Sub. Note, 10.00%, 8/15/2011	712,125
450,000		Equistar Chemicals LP, Sr. Note, 10.125%, 9/1/2008	432,000
525,000		Foamex LP, Sr. Sub. Note, 9.875%, 6/15/2007	469,875
750,000		Foamex LP, Sr. Sub. Note, 13.50%, 8/15/2005	761,250
550,000	[1,2]	Foamex LP, Sr. Secd. Note, 10.75%, 4/1/2009	563,750
925,000		General Chemical Industrial Products, Inc., Sr. Sub. Note, 10.625%, 5/1/2009	772,375
950,000		Huntsman ICI Chemicals LLC, Sr. Sub. Note, 10.125%, 7/1/2009	840,750
250,000		Lyondell Chemical Co., Sr. Secd. Note, 9.50%, 12/15/2008	233,750
825,000		Lyondell Chemical Co., Sr. Secd. Note, (Series A), 9.625%, 5/1/2007	792,000
1,275,000		Lyondell Chemical Co., Sr. Sub. Note, (Series B), 10.875%, 5/1/2009	1,115,625
925,000		Texas Petrochemicals Corp., Sr. Sub. Note, 11.125%, 7/1/2006	753,875

		TOTAL	7,447,375

Principal Amount			Value
		CORPORATE BONDS--continued
		Clothing & Textiles--1.1%
$625,000	[1,3]	Dyersburg Corp., Sr. Sub. Note, 9.75%, 9/1/2007	$3,750
1,050,000		GFSI, Inc., Sr. Sub. Note, 9.625%, 3/1/2007	918,750
675,000	[1,3]	Glenoit Corp., Sr. Sub. Note, 11.00%, 4/15/2007	7
150,000	[1,3]	Pillowtex Corp., Sr. Sub. Note, 9.00%, 12/15/2007	1,875
1,350,000	[1,3]	Pillowtex Corp., Sr. Sub. Note, 10.00%, 11/15/2006	16,875
600,000	[1,2]	Russell Corp., Sr. Note, 9.25%, 5/1/2010	619,500
750,000		William Carter Co., Sr. Sub. Note, 10.875%, 8/15/2011	821,250

		TOTAL	2,382,007

		Conglomerates--0.6%
1,650,000		Eagle Picher Industries, Inc., Sr. Sub. Note, 9.375%, 3/1/2008	1,394,250

		Consumer Products--6.5%
1,400,000		Albecca, Inc., Company Guarantee, 10.75%, 8/15/2008	1,529,500
550,000	[1,2]	Alltrista Corp., Unsecd. Note, 9.75%, 5/1/2012	528,000
850,000		American Achievement Corp., Sr. Note, Series W.I., 11.625%, 1/1/2007	879,750
900,000		American Greetings Corp., Sr. Sub. Note, 11.75%, 7/15/2008	985,500
975,000		Amscan Holdings, Inc., Sr. Sub. Note, 9.875%, 12/15/2007	882,375
400,000		Armkel Finance, Inc., Sr. Sub. Note, 9.50%, 8/15/2009	414,000
900,000		Chattem, Inc., Sr. Sub. Note, 8.875%, 4/1/2008	918,000
250,000	[3,4]	Diamond Brands, Inc., Sr. Disc. Deb., 0/12.875%, 4/15/2009	8,750
200,000	[3]	Diamond Brands Operating Corp., Sr. Sub. Note, 10.125%, 4/15/2008	7,000
550,000	[1,2]	ICON Health & Fitness, Inc., Sr. Sub. Note, 11.25%, 4/1/2012	544,500
875,000		Jostens, Inc., Sr. Sub. Note, 12.75%, 5/1/2010	949,375
1,075,000		Levi Strauss & Co., Sr. Note, 11.625%, 1/15/2008	1,042,750
400,000		NBTY, Inc., Sr. Sub. Note, 8.625%, 9/15/2007	400,000
400,000	[1,2]	PCA International, Inc., Sr. Note, 11.875%, 8/1/2009	398,000
1,150,000		Playtex Products, Inc., Sr. Sub. Note, 9.375%, 6/1/2011	1,230,500
1,750,000		Revlon Consumer Products Corp., Sr. Sub. Note, 8.625%, 2/1/2008	866,250
200,000		Sealy Mattress Co., Sr. Sub. Note, 9.875%, 12/15/2007	203,000
550,000	[3]	Sleepmaster L.L.C., Company Guarantee, Series B, 11.00%, 5/15/2009	118,250
650,000		True Temper Sports, Inc., Sr. Sub. Note, Series B, 10.875%, 12/1/2008	685,750
1,100,000		United Industries Corp., Sr. Sub. Note, (Series B), 9.875%, 4/1/2009	1,122,000
725,000		Volume Services America, Inc., Sr. Sub. Note, 11.25%, 3/1/2009	699,625

		TOTAL	14,412,875

		Container & Glass Products--3.3%
100,000		Graham Packaging Co., Sr. Sub. Note, 8.75%, 1/15/2008	95,500
600,000		Graham Packaging Co., Sub. Note, 5.553%, 1/15/2008	531,000
950,000		Huntsman Packaging Pliant Corp., Company Guarantee, 13.00%, 6/1/2010	997,500
625,000	[1,2]	Owens-Brockway Glass Container, Inc., Sr. Secd. Note, 8.875%, 2/15/2009	628,125
1,150,000		Owens-Illinois, Inc., Sr. Note, 7.15%, 5/15/2005	1,052,250
750,000		Owens-Illinois, Inc., Sr. Note, 7.35%, 5/15/2008	671,250
150,000		Owens-Illinois, Inc., Sr. Note, 8.10%, 5/15/2007	140,250
600,000		Plastipak Holdings, Company Guarantee, 10.75%, 9/1/2011	648,000
650,000		Pliant Corp., Sr. Sub. Note, 13.00%, 6/1/2010	682,500
108,411	[1,2]	Russell Stanley Holdings, Inc., Sr. Sub. Note, 9.00%, 11/30/2008	81,579
1,300,000		Tekni-Plex, Inc., Company Guarantee, Series B, 12.75%, 6/15/2010	1,352,000
450,000	[1,2]	Tekni-Plex, Inc., Sr. Sub. Note, 12.75%, 6/15/2010	468,000

		TOTAL	7,347,954

Principal Amount			Value
		CORPORATE BONDS--continued
		Ecological Services & Equipment--3.1%
$500,000		Allied Waste North America, Inc., Company Guarantee, 7.625%, 1/1/2006	$486,250
650,000		Allied Waste North America, Inc., Company Guarantee, (Series B), 8.875%, 4/1/2008	646,750
1,600,000	[1,2]	Allied Waste North America, Inc., Sr. Secd. Note, 8.50%, 12/1/2008	1,580,000
3,300,000		Allied Waste North America, Inc., Sr. Sub. Note, (Series B), 10.00%, 8/1/2009	3,275,250
725,000	[1,2]	Synagro Technologies, Inc., Sr. Sub. Note, 9.50%, 4/1/2009	746,750

		TOTAL	6,735,000

		Electronics--1.4%
925,000		Fairchild Semiconductor Corp., Sr. Sub. Note, 10.375%, 10/1/2007	957,375
850,000		Ingram Micro, Inc., Sr. Sub. Note, 9.875%, 8/15/2008	906,312
850,000	[1,2]	Seagate Technology HDD Holdings, Sr. Note, 8.00%, 5/15/2009	854,250
1,925,000		Telecommunications Techniques Co., LLC, Sr. Sub. Note, 9.75%, 5/15/2008	394,625

		TOTAL	3,112,562

		Food Products--4.2%
1,250,000		Agrilink Foods, Inc., Company Guarantee, 11.875%, 11/1/2008	1,318,750
825,000	[1,2]	American Seafoods Group LLC, Sr. Sub. Note, 10.125%, 4/15/2010	837,375
475,000	[1,2]	B&G Foods, Inc., Sr. Sub. Note, 9.625%, 8/1/2007	491,625
1,350,000		Del Monte Corp., Company Guarantee, Series B, 9.25%, 5/15/2011	1,397,250
725,000		Eagle Family Foods, Inc., Sr. Sub. Note, 8.75%, 1/15/2008	554,625
1,375,000	[1,2]	Land O'Lakes, Inc., Sr. Note, 8.75%, 11/15/2011	1,299,375
1,050,000		Michael Foods, Inc., Sr. Sub. Note, Series B, 11.75%, 4/1/2011	1,149,750
750,000		New World Pasta Co., Sr. Sub. Note, 9.25%, 2/15/2009	731,250
500,000		Pilgrim's Pride Corp., Sr. Note, 9.625%, 9/15/2011	522,500
825,000		Smithfield Foods, Inc., Sr. Note, 8.00%, 10/15/2009	835,312

		TOTAL	9,137,812

		Food Services--1.5%
700,000		Advantica Restaurant Group, Sr. Note, 11.25%, 1/15/2008	549,500
450,000	[1,2]	Buffets, Inc., Sr. Sub. Note, 11.25%, 7/15/2010	448,875
1,250,000		Carrols Corp., Sr. Sub. Note, 9.50%, 12/1/2008	1,231,250
950,000		Domino's, Inc., Company Guarantee, 10.375%, 1/15/2009	1,035,500

		TOTAL	3,265,125

		Forest Products--2.5%
1,450,000		Georgia-Pacific Corp., Note, 7.50%, 5/15/2006	1,393,812
1,775,000		Georgia-Pacific Corp., Sr. Note, 8.125%, 5/15/2011	1,690,687
1,000,000		Riverwood International Corp., Company Guarantee, 10.625%, 8/1/2007	1,057,500
500,000		Riverwood International Corp., Sr. Sub. Note, 10.875%, 4/1/2008	523,750
775,000	[1,2]	Stone Container Corp., Sr. Note, 9.75%, 2/1/2011	831,187

		TOTAL	5,496,936

		Gaming--5.6%
650,000	[1,2]	Boyd Gaming Corp., Sr. Sub. Note, 8.75%, 4/15/2012	653,250
500,000		Coast Hotels & Casinos, Inc., Company Guarantee, 9.50%, 4/1/2009	527,500
625,000	[1,2]	Isle of Capri Casinos, Inc., Sr. Sub. Note, 9.00%, 3/15/2012	634,375
225,000		MGM Mirage, Inc., Sr. Note, 8.50%, 9/15/2010	235,039
2,975,000		MGM Grand, Inc., Sr. Sub. Note, 9.75%, 6/1/2007	3,138,625
Principal Amount			Value
		CORPORATE BONDS--continued
		Gaming--continued
$500,000		Mandalay Resort Group, Sr. Note, 9.50%, 8/1/2008	$531,250
1,325,000		Mandalay Resort Group, Sr. Sub. Note, 10.25%, 8/1/2007	1,391,250
400,000		Mandalay Resort Group, Sr. Sub. Note, 9.375%, 2/15/2010	418,000
1,925,000	[1,2]	Park Place Entertainment Corp., Sr. Sub. Note, 7.875%, 3/15/2010	1,920,187
400,000		Park Place Entertainment Corp., Sr. Sub. Note, 8.125%, 5/15/2011	400,000
400,000		Park Place Entertainment Corp., Sr. Sub. Note, 9.375%, 2/15/2007	420,000
500,000		Penn National Gaming, Inc., Company Guarantee, 11.125%, 3/1/2008	540,000
625,000	[1,2]	Sun International Hotels Ltd., Sr. Sub. Note, 8.875%, 8/15/2011	639,062
825,000	[1,2]	Venetian Casino/LV Sands, Mtg. Note, 11.00%, 6/15/2010	835,313

		TOTAL	12,283,851

		Health Care--7.8%
275,000	[1,2]	Advanced Medical Optics, Sr. Sub. Note, 9.25%, 7/15/2010	274,313
300,000		Alaris Medical Systems, Company Guarantee, 9.75%, 12/1/2006	299,250
825,000		Alaris Medical Systems, Sr. Secd. Note, 11.625%, 12/1/2006	919,875
1,350,000		Alliance Imaging, Inc., Sr. Sub. Note, 10.375%, 4/15/2011	1,458,000
900,000		CONMED Corp., Sr. Sub. Note, 9.00%, 3/15/2008	933,750
1,475,000		Columbia/HCA Healthcare Corp., Sr. Note, 6.91%, 6/15/2005	1,526,197
325,000	[1,2]	Extendicare Health Services, Inc., Sr. Note, 9.50%, 7/1/2010	329,063
1,825,000		Fisher Scientific International, Inc., Sr. Sub. Note, 9.00%, 2/1/2008	1,888,875
500,000		HCA - The Healthcare Corp., Note, 8.75%, 9/1/2010	560,745
1,250,000		HCA - The Healthcare Corp., Sr. Note, 7.875%, 2/1/2011	1,333,263
225,000		Hanger Orthopedic Group, Inc., Company Guarantee, 10.375%, 2/15/2009	236,813
1,575,000		Hanger Orthopedic Group, Inc., Sr. Sub. Note, 11.25%, 6/15/2009	1,614,375
500,000		Hudson Respiratory Care, Inc., Sr. Sub. Note, 9.125%, 4/15/2008	252,500
300,000		Insight Health Services, Company Guarantee, 9.875%, 11/1/2011	303,000
1,725,000		Kinetic Concepts, Inc., Company Guarantee, 9.625%, 11/1/2007	1,725,000
600,000	[1,2]	Magellan Health Services, Inc., Sr. Note, 9.375%, 11/15/2007	465,000
900,000		Magellan Health Services, Inc., Sr. Sub. Note, 9.00%, 2/15/2008	328,500
325,000		Manor Care, Inc., Sr. Note, 8.00%, 3/1/2008	338,377
550,000		Triad Hospitals, Inc., Company Guarantee, Series B, 8.75%, 5/1/2009	574,750
675,000		US Oncology, Inc., Company Guarantee, 9.625%, 2/1/2012	661,500
550,000		Vanguard Health Systems, Company Guarantee, 9.75%, 8/1/2011	574,750
475,000	[1,2]	Ventas Realty LP, Sr. Note, 9.00%, 5/1/2012	486,875

		TOTAL	17,084,771

		Hotels, Motels & Inns--5.5%
600,000		Courtyard by Marriott II LP, Sr. Note, 10.75%, 2/1/2008	615,000
572,000		Felcor Lodging LP, Company Guarantee, 8.50%, 6/1/2011	560,560
325,000		Felcor Lodging LP, Company Guarantee, 9.50%, 9/15/2008	328,250
1,150,000		Florida Panthers Holdings, Inc., Company Guarantee, 9.875%, 4/15/2009	1,196,000
50,000		HMH Properties, Inc., Sr. Note, 7.875%, 8/1/2005	48,625
1,725,000		HMH Properties, Inc., Sr. Note, (Series B), 7.875%, 8/1/2008	1,660,313
1,000,000		HMH Properties, Inc., Sr. Note, (Series C), 8.45%, 12/1/2008	985,000
850,000		Hilton Hotels Corp., Note, 7.625%, 5/15/2008	864,850
Principal Amount			Value
		CORPORATE BONDS--continued
		Hotels, Motels & Inns--continued
$525,000		Hilton Hotels Corp., Sr. Note, 8.25%, 2/15/2011	$544,451
1,550,000		ITT Corp., Unsecd. Note, 6.75%, 11/15/2005	1,532,222
150,000		MeriStar Hospitality Corp., Sr. Note, 9.00%, 1/15/2008	146,250
1,050,000		MeriStar Hospitality Corp., Sr. Note, 9.125%, 1/15/2011	1,023,750
400,000		RFS Partnership LP, Company Guarantee, 9.75%, 3/1/2012	404,000
1,850,000	[1,2]	Starwood Hotels & Resorts Worldwide, Inc., Note, 7.375%, 5/1/2007	1,844,173
325,000		Vail Resorts, Inc., Sr. Sub. Note, 8.75%, 5/15/2009	329,875

		TOTAL	12,083,319

		Industrial Products & Equipment--4.0%
540,000		Amphenol Corp., Sr. Sub. Note, 9.875%, 5/15/2007	564,300
500,000		Cabot Safety Acquisition Corp., Sr. Sub. Note, 12.50%, 7/15/2005	517,500
375,000		Continental Global Group, Inc., Sr. Note, 11.00%, 4/1/2007	191,250
1,275,000		Euramax International PLC, Sr. Sub. Note, 11.25%, 10/1/2006	1,281,375
775,000		Hexcel Corporation, Sr. Sub. Note, (Series B), 9.75%, 1/15/2009	592,875
205,000		Hexcel Corporation, Sub. Note, 7.00%, 8/1/2003	160,925
1,075,000		ISG Resources, Inc., Sr. Sub. Note, 10.00%, 4/15/2008	1,015,875
1,325,000		MMI Products, Inc., Sr. Sub. Note, 11.25%, 4/15/2007	1,364,750
1,400,000		Neenah Corp., Sr. Sub. Note, 11.125%, 5/1/2007	812,000
400,000		Neenah Foundry Co., Sr. Sub Note, 11.25%, 5/1/2007	232,000
875,000		Unifrax Investment Corp., Sr. Note, 10.50%, 11/1/2003	883,750
1,200,000		WESCO Distribution, Inc., Sr. Sub. Note, 9.125%, 6/1/2008	1,176,000

		TOTAL	8,792,600

		Leisure & Entertainment--1.9%
750,000	[1,2]	AMF Bowling Worldwide, Inc., Sr. Sub. Note, 13.00%, 2/28/2008	813,750
900,000	[4]	Premier Parks, Inc., Sr. Disc. Note, 0/10.00%, 4/1/2008	868,500
1,500,000		Premier Parks, Inc., Sr. Note, 9.75%, 6/15/2007	1,552,500
875,000	[1,2]	Regal Cinemas, Corp., Sr. Sub. Note, 9.375%, 2/1/2012	914,375

		TOTAL	4,149,125

		Machinery & Equipment--2.5%
400,000		AGCO Corp., Sr. Note, 9.50%, 5/1/2008	426,000
925,000		Briggs & Stratton Corp., Company Guarantee, 8.875%, 3/15/2011	975,875
975,000	[1,3]	Clark Material Handling Corp., Sr. Note, 10.75%, 11/15/2006	98
1,100,000		Columbus McKinnon Corp., Sr. Sub. Note, 8.50%, 4/1/2008	1,006,500
800,000	[1,3]	Simonds Industries, Inc., Sr. Sub. Note, 10.25%, 7/1/2008	244,000
1,075,000		United Rentals, Inc., Company Guarantee, 9.25%, 1/15/2009	1,048,125
1,650,000		United Rentals, Inc., Company Guarantee, Series B, 10.75%, 4/15/2008	1,765,500

		TOTAL	5,466,098

		Oil & Gas--4.3%
250,000		AmeriGas Partners LP, Sr. Note, 8.875%, 5/20/2011	261,250
525,000	[1,2]	Compton Petroleum Corp., Sr. Note, 9.90%, 5/15/2009	540,272
225,000		Comstock Resources, Inc., Sr. Note, 11.25%, 5/1/2007	234,000
1,000,000		Continental Resources, Inc., Sr. Sub. Note, 10.25%, 8/1/2008	905,000
300,000		DI Industries, Inc., Sr. Note, 8.875%, 7/1/2007	310,500
Principal Amount			Value
		CORPORATE BONDS--continued
		Oil & Gas--continued
$1,150,000		Dresser, Inc., Company Guarantee, 9.375%, 4/15/2011	$1,178,750
700,000		Forest Oil Corp., Sr. Sub. Note, 10.50%, 1/15/2006	745,500
725,000	[1,2]	Hanover Equipment Trust, Sr. Secd. Note, (Series 01 B), 8.75%, 9/1/2011	685,125
800,000		Lone Star Technologies, Inc., Company Guarantee, Series B, 9.00%, 6/1/2011	768,000
500,000	[1,2]	Magnum Hunter Resources, Inc., Sr. Note, 9.60%, 3/15/2012	515,000
600,000	[1,2]	Petroleum Helicopters, Inc., Sr. Note, 9.375%, 5/1/2009	618,000
900,000		Pogo Producing Co., Sr. Sub. Note, (Series B), 10.375%, 2/15/2009	972,000
450,000		Swift Energy Co., Sr. Sub. Note, 9.375%, 5/1/2012	429,750
1,475,000		Tesoro Petroleum Corp., Sr. Sub. Note, 9.625%, 11/1/2008	1,379,125

		TOTAL	9,542,272

		Printing & Publishing--2.2%
775,000		Advanstar Communications, Company Guarantee, (Series B), 12.00%, 2/15/2011	631,625
425,000	[4]	Advanstar, Inc., Company Guarantee, Series B, 0/15.00%, 10/15/2011	181,688
950,000		American Media Operations, Inc., Company Guarantee, Series B, 10.25%, 5/1/2009	1,002,250
400,000	[1,2]	Block Communications, Inc., Sr. Sub. Note, 9.25%, 4/15/2009	400,000
600,000	[1,2]	Vertis, Inc., Sr. Note, 10.875%, 6/15/2009	597,000
525,000	[1,2]	Von Hoffmann Corp., Sr. Note, 10.25%, 3/15/2009	540,750
1,525,000	[4]	Yell Finance BV, Sr. Disc. Note, 0/13.50%, 8/1/2011	1,067,500
250,000		Yell Finance BV, Sr. Note, 10.75%, 8/1/2011	276,250
350,000		Ziff Davis Media, Inc., Company Guarantee, Series B, 12.00%, 7/15/2010	89,250

		TOTAL	4,786,313

		Retailers--1.7%
400,000		Advance Stores Co., Inc., Sr. Sub. Note, 10.25%, 4/15/2008	422,000
875,000		Michaels Stores, Inc., Sr. Note, 9.25%, 7/1/2009	936,250
975,000		Penney (J.C.) Co., Inc., Note, 7.375%, 6/15/2004	976,219
1,075,000		Penney (J.C.) Co., Inc., Note, 7.60%, 4/1/2007	1,062,906
325,000	[1,2]	United Auto Group, Inc., Sr. Sub. Note, 9.625%, 3/15/2012	331,500

		TOTAL	3,728,875

		Services--0.8%
425,000		American Tower Systems Corp., Sr. Note, 9.375%, 2/1/2009	233,750
600,000	[1,2]	Coinmach Corp., Sr. Note, 9.00%, 2/1/2010	603,000
950,000		SITEL Corp., Sr. Sub. Note, 9.25%, 3/15/2006	888,250

		TOTAL	1,725,000

		Steel--0.3%
625,000	[3]	Republic Technologies International, Inc., Company Guarantee, 13.75%, 7/15/2009	42,188
700,000		Ryerson Tull, Inc., Sr. Note, 9.125%, 7/15/2006	689,500

		TOTAL	731,688

		Surface Transportation--1.2%
975,000		Allied Holdings, Inc., Sr. Note, 8.625%, 10/1/2007	765,375
700,000	[1,3]	AmeriTruck Distribution Corp., Sr. Sub. Note, 12.25%, 11/15/2005	0
900,000		Stena AB, Sr. Note, 8.75%, 6/15/2007	886,500
1,000,000		Stena AB, Sr. Note, 10.50%, 12/15/2005	1,030,000
800,000	[1,3]	The Holt Group, Inc., Sr. Note, 9.75%, 1/15/2006	28,000

		TOTAL	2,709,875

Principal Amount or Shares			Value
		CORPORATE BONDS--continued
		Telecommunications & Cellular--4.2%
$1,475,000	[4]	AirGate PCS, Inc., Sr. Sub. Note, 0/13.50%, 10/1/2009	$302,375
2,600,000	[4]	Alamosa PCS Holdings, Inc., Sr. Disc. Note, 0/12.875%, 2/15/2010	403,000
847,605	[1,2]	Call-Net Enterprises, Inc., Company Guarantee, 10.625%, 12/31/2008	250,043
900,000	[3,4]	Dolphin Telecom PLC, Sr. Disc. Note, 0/14.00%, 5/15/2009	4,590
2,175,000	[3]	Global Crossing Holdings Ltd., Company Guarantee, 9.50%, 11/15/2009	27,188
900,000	[1,2]	Horizon PCS, Inc., Sr. Note, 13.75%, 6/15/2011	301,500
1,700,000	[4]	Millicom International Cellular S.A., Sr. Disc. Note, 0/13.50%, 6/1/2006	603,500
3,050,000	[4]	NEXTEL Communications, Inc., Sr. Disc. Note, 0/10.65%, 9/15/2007	1,677,500
4,675,000		NEXTEL Communications, Inc., Sr. Note, 9.375%, 11/15/2009	2,395,938
390,000	[4]	NEXTEL Partners, Inc., Sr. Disc. Note, 0/14.00%, 2/1/2009	103,350
450,000		NEXTEL Partners, Inc., Sr. Note, 12.50%, 11/15/2009	191,250
1,050,000		Rogers Cantel Mobile, Inc., Sr. Sub. Note, 8.80%, 10/1/2007	782,250
1,250,000	[3,4]	Teligent, Inc., Sr. Disc. Note, 0/11.50%, 3/1/2008	6,250
585,000	[4]	Tritel PCS, Inc., Sub. Disc. Note, 0/12.75%, 5/15/2009	469,463
925,000	[4]	Triton PCS, Inc., Sr. Disc. Note, 0/11.00%, 5/1/2008	568,875
500,000	[3]	Viatel, Inc., Sr. Note, 11.50%, 3/15/2009	1,750
900,000	[3,4]	Viatel, Inc., Unit, 0/12.50%, 4/15/2008	3,150
425,000	[3]	Viatel, Inc., Unit, 11.25%, 4/15/2008	1,488
1,723,000	[4]	VoiceStream Wireless Corp., Sr. Disc. Note, 0/11.875%, 11/15/2009	1,124,258

		TOTAL	9,217,718

		Utilities--3.5%
2,050,000		CMS Energy Corp., Sr. Note, 7.50%, 1/15/2009	1,691,250
150,000		CMS Energy Corp., Sr. Note, 8.50%, 4/15/2011	117,000
600,000		CMS Energy Corp., Sr. Note, 8.90%, 7/15/2008	471,000
1,068,383		Caithness Coso Funding Corp., Sr. Secd. Note, (Series B), 9.05%, 12/15/2009	1,095,092
2,100,000		Calpine Canada Energy Finance Corp., Company Guarantee, 8.50%, 5/1/2008	1,417,500
4,275,000		Calpine Corp., Note, 8.50%, 2/15/2011	2,842,875

		TOTAL	7,634,717

		TOTAL CORPORATE BONDS (IDENTIFIED COST $246,700,695)	206,159,178

		PREFERRED STOCKS--1.4%
		Broadcast Radio & Television--0.8%
16,800		Sinclair Broadcast Group, Inc., Cumulative Pfd., $11.63	1,717,800

		Business Equipment & Services--0.0%
183	[1]	Electronic Retailing Systems International, Inc., Conv. Pfd.	92

		Health Care--0.0%
2,741		River Holding Corp., Sr. Exchangeable PIK	37,004

		Printing & Publishing--0.5%
13,250		Primedia, Inc., Cumulative Pfd., (Series D), $10.00	400,813
2,000		Primedia, Inc., Exchangeable Pfd. Stock, (Series G), $2.16	60,500
18,950		Primedia, Inc., Pfd., $9.20	573,238

		TOTAL	1,034,551

Shares			Value
		PREFERRED STOCKS--continued
		Telecommunications & Cellular--0.1%
11,079		McLeodUSA, Inc., Conv. Pfd., (Series A)	$41,546
946		NEXTEL Communications, Inc., Cumulative PIK Pfd., (Series D), 13.00%	279,070
193		NEXTEL Communications, Inc., Exchangeable Pfd. Stock, (Series E), 11.125%	41,495

		TOTAL	362,111

		TOTAL PREFERRED STOCKS (IDENTIFIED COST $8,551,687)	3,151,558

		COMMON STOCKS--0.4%
		Business Equipment & Services--0.0%
5,145		Systems Holdings, Inc.	51

		Container & Glass Products--0.0%
15,500		Russell Stanley Holdings, Inc.	4,650

		Leisure & Entertainment--0.0%
1,483	[3]	AMF Bowling Worldwide, Inc.	39,273

		Metals & Mining--0.4%
76,313		Horizon Natural Resources Co.	820,365
23,013	[1,3]	Royal Oak Mines, Inc.	207

		TOTAL	820,572

		Printing & Publishing--0.0%
300	[1,2,3]	Medianews Group, Inc. Class A	27,787

		Telecommunications & Cellular--0.0%
40,735		Call-Net Enterprises, Inc.	14,155

		TOTAL COMMON STOCKS (IDENTIFIED COST $3,863,819)	906,488

		WARRANTS--0.0%
		Broadcast Radio & TV--0.0%
9,620	[3]	Loral Space & Communications Ltd.	10,822
850	[3]	XM Satellite Radio, Inc.,	5,100

		TOTAL	15,922

		Cable Television--0.0%
1,300	[3]	UIH Australia/Pacific	13

		Consumer Products--0.0%
825	[3]	Jostens, Inc., Class E	8,456

		Container & Glass Products--0.0%
650	[3]	Pliant Corp.	6,662

		Leisure & Entertainment--0.0%
3,488	[3]	AMF Bowling Worldwide, Inc.	20,928
3,408	[3]	AMF Bowling Worldwide, Inc.	17,040

		TOTAL	37,968

		Printing & Publishing--0.0%
425	[3]	Advanstar, Inc.	4

Shares or Principal Amount			Value
		WARRANTS--continued
		Steel--0.0%
625	[3]	Republic Technologies International, Inc.	$6

		Telecommunications & Cellular--0.0%
24,549	[3]	McLeodUSA, Inc.	3,069

		TOTAL WARRANTS (IDENTIFIED COST $511,857)	72,100

		REPURCHASE AGREEMENT--1.5%[5]
$3,257,000		Warburg Dillon Reed LLC, 1.97%, dated 6/28/2002, due 7/1/2002 (at amortized cost)	3,257,000

		TOTAL INVESTMENTS (IDENTIFIED COST $262,885,058)[6]	$213,546,324

1 Denotes a restricted security which is subject to restrictions on resale under federal securities laws. At June 30, 2002, these securities amounted to $31,649,944 which represents 14.4% of net assets. Included in these amounts, securities which have been deemed liquid amounted to $31,276,259 which represents 14.2% of net assets.

2 Denotes a restricted security that has been deemed liquid by criteria approved by the fund's Board of Trustees.

3 Non-income producing security.

4 Denotes a zero coupon bond with effective rate at time of purchase.

5 The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

6 The cost of investments for generally accepted accounting principles ("GAAP") is $262,885,058. Cost for federal tax purposes is $262,354,473. The difference between cost for GAAP and cost on a tax basis is related to amortization/accretion tax elections on fixed income securities. The net unrealized depreciation of investments on a federal tax basis amounts to $48,808,149, which is comprised of $6,113,889 appreciation and $54,922,038 depreciation at June 30, 2002.

Note: The categories of investments are shown as a percentage of net assets ($219,932,201) at June 30, 2002.

The following acronyms are used throughout this portfolio:

GTD	--Guaranteed
PIK	--Payment in Kind

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

June 30, 2002 (unaudited)

Assets:
Total investments in securities, at value (identified cost $262,885,058)		$213,546,324
Cash		465
Income receivable		4,908,126
Receivable for investments sold		1,462,530
Prepaid expenses		21,340

TOTAL ASSETS		219,938,785

Liabilities:
Accrued expenses	$6,584

TOTAL LIABILITIES		6,584

Net assets for 31,910,575 shares outstanding		$219,932,201

Net Assets Consist of:
Paid in capital		$311,049,530
Net unrealized depreciation of investments		(49,338,734)
Accumulated net realized loss on investments		(52,293,216)
Undistributed net investment income		10,514,621

TOTAL NET ASSETS		$219,932,201

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Primary Shares:
$206,237,521 ÷ 29,923,170 shares outstanding		$6.89

Service Shares:
$13,694,680 ÷ 1,987,405 shares outstanding		$6.89

See Notes which are an integral part of the Financial Statements

Statement of Operations

Six Months Ended June 30, 2002 (unaudited)

Investment Income:
Dividends		$348,005
Interest		12,138,592

TOTAL INCOME		12,486,597

Expenses:
Investment adviser fee	$740,922
Administrative personnel and services fee	92,862
Custodian fees	7,903
Transfer and dividend disbursing agent fees and expenses	24,574
Directors'/Trustees' fees	864
Auditing fees	6,421
Legal fees	494
Portfolio accounting fees	43,838
Distribution services fee--Service Shares	6,693
Shareholder services fee--Service Shares	9,794
Share registration costs	1,729
Printing and postage	30,501
Insurance premiums	494
Miscellaneous	124

TOTAL EXPENSES	967,213

Waiver of shareholder services fee--Service Shares	(5,876)

Net expenses		961,337

Net investment income		11,525,260

Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments		(16,066,864)
Net change in unrealized depreciation of investments		1,978,880

Net realized and unrealized loss on investments		(14,087,984)

Change in net assets resulting from operations		$(2,562,724)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

	Six Months Ended (unaudited) 6/30/2002	Year Ended 12/31/2001
Increase (Decrease) in Net Assets
Operations:
Net investment income	$11,525,260	$23,989,528
Net realized loss on investments	(16,066,864)	(27,322,810)
Net change in unrealized depreciation of investments	1,978,880	5,947,780

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(2,562,724)	2,614,498

Distributions to Shareholders:
Distributions from net investment income
Primary Shares	(23,097,381)	(23,482,892)
Service Shares	(1,326,711)	(128,494)

CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(24,424,092)	(23,611,386)

Share Transactions:
Proceeds from sale of shares	122,097,098	234,814,186
Proceeds from shares issued in connection with the taxable transfer of assets from VIST High Income Bond Portfolio	--	2,406,744
Net asset value of shares issued to shareholders in payment of distributions declared	24,424,084	23,611,377
Cost of shares redeemed	(137,910,775)	(210,468,958)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	8,610,407	50,363,349

Change in net assets	(18,376,409)	29,366,461

Net Assets:
Beginning of period	238,308,610	208,942,149

End of period (including undistributed net investment income of $10,514,621 and $23,413,453, respectively)	$219,932,201	$238,308,610

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Primary Shares

(For a Share Outstanding Throughout Each Period)

	Six Months Ended (unaudited)	Year Ended December 31,
	6/30/2002	2001	2000	1999	1998	1997
Net Asset Value, Beginning of Period	$7.72	$8.46	$10.24	$10.92	$10.95	$10.24
Income From Investment Operations:
Net investment income	0.35 [1]	0.83 [1,2]	0.99	0.88	0.87	0.88
Net realized and unrealized gain (loss) on investments	(0.42)	(0.69)[2]	(1.84)	(0.63)	(0.57)	0.48

TOTAL FROM INVESTMENT OPERATIONS	(0.07)	0.14	(0.85)	0.25	0.30	1.36

Less Distributions:
Distributions from net investment income	(0.76)	(0.88)	(0.93)	(0.86)	(0.26)	(0.61)
Distributions from net realized gain on investments	--	--	--	(0.07)	(0.07)	(0.04)

TOTAL DISTRIBUTIONS	(0.76)	(0.88)	(0.93)	(0.93)	(0.33)	(0.65)

Net Asset Value, End of Period	$6.89	$7.72	$8.46	$10.24	$10.92	$10.95

Total Return[3]	(1.33)%	1.38%	(9.02)%	2.31%	2.70%	13.83%

Ratios to Average Net Assets:

Expenses	0.77%[4]	0.76%	0.76%	0.79%	0.78%	0.80%

Net investment income	9.34%[4]	10.33%[2]	10.50%	9.20%	9.01%	8.70%

Expense waiver/reimbursement[5]	--	--	0.00%[6]	--	--	0.09%

Supplemental Data:

Net assets, end of period (000 omitted)	206,238	$229,885	$208,516	$239,088	$212,290	$156,164

Portfolio turnover	31%	37%	19%	34%	27%	52%

1 Amount based on average shares outstanding.

2 As required, effective January 1, 2001, the Fund adopted the provisions of the American Institute of Certified Public Accountants (AICPA) Audit and Accounting Guide for Investment Companies and began amortizing long-term premiums and discounts on debt securities. The effect of this change for the year ended December 31, 2001 was to increase net investment income per share by $0.02, decrease net realized and unrealized gain/loss per share by $0.02, and increased the ratio of net investment income to average net assets from 10.19% to 10.33%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 Computed on an annualized basis.

5 This expense decrease is reflected in both the expense and the net investment income ratios shown above.

6 Amount represents less than 0.01%.

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Service Shares

(For a Share Outstanding Throughout Each Period)

	Six Months Ended (unaudited)	Year Ended December 31,
	6/30/2002	2001	2000 [1]
Net Asset Value, Beginning of Period	$7.72	$8.46	$9.01
Income From Investment Operations:
Net investment income	0.34 [2]	0.79 [2,3]	0.13
Net realized and unrealized loss on investments	(0.41)	(0.65)[3]	(0.68)

TOTAL FROM INVESTMENT OPERATIONS	(0.07)	0.14	(0.55)

Less Distributions:
Distributions from net investment income	(0.76)	(0.88)	--

Net Asset Value, End of Period	$6.89	$7.72	$8.46

Total Return[4]	(1.36)%	1.38%	(6.10)%

Ratios to Average Net Assets:

Expenses	0.93%[5]	0.86%	0.86%[5]

Net investment income	9.18%[5]	10.27%[3]	11.29%[5]

Expense waiver/reimbursement[6]	0.09%[5]	0.15%	0.15%[5]

Supplemental Data:

Net assets, end of period (000 omitted)	$13,695	$8,424	$427

Portfolio turnover	31%	37%	19%

1 Reflects operations for the period from May 1, 2000 (date of initial public investment) to December 31, 2000.

2 Amount based on average outstanding shares.

3 As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing long-term premiums and discounts on debt securities. The effect of this change for the year ended December 31, 2001 was to increase net investment income per share by $0.01, decrease and net realized and unrealized gain/loss per share by $0.01, and increase the ratio of net investment income to average net assets from 10.13% to 10.27%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

4 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

5 Computed on an annualized basis.

6 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

June 30, 2002 (unaudited)

ORGANIZATION

Federated Insurance Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end, management investment company. The Trust consists of 14 portfolios. The financial statements included herein are only those of Federated High Income Bond Fund II (the "Fund"). The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers two classes of shares: Primary Shares and Service Shares. The investment objective of the Fund is to seek high current income.

On December 28, 2001, the Fund received a taxable transfer of assets from VIST High Income Bond Portfolio as follows:

Shares of the Fund Issued in Relation to Taxable Transfer of Assets	Taxable Transfer of VIST High Income Bond Portfolio Net Assets Received	Net Assets of the Fund Immediately Prior to Combination	Net Assets of the Fund Immediately After Combined
312,159	$2,406,744	$234,536,426	$236,943,170

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with GAAP.

Investment Valuation

Listed corporate bonds are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Securities for which no quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Trustees (the "Trustees").

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. All discounts/ premiums are accreted/amortized for financial reporting purposes as required. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Change in Accounting Principle

Effective January 1, 2002, the Fund has adopted the provisions of the American Institute of Certified Public Accountants (AICPA) Audit and Accounting Guide for Investment Companies and began accreting discount/amortizing premium on long-term debt securities. The cumulative effect of this accounting change had no material reclassification effects to the components of net assets of the Fund.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Internal Revenue Code, as amended, (the "Code") applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable country's rules and rates.

At December 31, 2001, the Fund, for federal tax purposes, had a capital loss carryforward of $36,614,015 which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows.

Expiration Year	Expiration Amount
2007	$ 1,810,599

2008	7,050,529

2009	27,752,887

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

RESTRICTED SECURITIES

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued to the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in good faith using methods approved by the Trustees. Additional information on each restricted security held at June 30, 2002 is as follows:

Security	Acquisition Date	Acquisition Cost
AmeriTruck Distribution Corp., Sr. Sub. Note, 12.25%, 11/15/2005	11/10/1995 - 10/22/1997	$715,134

Clark Material Handling Corp., 10.75%, 11/15/2006	10/23/1998 - 12/28/2001	938,008

Security	Acquisition Date	Acquisition Cost
Condor Systems, Inc., Sr, Sub. Note, 11.875%, 5/1/2009	04/08/1999	$ 325,000

Dyersburg Corp., Sr. Sub. Note, 9.75%, 9/1/2007	09/03/1997 - 10/20/1997	636,938

Electronic Retailing Systems International Inc., Sr. Disc. Note	01/21/1997 - 12/28/2001	78,951

Electronic Retailing Systems International, Inc., Conv. Pfd.	01/21/1997 -- 12/28/2001	0

Glenoit Corp., Sr. Sub. Note, 11.00%, 4/15/2007	03/26/1997 - 12/28/2001	590,616

The Holt Group, Inc., Sr. Note, 9.75%, 1/15/2006	01/14/1998 - 12/28/2001	740,313

Pillowtex Corp., Sr. Sub. Note, 9.00%, 12/15/2007	12/18/1997	153,563

Pillowtex Corp., Sr. Sub. Note, 10.00%, 11/15/2006	11/06/1996 - 07/08/1999	1,138,750

Royal Oak Mines, Inc.	02/24/1999	2,557

Simonds Industries, Inc., Sr. Sub. Note, 10.25%, 7/1/2008	12/12/2000 - 09/25/2001	17,875

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value).

Transactions in shares were as follows:

	Six Months Ended (unaudited) 6/30/2002		Year Ended 12/31/2001
Primary Shares:	Shares	Amount	Shares	Amount
Shares sold	13,070,443	$98,773,382	27,113,485	$218,770,174
Shares issued in connection with taxable transfer of assets from VIST High Income Bond Portfolio	--	--	312,159	2,406,744
Shares issued to shareholders in payment of distributions declared	3,212,431	23,097,377	2,957,543	23,482,888
Shares redeemed	(16,121,712)	(120,193,302)	(25,278,212)	(202,433,505)

NET CHANGE RESULTING FROM PRIMARY SHARE TRANSACTIONS	161,162	$1,677,457	5,104,975	$42,226,301

	Six Months Ended (unaudited) 6/30/2002		Year Ended 12/31/2001
Service Shares:	Shares	Amount	Shares	Amount
Shares sold	3,107,608	$23,323,716	2,064,769	$16,044,012
Shares issued to shareholders in payment of distributions declared	184,521	1,326,707	16,182	128,489
Shares redeemed	(2,395,606)	(17,717,473)	(1,040,513)	(8,035,453)

NET CHANGE RESULTING FROM SERVICE SHARE TRANSACTIONS	896,523	$6,932,950	1,040,438	$8,137,048

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	1,057,685	$8,610,407	6,145,413	$50,363,349

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.60% of the Fund's average daily net assets.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.150% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Service Shares. The Plan provides that the Fund may incur distribution expenses of up to 0.25% of average net assets, annually, to compensate FSC.

Shareholder Service Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholders Services Company ("FSSC"), the Fund may pay FSSC up to 0.25% of the average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion. For the six months ended June 30, 2002, Primary Shares did not incur a shareholder services fee.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee in based on the level of the Fund's average daily net assets for the period, plus out of pocket expenses.

General

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities (and in-kind contributions), for the six months ended June 30, 2002, were as follows:

Purchases	$77,582,085

Sales	$69,936,395

Variable investment options are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in variable investment options involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

IMPORTANT NOTICE ABOUT FUND DOCUMENT DELIVERY

In an effort to reduce costs and avoid duplicate mailings, the Fund(s) intend to deliver a single copy of certain documents to each household in which more than one shareholder of the Fund(s) resides (so-called "householding"), as permitted by applicable rules. The Fund's "householding" program covers its/their Prospectus and Statement of Additional Information, and supplements to each, as well as Semi-Annual and Annual Reports and any Proxies or information statements. Shareholders must give their written consent to participate in the householding program. The Fund is also permitted to treat a shareholder as having given consent ("implied consent") if (i) shareholders with the same last name, or believed to be members of the same family, reside at the same street address or receive mail at the same post office box, (ii) the Fund gives notice of its intent to "household" at least sixty (60) days before it begins "householding" and (iii) none of the shareholders in the household have notified the Fund(s) or their agent of the desire to "opt out" of householding. Shareholders who have granted written consent, or have been deemed to have granted implied consent, can revoke that consent and opt out of householding at any time by calling 1-800-341-7400.

Federated
World-Class Investment Manager
Federated High Income Bond Fund II
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
www.federatedinvestors.com
Contact us at 1-800-341-7400 or
www.federatedinvestors.com/contact
Federated Securities Corp., Distributor

Cusip 313916306
Cusip 313916843

Federated is a registered mark of Federated Investors, Inc. 2002 ©Federated Investors, Inc.

G00433-02 (8/02)

Federated Investors
World-Class Investment Manager

Federated International Equity Fund II

A Portfolio of Federated Insurance Series

SEMI-ANNUAL REPORT

June 30, 2002

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

President's Message

Dear Shareholder:

Federated International Equity Fund II, a portfolio of Federated Insurance Series, is managed to offer total return opportunities by investing in large, high-quality corporations based outside the United States.1 The fund's holdings are typically diversified across key businesses and industrial sectors.

This Semi-Annual Report covers the fund's six-month reporting period from January 1, 2002 through June 30, 2002. It opens with the fund manager's review of market conditions and discussion of fund performance and includes a complete listing of the fund's holdings and financial statements.

For the six-month reporting period ended June 30, 2002, the fund produced a total return of (5.98)%, and net asset value decreased by $0.68.2 At the end of the period, the fund's net assets were $54.6 million.

As you know, the past several quarters have been especially difficult for equity investments worldwide. Markets clearly are experiencing a down cycle due to a series of corporate scandals as well as continuing concern about terrorism and Mid-East violence.

But many economic indicators have become more positive in recent months, suggesting that U.S. and global recoveries are indeed under way--although they have been clouded by discouraging headlines and may be occurring more gradually than we would like. Many international companies have higher earnings forecasts than their U.S. counterparts, and many analysts expect international stocks to outperform in the period ahead.

Please remember that the true measure of the performance of a long-term investment like Federated International Equity Fund II is in years rather than months. During times of market uncertainty, keep in mind the value of dollar-cost averaging, an investment method through which you can take advantage of price fluctuations by adding to your account on a regular basis. By investing the same amount on a regular schedule, you buy more fund shares when prices are low and fewer when prices are high.3

Thank you for choosing Federated International Equity Fund II as a diversified, professionally managed way to invest in top international companies. As always, we welcome your comments and suggestions.

Sincerely,

J. Christopher Donahue

J. Christopher Donahue
President
August 15, 2002

1 International investing involves special risks including currency risk, increased volatility of foreign securities and differences in auditing and other financial standards.

2 Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses.

3 Systematic investing does not assure a profit or protect against loss in declining markets. Because dollar-cost averaging involves continuous investment regardless of fluctuating price levels, investors should consider their financial ability to continue purchases during periods of low price levels.

Investment Review

MARKET OVERVIEW

As 2001 drew to a close, global equity markets rallied on the belief that the market had reached bottom, corporate fundamentals were improving and the U.S. economic recovery was finally under way. In this optimistic environment, "growth" stocks performed better than "value" investments. European stocks generally performed well, but small-cap stocks and equities in emerging markets, especially in Asian export economies, outshone all others, fueled by liquidity from the year's wave of central bank rate cuts.

Into the spring of 2002, however, some of this optimism faded, and value stocks regained the market's blessing, with the Morgan Stanley Capital International (MSCI) World Index Value and MSCI World Index Growth reporting six-month returns of (6.87)% and (10.86)%, respectively.1 Although manufacturing and productivity indicators were positive, and most markets continued to enjoy low inflation, investors fretted about the less-than-robust pace of the U.S. recovery including high unemployment, reluctant capital spending and a series of post-Enron reports about other U.S. corporations' questionable practices or depressed profits. Lost confidence and disappointing earnings took a toll on stock prices and prompted sell-offs. Insecurities about the future shape of the U.S.-led War on Terrorism along with political upheaval in the Middle East also contributed to market volatility.

During this time, Asian markets remained vibrant, although Japan's lack of economic and corporate reform once again weighed on its stocks and discouraged investors. The MSCI All Country (AC) Asia Pacific Free Index and the MSCI AC Japan Index reported six-month returns of 6.83% and 6.56%, respectively.2 Although European economies showed signs of beginning to decouple from the United States, suggesting that the high correlations between U.S. and international stocks may be drawing to a close, they were held back somewhat by uneven growth in the United States. The MSCI Europe Index and MSCI USA Index reported six-month returns of (4.60)% and (14.21)%, respectively.3 Late in the portfolio's reporting period, however, the high current account deficit in the United States and an increasing reticence by foreign investors to invest in U.S. equities began to drag down the dollar, which lost ground against the euro, yen and many other foreign currencies.

PERFORMANCE OF THE PORTFOLIO

The performance of Federated International Equity Fund II produced six-month total returns of (5.98)%, based on net asset value (NAV). The portfolio underperformed the (1.62)% return of its benchmark, the MSCI Europe, Australasia and Far East (MSCI-EAFE) Index.4

The portfolio's performance was held back by its European telecommunications exposure, such as Vodafone Group, and some media holdings. But transportation companies, such as Singapore Airlines, and some European pharmaceutical stocks, including Novartis AG, contributed positively to the portfolio. Positive contributions to performance also included our overweight in the Materials sectors. Other top performers were TotalFinaElf, Nikko Cordial Corp. and Henkel KGAA. On a country basis, our underweight in Japan hurt performance while our overweight in emerging market countries helped.

1 The MSCI World Index is an index that reflects the stock markets of 22 countries, including the United States, Europe, Canada, Australia, New Zealand and the Far East--comprising approximately 1,482 securities--with values expressed in U.S. dollars. The MSCI Value and Growth Indices cover the full range of developed, emerging and All Country MSCI Equity Indices, including Free indices where applicable. The indices use Price/Book Value (P/BV) ratios to divide the standard MSCI country indices into two sub-indices: Value and Growth. All securities are classified as either "value" securities (low P/BV securities) or "growth" securities (high P/BV securities), relative to each MSCI country index. In this manner, the definition of value and growth is relative to each individual market as represented by the MSCI index. Country Value/Growth indices are aggregated into regional Value/Growth indices. The index is unmanaged and investments cannot be made in an index

2 The MSCI AC Asia Pacific Free Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in Asian Pacific areas. As of April 2002 the MSCI AC Asia Pacific Free Index consisted of the following 13 developed and emerging market country indices: Australia, China, Hong Kong, India, Indonesia, Japan, Korea, Malaysia, New Zealand, Pakistan, Philippines, Singapore and Taiwan. The MSCI Japan Index is a free float-adjusted market index that is designed to measure equity market performance in Japan. These indices are unmanaged and investments cannot be made in an index.

3 The MSCI Europe Index is a market value-weighted average of the performance of over 500 securities listed on the stock exchanges of 15 countries in the European region. The USA Index is a free float-adjusted market index that is designed to measure equity performance in the United States of America. These indices are unmanaged and investments cannot be made in an index.

4 The MSCI-EAFE Index is a market capitalization-weighted equity index comprising 20 of the 48 countries in the MSCI universe and representing the developed world outside of North America. Each MSCI country index is created separately, then aggregated, without change, into regional MSCI indices. EAFE performance data is calculated in U.S. dollars and in local currency. This index is unmanaged and investments cannot be made in an index.

TOP HOLDINGS

Some of our top holdings as of June 30, 2002 include: TotalFinaElf S.A. (4.2% of net assets), one of the world's largest integrated oil companies based in France; UBS AG (2.1%), one of the world's leading global financial firms based in Switzerland; and Unilever NV (1.8%), one of the world's largest packaged consumer goods companies based in the Netherlands.

OUTLOOK

In many respects, global economic conditions and market performance in coming quarters will be especially difficult to anticipate, due to worldwide uncertainties on the War on Terrorism, U.S. economic recovery and heightened accounting scrutiny. These uncertainties coupled with continued earnings and valuation risks could lead to potentially volatile circumstances in the near term. On the positive front, we expect the Federal Reserve to maintain a loose monetary stance through 2002.

While our modest overweight in technology and media has negatively impacted performance thus far, we believe that buying now for future growth prospects remains prudent. We own blue chip companies in these sectors such as ASM Lithography in the Netherlands and News Corp. in Australia. We want to stress that the Fund is investigating technology and media companies we believe have management teams experienced in prior economic slowdowns, strong financial flexibility and generating strong cash flows. Because the market may continue to remain volatile given concerns over accounting irregularities in the U.S, we look to take advantage of market fears to buy stocks as opportunities arise. Moreover, we continue to selectively add to oil stocks like BP and food and beverage stocks like Nestle and Diageo. We maintain an underweight position in Financials due to concerns over credit quality. And recently, we reduced our exposure to investment banks and some consumer discretionary names with German exposure.

In Asia, we continued to like Korea for the long-term. Specifically, we have been hit by our technology positions but believe prospects and valuations remain favorable going into 2003. In Japan, we remain underweight given our disappointment with the slow rate of reform. Nonetheless, we have been adding to some industrial cyclical companies like NGK Insulators.

STRATEGY

Despite all the uncertainties, we continue to believe economic fundamentals are slowly improving. Therefore, we are maintaining sector positions to benefit from gradual economic upturns, such as materials, semiconductors and oils. We look to take advantage of any market weakness to invest in good quality companies at attractive valuations for the long term.

Portfolio of Investments

June 30, 2002 (unaudited)

Shares			Value in U.S. Dollars
		COMMON STOCKS--94.8%
		AUSTRALIA--2.4%
		Materials--0.9%
87,281		BHP Billiton Ltd.	$506,179

		Media--1.5%
43,809		News Corp. Ltd.	238,773
24,900		News Corp. Ltd., ADR	570,957

		TOTAL	809,730

		TOTAL AUSTRALIA	1,315,909

		BELGIUM--0.0%
		Telecommunications--0.0%
196		Telindus Group NV	2

		CANADA--4.6%
		Energy--0.7%
8,849		Talisman Energy, Inc.	397,672

		Insurance--0.9%
23,100		Sun Life Financial Services of Canada, Ltd.	500,726

		Materials--2.3%
14,200		Alcan, Inc.	539,501
20,300		Barrick Gold Corp.	385,362
13,400	[1]	Inco Ltd.	301,317

		TOTAL	1,226,180

		Retailing--0.7%
40,800		Hudson's Bay Co.	364,559

		TOTAL CANADA	2,489,137

		FINLAND--2.6%
		Materials--1.4%
19,450		UPM - Kymmene Oyj	764,229

		Technology Hardware & Equipment--1.2%
45,320		Nokia Oyj	662,072

		TOTAL FINLAND	1,426,301

		FRANCE--15.7%
		Automobiles & Components--1.2%
15,750		Valeo SA	653,626

		Banks--1.3%
11,170		Societe Generale, Paris	734,422

		Capital Goods--1.9%
38,600	[1]	Alstom	407,515
13,480		Compagnie de St. Gobain	603,936

		TOTAL	1,011,451

		Energy--4.2%
14,179		TotalFinaElf SA	2,297,810

		Food Beverage & Tobacco--1.5%
8,235		Pernod-Ricard	805,271

		Materials--1.6%
62,630	[1]	Arcelor	887,168

Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		FRANCE--continued
		Media--1.5%
22,670		Publicis Groupe	$624,597
8,376		Vivendi Universal SA	180,655

		TOTAL	805,252

		Pharmaceuticals & Biotechnology--1.5%
11,625		Aventis SA	822,208

		Telecommunications --1.0%
20,500		Bouygues SA	571,681

		TOTAL FRANCE	8,588,889

		GERMANY--5.9%
		Automobiles & Components--0.5%
5,825		Volkswagen AG	280,209

		Insurance--1.4%
3,903		Allianz AG	786,597

		Materials--0.6%
17,200	[1]	SGL Carbon AG	307,731

		Pharmaceuticals & Biotechnology--1.6%
13,708		Schering Ag	861,838

		Transportation--1.1%
44,700		Deutsche Lufthansa AG	634,508

		Utilities--0.7%
6,550		E.On AG	379,329

		TOTAL GERMANY	3,250,212

		HONG KONG--2.1%
		Capital Goods--1.2%
307,000		Citic Pacific Ltd.	661,252

		Media--0.4%
52,000		Television Broadcasts Ltd.	220,674

		Real Estate--0.5%
108,000		Wharf Holdings Ltd.	254,777

		TOTAL HONG KONG	1,136,703

		IRELAND--1.1%
		Diversified Financials--0.5%
5,300	[1]	DePfa Bank PLC	292,571

		Media--0.6%
157,400		Independent News & Media PLC	310,314

		TOTAL IRELAND	602,885

		ITALY--2.5%
		Telecommunications--0.9%
59,500		Telecom Italia SpA	465,111

		Transportation--1.6%
108,190		Autostrade SpA	894,779

		TOTAL ITALY	1,359,890

Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		JAPAN--14.6%
		Automobiles & Components--2.1%
59,000		Fuji Heavy Industries, Ltd.	$281,550
33,000		Toyota Motor Corp.	875,485

		TOTAL	1,157,035

		Capital Goods--1.6%
94,000		Komatsu Ltd.	336,429
65,000		NGK Insulators, Ltd.	514,621

		TOTAL	851,050

		Consumer Durables & Apparel--1.2%
27,700	[1]	Sega Corp.	665,549

		Diversified Financials--2.0%
122,700		Nikko Cordial Corp.	619,309
31,000		Nomura Holdings, Inc.	455,179

		TOTAL	1,074,488

		Food & Drug Retailing--1.1%
15,000		Seven-Eleven Japan Co., Ltd.	590,664

		Food Beverage & Tobacco--1.8%
50,000		Ajinomoto Co., Inc.	536,437
37,000		Nippon Meat Packers, Inc.	463,638

		TOTAL	1,000,075

		Real Estate--0.3%
22,000	[1]	Leopalace21 Corp.	156,009

		Retailing--0.8%
35,400		Marui Co., Ltd.	448,610

		Software & Services--0.5%
11,200		Capcom Co., Ltd.	289,659

		Technology Hardware & Equipment--1.8%
10,000		TDK Corp.	472,198
7,300		Tokyo Electron Ltd.	475,643

		TOTAL	947,841

		Telecommunications--0.5%
96		Japan Telecom Co., Ltd.	274,709

		Transportation--0.9%
28,000		Yamato Transport Co., Ltd.	510,408

		TOTAL JAPAN	7,966,097

		KOREA --1.8%
		Household & Personal Products--0.2%
43,162	[1]	Coreana Cosmetics Co., Ltd.	136,339

		Technology, Hardware & Equipment--0.9%
1,700	[1]	Samsung Electronics Co., Ltd.	464,921

		Utilities--0.7%
21,700		Korea Electric Power Corp.	396,841

		TOTAL KOREA	998,101

Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		NETHERLANDS--8.5%
		Diversified Financials--1.2%
26,620		ING Groep NV	$682,257

		Energy--1.2%
11,430		Royal Dutch Petroleum Co.	635,466

		Food, Beverage & Tobacco--1.8%
15,307		Unilever NV	1,000,392

		Media--1.0%
28,820		Wolters Kluwer NV	546,027

		Technology, Hardware & Equipment--2.8%
37,970	[1]	ASM Lithography Holding NV	599,986
33,399		Koninklijke (Royal) Philips Electronics NV	930,735

		TOTAL	1,530,721

		Telecommunications--0.5%
55,500		Koninklijke (Royal) KPN NV	259,321

		TOTAL NETHERLANDS	4,654,184

		PANAMA--0.3%
		Food, Beverage & Tobacco--0.3%
12,500		Panamerican Beverages, Inc., Class A	178,125

		RUSSIA--2.4%
		Energy--1.4%
7,545		LUKOIL, ADR	489,471
2,115		YUKOS, ADR	292,308

		TOTAL	781,779

		Materials--0.7%
17,520		JSC Mining and Metallurgical Co. Norilsk Nickel, ADR	365,737

		Telecommunications--0.3%
6,110	[1]	AO VimpelCom, ADR	155,561

		TOTAL RUSSIA	1,303,077

		SINGAPORE--1.7%
		Real Estate--0.7%
109,000		City Developments Ltd.	351,762

		Transportation--1.0%
76,400		Singapore Airlines Ltd.	557,996

		TOTAL SINGAPORE	909,758

		SPAIN--3.0%
		Banks--0.5%
37,000		Banco Santander Central Hispano, SA	293,241

		Telecommunications --0.8%
50,900		Telefonica SA	426,485

		Utilities--1.7%
23,500		Endesa SA	340,759
31,010		Union Fenosa, SA	568,567

		TOTAL	909,326

		TOTAL SPAIN	1,629,052

Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		SWITZERLAND--5.5%
		Banks--2.1%
22,790		UBS AG	$1,143,702

		Food, Beverage & Tobacco--1.2%
2,660	[1]	Nestle SA	618,854

		Pharmaceuticals & Biotechnology--1.2%
15,005	[1]	Novartis AG	658,449

		Technology Hardware & Equipment--1.0%
22,950		STMicroelectronics N.V.	558,374

		TOTAL SWITZERLAND	2,979,379

		TAIWAN--2.1%
		Technology, Hardware & Equipment--2.1%
438,000		Ase	291,038
78,000	[1]	Asustek Computer, Inc.	234,630
128,700	[1]	Taiwan Semiconductor Manufacturing Co., Ltd.	261,945
298,850	[1]	United Microelectronics Corp.	358,691

		TOTAL TAIWAN	1,146,304

		UNITED KINGDOM--18.0%
		Banking--2.6%
38,800		HSBC Holdings PLC	446,463
35,170		Royal Bank of Scotland PLC, Edinburgh	997,369

		TOTAL	1,443,832

		Capital Goods--1.6%
170,165		BAE Systems PLC	869,131

		Commercial Services & Supplies--1.4%
188,070		Rentokil Initial PLC	765,598

		Diversified Financials--0.5%
31,410		Amvescap PLC	255,968

		Energy--1.1%
70,050		BP PLC	588,478

		Food, Beverage & Tobacco--2.1%
28,600		British American Tobacco PLC	307,415
48,742		Diageo PLC	633,160
11,300		Imperial Tobacco Group PLC	183,829

		TOTAL	1,124,404

		Hotels Restaurants & Leisure--1.3%
123,754		Rank Group PLC	504,723
22,200		Six Continents PLC	225,592

		TOTAL	730,315

		Materials--0.9%
69,350		Hanson PLC	495,366

		Media--2.0%
147,680		Carlton Communications PLC	472,837
64,115		Pearson PLC	637,838

		TOTAL	1,110,675

Shares or Principal Amount			Value in U.S. Dollars
		COMMON STOCKS--continued
		UNITED KINGDOM--continued
		Retailing--1.5%
81,363		Kingfisher PLC	$392,309
73,910		Marks & Spencer Group PLC	420,040

		TOTAL	812,349

		Telecommunications --1.6%
626,207		Vodafone Group PLC	859,272

		Transportation--1.1%
22,209		National Express Group PLC	196,394
392,200		Stagecoach Group PLC	375,225

		TOTAL	571,619

		Utilities--0.3%
21,100	[1]	AWG PLC	176,936

		TOTAL UNITED KINGDOM	9,803,943

		TOTAL COMMON STOCKS (IDENTIFIED COST $51,665,665)	51,737,948

		PREFERRED STOCKS--1.6%
		GERMANY--1.6%
		Household & Personal Products--1.6%
12,332		Henkel KGAA, Pfd. (identified cost $741,365)	859,448

		REPURCHASE AGREEMENT--3.2%[2]
$1,776,000		Warburg Dillon Reed LLC, 1.97%, dated 6/28/2002, due 7/1/2002 (at amortized cost)	1,776,000

		TOTAL INVESTMENTS (IDENTIFIED COST $54,183,030)[3]	$54,373,396

1 Non-income producing security.

2 The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in joint account with other Federated funds.

3 The cost of investments for federal tax purposes amounts to $54,183,030. The net unrealized appreciation of investments on a federal tax basis amounts to $190,366 which is comprised of $4,358,173 appreciation and $4,167,807 depreciation at June 30, 2002.

Note: The categories of investments are shown as a percentage of net assets ($54,587,721) at June 30, 2002.

The following acronym is used throughout this portfolio:

ADR	--American Depositary Receipt

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

June 30, 2002 (unaudited)

Assets:
Total investments in securities, at value (identified cost $54,183,030)		$54,373,396
Cash		568
Cash denominated in foreign currencies (identified cost $573,122)		583,417
Income receivable		141,207
Receivable for investments sold		473,693

TOTAL ASSETS		55,572,281

Liabilities:
Payable for investments purchased	$956,215
Net payable for foreign currency exchange contracts	1,488
Accrued expenses	26,857

TOTAL LIABILITIES		984,560

Net assets for 5,101,844 shares outstanding		$54,587,721

Net Assets Consist of:
Paid in capital		$84,460,386
Net unrealized appreciation of investments and translation of assets and liabilities in foreign currency		197,373
Accumulated net realized loss on investments and foreign currency transactions		(30,118,800)
Undistributed net investment income		48,762

TOTAL NET ASSETS		$54,587,721

Net Asset Value, Offering Price and Redemption Proceeds Per Share:
$54,587,721 ÷ 5,101,844 shares outstanding		$10.70

See Notes which are an integral part of the Financial Statements

Statement of Operations

Six Months Ended June 30, 2002 (unaudited)

Investment Income:
Dividends (net of foreign taxes withheld of $66,264)		$570,599
Interest		40,910

TOTAL INCOME		611,509

Expenses:
Investment adviser fee	$299,840
Administrative personnel and services fee	61,987
Custodian fees	42,425
Transfer and dividend disbursing agent fees and expenses	8,461
Directors'/Trustees' fees	815
Auditing fees	2,373
Legal fees	2,917
Portfolio accounting fees	27,463
Printing and postage	12,740
Insurance premiums	591
Miscellaneous	615

TOTAL EXPENSES	460,227

Waiver of investment adviser fee	(29,984)

Net expenses		430,243

Net investment income		181,266

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized loss on investments and foreign currency transactions		(4,587,585)
Net change in unrealized depreciation of investments and translation of assets and liabilities in foreign currency		1,022,504

Net realized and unrealized loss on investments and foreign currency transactions		(3,565,081)

Change in net assets resulting from operations		$(3,383,815)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

	Six Months Ended (unaudited) 6/30/2002	Year Ended 12/31/2001
Increase (Decrease) in Net Assets
Operations:
Net investment income	$181,266	$177,221
Net realized loss on investments and foreign currency transactions	(4,587,585)	(22,797,611)
Net change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currency	1,022,504	(4,295,454)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(3,383,815)	(26,915,844)

Distributions to Shareholders:
Distributions from net realized gain on investments and foreign currency transactions	--	(10,343,455)

CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	--	(10,343,455)

Share Transactions:
Proceeds from sale of shares	131,429,510	140,049,470
Net asset value of shares issued to shareholders in payment of distributions declared	--	10,343,445
Cost of shares redeemed	(134,090,055)	(150,681,218)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(2,660,545)	(288,303)

Change in net assets	(6,044,360)	(37,547,602)

Net Assets:
Beginning of period	60,632,081	98,179,683

End of period	$54,587,721	$60,632,081

See Notes which are an integral part of the Financial Statements

Financial Highlights

(For a Share Outstanding Throughout Each Period)

	Six Months Ended (unaudited)	Year Ended December 31,
	6/30/2002	2001	2000	1999	1998	1997
Net Asset Value, Beginning of Period	$11.38	$18.49	$27.64	$15.39	$12.27	$11.16
Income from Investment Operations:
Net investment income (net operating loss)	0.03	0.03 [1]	0.05	(0.02)	0.03 [1]	0.07
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.71)	(5.15)	(4.93)	12.72	3.11	1.05

TOTAL FROM INVESTMENT OPERATIONS	(0.68)	(5.12)	(4.88)	12.70	3.14	1.12

Less Distributions:
Distributions from net investment income	--	--	--	--	--	(0.01)
Distributions from net realized gain on investments and foreign currency transactions	--	(1.99)	(4.27)	(0.45)	(0.02)	--

TOTAL DISTRIBUTIONS	--	(1.99)	(4.27)	(0.45)	(0.02)	(0.01)

Net Asset Value, End of Period	$10.70	$11.38	$18.49	$27.64	$15.39	$12.27

Total Return[2]	(5.98)%	(29.42)%	(22.61)%	84.88%	25.57%	10.08%

Ratios to Average Net Assets:

Expenses	1.43%[3]	1.41%	1.28%	1.25%	1.25%	1.23%

Net investment income (net operating loss)	0.60%[3]	0.23%	0.17%	(0.34)%	0.19%	0.76%

Expense waiver/reimbursement[4]	0.10%[3]	0.10%	0.02%	0.46%	0.47%	0.98%

Supplemental Data:

Net assets, end of period (000 omitted)	$54,588	$60,632	$98,180	$105,100	$52,308	$36,575

Portfolio turnover	64%	206%	262%	304%	247%	179%

1 Per share information is based on average shares outstanding.

2 Based on NAV, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 Computed on an annualized basis.

4 This voluntary expense decrease is reflected in both the expense and net investment income (net operating loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

June 30, 2002 (unaudited)

ORGANIZATION

Federated Insurance Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of 14 portfolios. The financial statements included herein are only those of Federated International Equity Fund II (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of the Fund is to obtain a total return on its assets.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP").

Investment Valuation

Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. With respect to valuation of foreign securities, trading in foreign cities may be completed at times which vary from the closing of the New York Stock Exchange. Therefore, foreign securities are valued at the latest closing price on the exchange on which they are traded prior to the closing of the New York Stock Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the foreign exchange rate in effect at noon, eastern-time, on the day the value of the foreign security is determined. Securities for which no quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Trustees (the "Trustees").

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreements.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. All discounts/premiums are accreted/amortized for financial reporting purposes as required. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Internal Revenue Code, as amended (the "Code") applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

However, federal taxes may be imposed on the Fund upon the disposition of certain investments in passive foreign investment companies. Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable country's tax rules and rates.

At December 31, 2001, the Fund, for federal tax purposes, had a capital loss carryforward of $23,887,554 which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire in 2009.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Foreign Exchange Contracts

The Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign currency contract transactions to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.

At June 30, 2002, the Fund had outstanding foreign currency commitments as set forth below:

Settlement Date	Contracts to Receive/Deliver	In Exchange For	Contracts at Value	Unrealized Appreciation (Depreciation)
Contracts Bought:
July 1, 2002	425,799 Swiss Franc	$286,813	$285,484	$(1,329)

July 1, 2002	287,745 Euro	283,113	283,645	532

July 1, 2002	94,003 Pound Sterling	143,683	143,321	(362)

July 1, 2002	18,908,026 Japanese Yen	157,567	157,745	178

Contracts Sold:
July 1, 2002	1,024,417 Danish Krone	135,972	135,955	17

July 1, 2002	132,788 Pound Sterling	201,931	202,455	(524)

NET UNREALIZED DEPRECIATION ON FOREIGN CURRENCY EXCHANGE CONTRACTS				$(1,488)

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value).

Transactions in shares were as follows:

	Six Months Ended 6/30/2002	Year Ended 12/31/2001
Shares sold	11,963,101	11,176,577
Shares issued to shareholders in payment of distributions declared	--	763,354
Shares redeemed	(12,189,715)	(11,920,351)

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(226,614)	19,580

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Global Investment Management Corp., the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 1.00% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.150% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund may pay FSSC up to 0.25% of the average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. For the six months ended June 30, 2002, the Fund did not incur a shareholder services fee.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

General

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities (and in-kind contributions), for the six months ended June 30, 2002, were as follows:

Purchases	$35,489,167

Sales	$38,162,057

RISKS OF FOREIGN INVESTING

The Fund invests in securities of non-U.S. issuers. The political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

Variable investment options are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in variable investment options involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

IMPORTANT NOTICE ABOUT FUND DOCUMENT DELIVERY

In an effort to reduce costs and avoid duplicate mailings, the Fund(s) intend to deliver a single copy of certain documents to each household in which more than one shareholder of the Fund(s) resides (so-called "householding"), as permitted by applicable rules. The Fund's "householding" program covers its/their Prospectus and Statement of Additional Information, and supplements to each, as well as Semi-Annual and Annual Reports and any Proxies or information statements. Shareholders must give their written consent to participate in the householding program. The Fund is also permitted to treat a shareholder as having given consent ("implied consent") if (i) shareholders with the same last name, or believed to be members of the same family, reside at the same street address or receive mail at the same post office box, (ii) the Fund gives notice of its intent to "household" at least sixty (60) days before it begins "householding" and (iii) none of the shareholders in the household have notified the Fund(s) or their agent of the desire to "opt out" of householding. Shareholders who have granted written consent, or have been deemed to have granted implied consent, can revoke that consent and opt out of householding at any time by calling 1-800-341-7400.

Federated
World-Class Investment Manager
Federated International Equity Fund II
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
www.federatedinvestors.com
Contact us at 1-800-341-7400 or
www.federatedinvestors.com/contact
Federated Securities Corp., Distributor

Cusip 313916603

Federated is a registered mark of Federated Investors, Inc. 2002 ©Federated Investors, Inc.

G00433-06 (8/02)

Federated Investors
World-Class Investment Manager

Federated International Small Company Fund II

A Portfolio of Federated Insurance Series

SEMI-ANNUAL REPORT

June 30, 2002

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

President's Message

Dear Shareholder:

Federated International Small Company Fund II, a portfolio of Federated Insurance Series, is managed to bring you long-term capital growth opportunities from a portfolio of high-quality international small-cap stocks.1

This Semi-Annual Report covers the fund's six-month reporting period from January 1, 2002 through June 30, 2002. It opens with the fund portfolio manager's review of market conditions and discussion of fund performance and includes a complete listing of the fund's holdings and financial statements.

For the six-month reporting period ended June 30, 2002, the fund produced a total return of (2.34)%, and its net asset value decreased by $0.12.2 At the end of the period, the fund's net assets were $8.8 million.

As you know, the past several quarters have been especially difficult for equity investments worldwide. Markets clearly are experiencing a down cycle due to a series of corporate scandals as well as continuing concerns about terrorism and Mid-East violence.

But many economic indicators have become more positive in recent months, suggesting that U.S. and global recoveries are indeed under way--although they have been clouded by discouraging headlines and may be occurring more gradually than we would like. Many international companies have higher earnings forecasts than their U.S. counterparts, and many analysts expect international stocks to outperform in the period ahead.

Please remember that the true measure of the performance of a long-term investment like Federated International Small Company Fund II is in years rather than months. During times of market uncertainty, keep in mind the value of dollar-cost averaging, an investment method through which you can take advantage of price fluctuations by adding to your account on a regular basis. By investing the same amount on a regular schedule, you buy more fund shares when prices are low and fewer when prices are high.3

Thank you for choosing Federated International Small Company Fund II as a diversified, professionally managed way to participate in the growth potential of small companies overseas. As always, we welcome your comments and suggestions.

Sincerely,

J. Christopher Donahue

J. Christopher Donahue
President
August 15, 2002

1 International investing involves special risks including currency risk, increased volatility of foreign securities and differences in auditing and other financial standards. Smaller capitalization companies involve more risks than larger, more established companies.

2 Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses.

3 Systematic investing does not assure a profit or protect against loss in declining markets. Because dollar-cost averaging involves continuous investment regardless of fluctuating price levels, investors should consider their financial ability to continue purchases during periods of low price levels.

Investment Review

How did the fund perform relative to its benchmark?

During the six-month reporting period, the Federated International Small Company Fund II had a return of (2.34)%, which underperformed the Morgan Stanley Capital International (MSCI) World ex-U.S. Small Cap Index. The performance of the MSCI World ex-U.S. Small Cap Index, measured in U.S. dollars, was 8.88%.1

Strong individual country performances were turned in by Ireland, 19.33%, and Japan, 17.5%, as measured in U.S. dollars. This latter point is especially important, as the U.S. dollar continued to weaken, thereby enhancing returns to foreign investors. In local currency terms, Ireland gained 7.59% and Japan gained only 7.46%.

Weaker markets included Germany, (4.64)%, and the Netherlands, (2.60)%, as measured in U.S. dollars.

What were the dominant themes for the fund and the index?

Equity markets initially were buoyed by hopes of a recovery in the second half of 2002, which became less apparent as the first half ended, reflected by economic gloom and profit warnings. From the end of December 2001 to June 2002, the Federal Reserve held interest rates steady. The Bank of England and the European Central Bank also held rates steady. Profit warnings picked up again as analysts' expectations looked too optimistic. Earnings downgrades are thus likely to persist into the third quarter notwithstanding a tightening of accounting standards.

Were there any disappointments in the portfolio?

The fund's performance was largely attributable to the poor performance delivered by European markets and our asset allocation of nearly 45% to that region. Our media holdings in Europe underperformed due to the failure of the anticipated recovery in advertising spending to materialize. As such, we sold down our exposure in Havas (France) & Modern Times Group (Sweden).

Despite diversification across numerous industries, small cap stocks continued to suffer negative price performance, as they were broadly sold down by the market in a knee-jerk reaction to unrelated profit warnings.

Which portfolio holdings were the best performers?

Fund performance was positively affected by strong stock selection in Sweden and the Netherlands. Investments in Swedish Match (tobacco) in Sweden and IHC Caland (capital goods) in the Netherlands contributed positively to the fund.

What is your outlook for the next fiscal period?

We believe that the U.S. economic recovery is under way. The market seems to have become disillusioned and hence disappointed with the strength of the recovery. As the international markets continue to outperform in U.S dollar terms, liquidity should improve as investors, both U.S. and foreign, look to overseas markets. We do not anticipate significant changes to our portfolio. While we do not expect the market to roar ahead in the second half of this year, we do expect to continue to find niche leaders that are attractively priced with promising growth prospects. While the market may be overlooking these gems, we believe that the market will recognize them in time and reward current investors for their patience.

We continue to view the U.S dollar as potentially weakening further over the coming months. This position leads us to focus on companies that have very strong domestic franchises within their country or region, thereby avoiding or minimizing trade exposure to the U.S. dollar.

1 The MSCI World ex-U.S. Small Cap Index is created by selecting companies within the market capitalization range of USD 200-800 million. The dollar denominated range is applied across all 23 developed markets. The index is unmanaged and investments cannot be made in an index.

Portfolio of Investments

June 30, 2002 (unaudited)

Shares			Value in U.S. Dollars
		COMMON STOCKS--34.4%
		AUSTRALIA--2.2%
		Automobiles & Components--0.2%
3,000		ION Ltd.	$4,763
7,255		Pacifica Group Ltd.	15,686

		TOTAL	20,449

		Capital Goods--0.2%
2,641		Leighton Holdings Ltd.	15,450

		Food Beverage & Tobacco--0.4%
4,051		Coca-Cola Amatil Ltd.	14,552
7,560		Foster's Group Ltd.	20,091

		TOTAL	34,643

		Materials--0.8%
5,448		Amcor Ltd.	25,276
8,534		Boral Ltd.	18,019
36,976		M.I.M. Holdings Ltd.	27,065

		TOTAL	70,360

		Transportation--0.6%
2,765		Patrick Corp., Ltd.	25,532
1,667		Toll Holdings Ltd.	29,754

		TOTAL	55,286

		TOTAL AUSTRALIA	196,188

		BELGIUM--0.2%
		Health Care Equipment & Services--0.2%
398		Omega Pharma SA	17,792

		CANADA--4.5%
		Automobiles & Components--0.3%
397		Magna International, Inc., Class A	27,369

		Capital Goods--0.9%
2,995		CAE, Inc.	24,552
1,025	[1]	Masonite International Corp.	19,033
800	[1]	Royal Group Technologies Ltd.	16,583
915		SNC-Lavalin Group, Inc.	21,087

		TOTAL	81,255

		Diversified Financials--0.5%
2,800		C.I. Fund Management, Inc.	19,543
1,300		Investors Group, Inc.	23,754

		TOTAL	43,297

		Energy--0.8%
7,000	[1]	Baytex Energy Ltd.	33,186
1,200		Ensign Resource Service Group, Inc.	13,045
516		Talisman Energy, Inc.	23,189

		TOTAL	69,420

Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		CANADA--continued
		Food Beverage & Tobacco--0.1%
443		Molson Ltd., Class A	$9,611

		Hotels Restaurants & Leisure--0.2%
660		Fairmont Hotels & Resorts, Inc.	17,015

		Insurance--0.4%
1,280		Industrial Alliance Life Insurance Co.	34,969

		Materials--0.5%
2,148		Domtar, Inc.	25,105
3,700		Norske Skog Canada Ltd.	18,029

		TOTAL	43,134

		Pharmaceuticals & Biotechnology--0.3%
273	[1]	Angiotech Pharmaceuticals, Inc.	10,191
7,000	[1]	StressGen Biotechnologies Corp.	17,285

		TOTAL	27,476

		Retailing--0.3%
2,270		Hudson's Bay Co.	20,283

		Software & Services--0.2%
1,000	[1]	Open Text Corp.	19,610

		TOTAL CANADA	393,439

		CHINA--0.2%
		Transportation--0.2%
72,000		China National Aviation Co., Ltd.	17,262

		DENMARK--0.9%
		Food Beverage & Tobacco--0.6%
660		Carlsberg A/S	34,511
580		Danisco A/S	21,168

		TOTAL	55,679

		Health Care Equipment & Services--0.2%
190		Coloplast A.S., Class B	15,382

		Materials--0.1%
495		Novozymes A/S, Class B	11,168

		TOTAL DENMARK	82,229

		FRANCE--1.4%
		Capital Goods--0.2%
282		Vallourec AS	17,165

		Health Care Equipment & Services--0.1%
240		Essilor International SA	9,740

		Insurance--0.3%
760		Scor SA	23,149

		Media--0.3%
1,962	[1]	JC Decaux SA	26,496

		Technology Hardware & Equipment--0.3%
596	[1]	Neopost SA	23,677

		Transportation--0.2%
21,700	[1]	Eurotunnel SA	19,038

		TOTAL FRANCE	119,265

Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		GERMANY, FEDERAL REPUBLIC OF--1.4%
		Capital Goods--0.2%
740		Buderus AG	$16,953

		Commercial Services & Supplies-0.1%
364		Gfk AG	6,764

		Health Care Equipment & Services--0.3%
626		Gehe AG	26,102

		Materials--0.2%
819	[1]	SGL Carbon AG	14,653

		Pharmaceuticals & Biotechnology--0.4%
863		Stada Arzneimittel AG	34,453

		Real Estate--0.0%
230	[1]	Aareal Bank AG	3,684

		Utilities--0.2%
1,020	[1]	Wedeco AG Water Technology	18,551

		TOTAL GERMANY, FEDERAL REPUBLIC OF	121,160

		HONG KONG--2.4%
		Banks--0.3%
7,000		Wing Hang Bank Ltd.	23,199

		Capital Goods--0.3%
12,000		Citic Pacific Ltd.	25,847

		Commercial Services & Supplies--0.2%
22,000		Techtronic Industries Co.	18,757

		Food Beverage & Tobacco--0.1%
42,000		Cofco International Ltd.	12,789

		Hotels Restaurants & Leisure--0.3%
20,000		Cafe De Coral Holdings Ltd.	15,513
24,000		Hong Kong & Shang Hotels Ltd.	11,154

		TOTAL	26,667

		Household & Personal Products--0.1%
90,000		Natural Beauty Bio-Technology Ltd.	10,385

		Real Estate--0.1%
13,000		Wheelock & Co. Ltd.	10,500

		Recreation--0.1%
20,000	[1]	Star Cruises Ltd.	8,205

		Retailing--0.5%
16,000		Esprit Holdings Ltd.	30,770
20,000		Giordano International Ltd.	12,308

		TOTAL	43,078

		Technology Hardware & Equipment--0.2%
30,000		TPV Technology Ltd.	10,770
17,000		Varitronix International Ltd.	10,516

		TOTAL	21,286

		Transportation--0.2%
17,000		Cosco Pacific Ltd.	13,622

		TOTAL HONG KONG	214,335

Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		IRELAND--0.6%
		Banks--0.3%
4,200		Anglo Irish Bank Corp. PLC	$26,895

		Diversified Financials--0.2%
230	[1]	DePfa Bank PLC	12,696

		Software & Services--0.1%
783	[1]	Riverdeep Group PLC, ADR	12,184

		TOTAL IRELAND	51,775

		ISRAEL--0.2%
		Pharmaceuticals & Biotechnology--0.2%
585	[1]	Taro Pharmaceutical Industries Ltd.	14,344

		ITALY--2.6%
		Commercial Services & Supplies--0.3%
1,150		Permasteelisa SPA	22,049

		Consumer Durables & Apparel--0.7%
3,800		De'Longhi SPA	20,415
4,188		Ferretti SPA	14,738
2,000		Merloni Elettrodomestic SPA	21,825

		TOTAL	56,978

		Energy--0.3%
3,936		Saipem SPA	28,246

		Food Beverage & Tobacco--0.5%
870		Davide Campari -- Milano SPA	28,730
5,600		Parmalat Finanziaria SPA	17,278

		TOTAL	46,008

		Hotels Restaurants & Leisure--0.1%
1,555		Lottomatica SPA	12,416

		Media--0.1%
1,810		Mondadori (Arnoldo) Editore SPA	11,972

		Pharmaceuticals & Biotechnology--0.3%
1,000		Recordati SPA	27,010

		Utilities--0.3%
2,070		Italgas SPA	22,956

		TOTAL ITALY	227,635

		JAPAN--4.6%
		Automobiles & Components--0.3%
1,000		Keihin Corp.	10,420
600		Nissin Kogyo Co., Ltd.	13,590

		TOTAL	24,010

		Capital Goods--0.8%
2,000		Central Glass Co., Ltd.	11,580
16,000	[1]	Kawasaki Heavy Industries Ltd.	20,423
3,000		Koyo Seiko Co., Ltd.	14,867
6,000		NTN Corp.	23,476

		TOTAL	70,346

Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		JAPAN--continued
		Commercial Services & Supplies--0.1%
30		Bellsystem 24, Inc.	$10,499

		Consumer Durables & Apparel--0.4%
400		Bandai Co., Ltd.	14,349
700	[1]	Sega Corp.	16,819

		TOTAL	31,168

		Diversified Financials--0.1%
110		Shokoh Fund & Co., Ltd.	13,307

		Food Beverage & Tobacco--0.8%
400		Ariake Japan Co., Ltd.	15,351
360		Hokuto Corp.	9,371
2,000		Kagome Co., Ltd.	16,452
1,000		Katokichi Co., Ltd.	17,520
1,000		Q.P. Corp.	8,334

		TOTAL	67,028

		Materials--0.4%
700		Taisei Lamick Co., Ltd.	21,316
3,500		Tokyo Steel Manufacturing Co., Ltd.	12,877

		TOTAL	34,193

		Pharmaceuticals & Biotechnology--0.1%
1,000		Hisamitsu Pharmaceutical Co., Inc.	13,073

		Retailing--0.9%
300		Don Quijote Co., Ltd.	28,882
500		Komeri Co., Ltd.	14,558
600		Nishimatsuya Chain Co., Ltd.	19,522
200		Yamada Denki Co., Ltd.	17,520

		TOTAL	80,482

		Software & Services--0.4%
300		Capcom Co., Ltd.	7,759
500		CSK Corp.	17,812
400		Meitec Corp.	13,215

		TOTAL	38,786

		Technology Hardware & Equipment--0.3%
3,000	[1]	Dainippon Screen Manufacturing Co., Ltd.	15,517
3	[1]	UMC Japan	7,959

		TOTAL	23,476

		TOTAL JAPAN	406,368

		KOREA, REPUBLIC OF--2.0%
		Automobiles & Components--0.2%
470		Hyundai Mobis	9,924
440		Hyundai Motor Co., Ltd.	13,222

		TOTAL	23,146

		Banks--0.2%
2,500		Industrial Bank of Korea	15,482

Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		KOREA, REPUBLIC OF--continued
		Consumer Durables & Apparel--0.1%
850		Cheil Industries, Inc.	$10,316

		Diversified Financials--0.2%
1,100		Shinhan Financial Group Co., Ltd.	15,544

		Household & Personal Products--0.3%
3,936		Coreana Cosmetics Co., Ltd.	12,433
120		Pacific Corp.	13,965

		TOTAL	26,398

		Materials--0.2%
1,600		Sungshin Cement Manufacturing Co., Ltd.	16,758

		Pharmaceuticals & Biotechnology--0.2%
1,150		Daewoong Pharmaceutical Co., Ltd.	19,262

		Retailing--0.6%
480		CJ39 Shopping Corp.	32,878
100		Shinsegae Co., Ltd.	16,958

		TOTAL	49,836

		TOTAL KOREA, REPUBLIC OF	176,742

		MALAYSIA--0.7%
		Capital Goods--0.5%
11,000		Gamuda Berhad	18,092
11,000		IJM Corp. Berhad	14,908
11,000		Road Builder (M) Holdings Berhad	15,632

		TOTAL	48,632

		Food Beverage & Tobacco--0.2%
9,000		IOI Corp. Berhad	14,447

		TOTAL MALAYSIA	63,079

		NETHERLANDS--1.0%
		Capital Goods--0.2%
344		IHC Caland NV	20,532

		Food Beverage & Tobacco--0.2%
620		Nutreco Holding NV	21,073

		Materials--0.4%
750		DSM NV	34,740

		Pharmaceuticals & Biotechnology--0.2%
1,214	[1]	Qiagen NV	14,336

		TOTAL NETHERLANDS	90,681

		NORWAY--0.5%
		Food Beverage & Tobacco--0.1%
593		Orkla ASA	11,430

		Technology Hardware & Equipment--0.4%
2,590	[1]	Tandberg ASA	30,469

		TOTAL NORWAY	41,899

		PANAMA--0.1%
		Food Beverage & Tobacco--0.1%
880		Panamerican Beverages, Inc. Class A	12,540

Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		PORTUGAL--0.7%
		Media--0.2%
6,700	[1]	Impresa-Sociedade Gestora de Participacoes SA	$16,511

		Telecommunication Services--0.2%
2,201		Vodafone Telecel - Comunicacoes Pessoais SA	15,361

		Transportation--0.3%
4,740		Brisa - Auto Estradas de Portugal SA	26,633

		TOTAL PORTUGAL	58,505

		RUSSIA--0.6%
		Food Beverage & Tobacco--0.2%
700	[1]	Wimm-Bill-Dann Foods OJSC, ADR	14,770

		Materials--0.2%
800		JSC Mining and Metallurgical Co. Norilsk Nickel, ADR	16,700

		Telecommunication Services--0.2%
755	[1]	AO VimpelCom, ADR	19,222

		TOTAL RUSSIA	50,692

		SINGAPORE--0.4%
		Capital Goods--0.1%
18,000		Amtek Engineering Ltd.	11,924

		Diversified Financials--0.3%
34,000		Singapore Exchange Ltd.	22,330

		TOTAL SINGAPORE	34,254

		SPAIN--1.2%
		Capital Goods--0.7%
587		Actividades de Construccion y Servicios SA (ACS)	18,864
828		Fomento de Construcciones y Contratas SA	20,160
890		Grupo Ferrovial SA	24,223

		TOTAL	63,247

		Food Beverage & Tobacco--0.3%
2,000		Ebro Puleva SA	23,264

		Pharmaceuticals & Biotechnology--0.2%
2,530	[1]	Zeltia SA	20,076

		TOTAL SPAIN	106,587

		SWEDEN--0.8%
		Health Care Equipment & Services--0.7%
2,919	[1]	Capio AB	24,715
2,029	[1]	Elekta AB, Class B	22,686
635		Getinge Industrier AB, Class B	12,407

		TOTAL	59,808

		Media--0.1%
1,578		Eniro AB	12,076

		TOTAL SWEDEN	71,884

Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		SWITZERLAND--1.0%
		Capital Goods--0.1%
47		Kaba Holding AG	$10,084

		Health Care Equipment & Services--0.3%
24		Galenica Holding AG	22,367

		Insurance--0.3%
425	[1]	Converium Holding AG	21,913

		Retailing--0.1%
50		Valora Holding AG	10,694

		Technology Hardware & Equipment--0.2%
400	[1]	Logitech International SA	18,558

		TOTAL SWITZERLAND	83,616

		THAILAND--0.3%
		Diversified Financials--0.3%
25,100		Kiatnakin Finance Public Co., Ltd.	24,158

		UNITED KINGDOM--3.7%
		Banks--0.2%
2,130		Northern Rock PLC	22,132

		Capital Goods--0.2%
2,544		AMEC PLC	16,232

		Commercial Services & Supplies--0.2%
4,100		Amey PLC	11,221
1,229		WS Atkins PLC	7,589

		TOTAL	18,810

		Diversified Financials--0.6%
4,830		Cattles PLC	24,486
1,993		Man Group PLC	31,298

		TOTAL	55,784

		Food Beverage & Tobacco--0.2%
1,571		Wolverhampton & Dudley Breweries PLC	15,801

		Health Care Equipment & Services--0.2%
2,340		Nestor Healthcare Group PLC	16,411

		Hotels Restaurants & Leisure--0.6%
4,052		Enterprise Inns PLC	31,816
2,786	[1]	Fitness First PLC	15,207
860	[1]	William Hill PLC	3,475

		TOTAL	50,498

		Media--0.4%
3,602		HIT Entertainment PLC	14,759
2,850		United Business Media PLC	18,902

		TOTAL	33,661

		Pharmaceuticals & Biotechnology--0.1%
627	[1]	Cambridge Antibody Technology Group PLC	9,894

Shares or Prinicipal Amount			Value in U.S. Dollars
		COMMON STOCKS--continued
		United Kingdom--continued
		Real Estate--0.1%
4,200		Countrywide Assured Group PLC	$9,413

		Retailing--0.2%
5,900	[1]	HMV Group PLC	14,348

		Software & Services--0.3%
3,431		Misys PLC	12,659
1,780		Torex PLC	16,473

		TOTAL	29,132

		Transportation--0.4%
3,700		FirstGroup PLC	14,216
1,600		Tibbett & Britten Group PLC	18,357

		TOTAL	32,573

		TOTAL UNITED KINGDOM	324,689

		VENEZUELA--0.2%
		Telecommunication Services--0.2%
1,200		Compania Anonima Nacional Telefonos de Venezuela (CANTV), Class D, ADR	17,076

		TOTAL COMMON STOCKS (IDENTIFIED COST $2,794,452)	3,018,194

		PREFERRED STOCKS--0.3%
		GERMANY, FEDERAL REPUBLIC OF--0.3%
		Capital Goods--0.3%
441		Krones AG, Pfd. (identified cost $15,569)	23,909

		REPURCHASE AGREEMENT--63.7%[2]
$5,577,000		Warburg Dillon Reed LLC, 1.97%, dated 6/28/2002, due 7/1/2002 (at amortized cost)	5,577,000

		TOTAL INVESTMENTS (IDENTIFIED COST $8,387,021)[3]	$8,619,103

1 Non-income producing security.

2 The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

3 The cost of investments for federal tax purposes amounts to $8,387,021. The net unrealized appreciation of investments on a federal tax basis amounts to $232,082 which is comprised of $391,494 appreciation and $159,412 depreciation at June 30, 2002.

Note: The categories of investments are shown as a percentage of net assets ($8,756,143) at June 30, 2002.

The following acronym is used throughout this portfolio:

ADR	--American Depositary Receipt

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

June 30, 2002 (unaudited)

Assets:
Investment in repurchase agreement	$5,577,000
Investments in securities	3,042,103

Total investments in securities, at value (identified cost $8,387,021)		$8,619,103
Cash		599
Cash denominated in foreign currencies (identified cost $109,840)		114,501
Income receivable		6,102
Receivable for investments sold		60,936

TOTAL ASSETS		8,801,241

Liabilities:
Payable for investments purchased	15,156
Accrued expenses	29,942

TOTAL LIABILITIES		45,098

Net assets for 1,616,920 shares outstanding		$8,756,143

Net Assets Consist of:
Paid in capital		$14,037,989
Net unrealized appreciation of investments and translation of assets and liabilities in foreign currency		237,206
Accumulated net realized loss on investments and foreign currency transactions		(5,441,229)
Net operating loss		(77,823)

TOTAL NET ASSETS		$8,756,143

Net Asset Value, Offering Price and Redemption Proceeds Per Share:
$8,756,143 ÷ 1,616,920 shares outstanding		$5.42

See Notes which are an integral part of the Financial Statements

Statement of Operations

Six Months Ended June 30, 2002 (unaudited)

Investment Income:
Dividends (net of foreign taxes withheld of $4,016)			$30,405
Interest			12,847

TOTAL INCOME			43,252

Expenses:
Investment adviser fee		$28,779
Administrative personnel and services fee		61,985
Custodian fees		84,643
Transfer and dividend disbursing agent fees and expenses		11,371
Directors'/Trustees' fees		558
Auditing fees		5,951
Legal fees		2,170
Portfolio accounting fees		37,486
Shareholder services fee		2,302
Share registration costs		25
Printing and postage		12,907
Insurance premiums		672
Miscellaneous		328

TOTAL EXPENSES		249,177

Waiver and Reimbursement:
Waiver of investment adviser fee	$(28,779)
Reimbursement of other operating expenses	(181,145)

TOTAL WAIVER AND REIMBURSEMENT		(209,924)

Net expenses			39,253

Net investment income			3,999

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized loss on investments and foreign currency transactions (net of foreign taxes withheld of $2,920)			(49,375)
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency			92,362

Net realized and unrealized gain on investments and foreign currency transactions			42,987

Change in net assets resulting from operations			$46,986

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

	Six Months Ended (unaudited) 6/30/2002	Year Ended 12/31/2001
Increase (Decrease) in Net Assets
Operations:
Net investment income (operating loss)	$3,999	$(9,566)
Net realized loss on investments and foreign currency transactions	(49,375)	(3,051,238)
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency	92,362	(42,257)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	46,986	(3,103,061)

Share Transactions:
Proceeds from sale of shares	78,201,155	41,870,104
Cost of shares redeemed	(72,518,495)	(45,185,319)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	5,682,660	(3,315,215)

Change in net assets	5,729,646	(6,418,276)

Net Assets:
Beginning of period	3,026,497	9,444,773

End of period	$8,756,143	$3,026,497

See Notes which are an integral part of the Financial Statements

Financial Highlights

(For a Share Outstanding Throughout Each Period)

	Six Months Ended (unaudited)	Year Ended December 31,
	6/30/2002	2001	2000 [1]
Net Asset Value, Beginning of Period	$ 5.54	$ 7.93	$10.00
Income From Investment Operations:
Net investment income (operating loss)	0.01 [2]	(0.01)[2]	(0.02)
Net realized and unrealized loss on investments and foreign currency transactions	(0.13)	(2.38)	(2.05)

TOTAL FROM INVESTMENT OPERATIONS	(0.12)	(2.39)	(2.07)

Net Asset Value, End of Period	$ 5.42	$ 5.54	$ 7.93

Total Return[3]	(2.34)%	(30.01)%	(20.70)%

Ratios to Average Net Assets:

Expenses	1.70%[4]	1.65%	1.50%[4]

Net investment income (operating loss)	0.17%[4]	(0.11)%	(0.34)%[4]

Expense waiver/reimbursement[5]	9.12%[4]	3.49%	4.34%[4]

Supplemental Data:

Net assets, end of period (000 omitted)	$8,756	$3,026	$9,445

Portfolio turnover	65%	246%	177%

1 Reflects operations for the period from May 1, 2000 (date of initial public investment) to December 31, 2000.

2 Per share information is based on average shares outstanding.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 Computed on an annualized basis.

5 This voluntary expense decrease is reflected in both the expense and the net investment income (operating loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

June 30, 2002 (unaudited)

ORGANIZATION

Federated Insurance Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of 14 portfolios. The financial statements included herein are only those of Federated International Small Company Fund II (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of the Fund is to provide long-term growth of capital.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP").

Investment Valuations

Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. With respect to valuation of foreign securities, trading in foreign cities may be completed at times which vary from the closing of the New York Stock Exchange. Therefore, foreign securities are valued at the latest closing price on the exchange on which they are traded prior to the closing of the New York Stock Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the foreign exchange rate in effect at noon, eastern time, on the day the value of the foreign security is determined. Investments in other open-end regulated investment companies are valued at net asset value. Securities for which no quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Trustees ("Trustees").

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. All discounts/premiums are accreted/amortized for financial reporting purposes as required. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Internal Revenue Code, as amended, (the "Code") applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

However, federal taxes may be imposed on the Fund upon the disposition of certain investments in passive foreign investment companies. Withholding taxes on foreign interest and dividends have been provided for in accordance with the Fund's applicable country's tax rules and rates.

At December 31, 2001, the Fund, for federal tax purposes, had a capital loss carryforward of $4,945,190 which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2008	$1,531,482

2009	$3,413,708

Additionally, net capital losses of $476,857 attributed to security and currency transactions incurred after October 31, 2001 are treated as arising on the first day of the fund's next taxable year.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Foreign Exchange Contracts

The Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign currency contract transactions to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.

At June 30, 2002, the Fund had outstanding foreign currency commitments as set forth below:

Settlement Date	Contract to Deliver	In Exchange For	Contract at Value	Unrealized Appreciation (Depreciation)
Contract Sold:
7/2/2002	141,480 Norwegian Krone	$18,806	$18,806	$0

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value).

Transactions in shares were as follows:

	Six Months Ended 6/30/2002	Year Ended 12/31/2001
Shares sold	14,001,578	6,964,744
Shares redeemed	(12,930,748)	(7,609,131)

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	1,070,830	(644,387)

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Global Investment Management Corp., the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 1.25% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. The Adviser can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.150% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

General

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities (and in-kind contributions), for the six months ended June 30, 2002, were as follows:

Purchases	$2,008,963

Sales	$2,017,331

RISK OF FOREIGN INVESTING

The Fund invests in securities of non-U.S. issuers. The political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

Variable investment options are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in variable investment options involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

IMPORTANT NOTICE ABOUT FUND DOCUMENT DELIVERY

In an effort to reduce costs and avoid duplicate mailings, the Fund(s) intend to deliver a single copy of certain documents to each household in which more than one shareholder of the Fund(s) resides (so-called "householding"), as permitted by applicable rules. The Fund's "householding" program covers its/their Prospectus and Statement of Additional Information, and supplements to each, as well as Semi-Annual and Annual Reports and any Proxies or information statements. Shareholders must give their written consent to participate in the householding program. The Fund is also permitted to treat a shareholder as having given consent ("implied consent") if (i) shareholders with the same last name, or believed to be members of the same family, reside at the same street address or receive mail at the same post office box, (ii) the Fund gives notice of its intent to "household" at least sixty (60) days before it begins "householding" and (iii) none of the shareholders in the household have notified the Fund(s) or their agent of the desire to "opt out" of householding. Shareholders who have granted written consent, or have been deemed to have granted implied consent, can revoke that consent and opt out of householding at any time by calling 1-800-341-7400.

Federated
World-Class Investment Manager
Federated International Small Company Fund II
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
www.federatedinvestors.com
Contact us at 1-800-341-7400 or
www.federatedinvestors.com/contact
Federated Securities Corp., Distributor

Cusip 313916850

Federated is a registered mark of Federated Investors, Inc. 2002 ©Federated Investors, Inc.

25671 (8/02)

Federated Investors
World-Class Investment Manager

Federated Kaufmann Fund II

A Portfolio of Federated Insurance Series

SEMI-ANNUAL REPORT

June 30, 2002

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

President's Message

Dear Shareholder:

Here is the Semi-Annual Report of Federated Kaufmann Fund II.

This report covers the period from April 30, 2002, through June 30, 2002. It begins with a discussion with the fund's portfolio co-managers, and is followed by a complete listing of the fund's stock holdings and financial statements.

At the end of the reporting period, the portfolio's core holdings represented businesses that have continued to experience high rates of growth in sales and earnings--right through the country's economic recession. These companies included PETsMART, Inc., Cendant Corp.,Lincare Holdings, Inc., Concord EFS, Inc., Affiliated Computer Services, Inc., Dollar Tree Stores, Inc., Unilab Corp., Advance Auto Parts, Inc., and Ace, Ltd.

For the reporting period, the fund produced a total return of (6.80)%.1 On June 30, 2002, the fund's net assets totaled $93,460.

The reporting period was an unusually difficult one for stocks. Please remember that the true measure of investment performance is in years rather than months, and anticipate the relatively brief periods of negative, as well as positive, returns.

Thank you for entrusting a portion of your wealth to Federated Kaufmann Fund II. We welcome your comments and suggestions.

Sincerely,

J. Christopher Donahue

J. Christopher Donahue
President
August 15, 2002

1 Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such changes would lower performance. Please refer to the variable insurance product prospectus for a complete listing for these expenses.

Investment Review

The equity markets continue to be challenged by economic, budgetary and geopolitical uncertainties and, by growing investor distrust of corporate managements. In such an environment, we believe that it is especially important to genuinely know the managements and understand the business models, competitive advantages and corporate cultures of the companies in which one invests. Fortunately, this has been the essence of Federated Kaufmann's investment process. The Federated Kaufmann Fund II was initialized on April 30, 2002. For the reporting period ending June 30, 2002, the fund lost 6.80%, which compared favorably to the Russell Midcap Growth Index,2 which lost 13.60%. As it happens from time to time, some of the fund's biggest losses during the quarter were in companies we know exceedingly well, in this case Ace, Ltd. (a property and casualty insurance company) and Kinder Morgan, Inc. (a natural gas pipeline company).

The strategy has not changed during the reporting period. We continue to focus on individual companies, not market sectors, those companies that have strengthening fundamentals for both near-term and long-term growth in sales and earnings. While many of the elements necessary for an economic recovery appear to be in place, there is a good likelihood that the pace of recovery will be relatively modest. In such a case, companies with strong growth prospects should become relatively more valuable because they will be harder to find.

Compared to our benchmark, we continue to be distinctly underweight in the Technology sectors. It's still true that, in these sectors, we are patiently waiting either for prices to correct or for business fundamentals to catch up to prices. Once the supply and demand disturbances of the last few years begin to be resolved, we think some of the companies that we have followed for years and know well should present attractive investment opportunities.

2 The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. These stocks are also members of the Russell 1000 Growth Index.

Portfolio of Investments

June 30, 2002 (unaudited)

Shares			Value
		COMMON STOCKS--97.6%
		FINANCIAL--11.5%
		Finance--3.2%
100	[1]	Concord EFS, Inc.	$3,014

		Insurance--8.3%
100		Ace, Ltd.	3,160
100	[1]	Philadelphia Consolidated Holding Corp.	4,534

		TOTAL	7,694

		TOTAL FINANCIAL	10,708

		HEALTH--38.0%
		Health Care Services--19.6%
200	[1]	Laboratory Corporation of America Holdings	9,130
200	[1]	Lincare Holdings, Inc.	6,460
100	[1]	Unilab Corp.	2,739

		TOTAL	18,329

		Medical Equipment & Supplies--14.7%
100		Cardinal Health, Inc.	6,141
100	[1]	Orthofix International NV	3,515
100	[1]	Varian Medical Systems, Inc.	4,055

		TOTAL	13,711

		Pharmaceuticals & Biotech--3.7%
100	[1]	Charles River Laboratories International, Inc.	3,505

		TOTAL HEALTH	35,545

		RETAIL--20.7%
		Retail--20.7%
100	[1]	Advance Auto Parts, Inc.	5,451
100	[1]	Dollar Tree Stores, Inc.	3,941
100		Family Dollar Stores, Inc.	3,525
400	[1]	PETsMART, Inc.	6,416

		TOTAL RETAIL	19,333

		SERVICES--13.6%
		Business Services--7.1%
200	[1]	Cendant Corp.	3,176
100	[1]	Corporate Executive Board Co.	3,425

		TOTAL	6,601

		Media--6.5%
100	[1]	Comcast Corp.	2,384
100	[1]	Lamar Advertising Co.	3,721

		TOTAL	6,105

		TOTAL SERVICES	12,706

Shares or Principal Amount			Value
		COMMON STOCKS--continued
		TECHNOLOGY--5.1%
		Data Processing Services--5.1%
100	[1]	Affiliated Computer Services, Inc., Class A	$4,748

		OTHER--8.7%
		Energy--4.0%
100		Kinder Morgan, Inc.	3,802

		Industrial Conglomerate--4.7%
100		Philip Morris Cos., Inc.	4,368

		TOTAL OTHER	8,170

		TOTAL COMMON STOCKS (IDENTIFIED COST $97,851)	91,210

		REPURCHASE AGREEMENT--2.1%
$2,000		Warburg Dillon Reed LLC, 1.97%, dated 6/28/2002, due 7/1/2002 (at amortized cost)	2,000

		TOTAL INVESTMENTS (IDENTIFIED COST $99,851)[2]	$93,210

1 Non-income producing security.

2 The cost of investments for federal tax purposes amounts to $99,851. The net unrealized depreciation of investments on a federal tax basis amounts to $6,641 which is comprised of $1,688 appreciation and $8,329 depreciation at June 30, 2002.

Note: The categories of investments are shown as a percentage of net assets ($93,460) at June 30, 2002.

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

June 30, 2002 (unaudited)

Assets:
Total investments in securities, at value (identified cost $99,851)		$93,210
Cash		307
Income receivable		84

TOTAL ASSETS		93,601

Liabilities:
Accrued expenses	$141

TOTAL LIABILITIES		141

Net assets for 10,025 shares outstanding		$93,460

Net Assets Consist of:
Paid in capital		$100,250
Net unrealized depreciation of investments		(6,641)
Net operating loss		(149)

TOTAL NET ASSETS		$93,460

Net Asset Value, Offering Price and Redemption Proceeds Per Share:
$93,460 ÷ 10,025 shares outstanding		$9.32

See Notes which are an integral part of the Financial Statements

Statement of Operations

Period Ended June 30, 2002 (unaudited)

Investment Income:
Dividends			$84
Interest			15

TOTAL INCOME			99

Expenses:
Investment adviser fee		$235
Administrative personnel and services fee		20,890
Custodian fees		25
Transfer and dividend disbursing agent fees and expenses		27
Auditing fees		32
Legal fees		11
Portfolio accounting fees		78
Share registration costs		4
Printing and postage		36
Insurance premiums		3
Miscellaneous		4

TOTAL EXPENSES		21,345

Waiver and Reimbursement:
Waiver of investment adviser fee	$(207)
Reimbursement of other operating expenses	(20,890)

TOTAL WAIVER AND REIMBURSEMENT		(21,097)

Net expenses			248

Net operating loss			(149)

Realized and Unrealized Loss on Investments:
Net change in unrealized appreciation/depreciation of investments			(6,641)

Net realized and unrealized loss on investments			(6,641)

Change in net assets resulting from operations			$(6,790)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Period Ended (unaudited) 6/30/2002 [1]
Increase (Decrease) in Net Assets
Operations:
Net operating loss	$(149)
Net change in unrealized appreciation/depreciation of investments	(6,641)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(6,790)

Share Transactions:
Proceeds from sale of shares	100,250

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	100,250

Change in net assets	93,460

Net Assets:
Beginning of period	--

End of period	$93,460

1 For the period from April 30, 2002 (date of initial public investment) to June 30, 2002.

See Notes which are an integral part of the Financial Statements

Financial Highlights

(For a Share Outstanding Throughout Each Period)

Period Ended (unaudited) 6/30/2002 [1]
Net Asset Value, Beginning of Period	$10.00
Income From Investment Operations:
Net operating loss	(0.01)
Net realized and unrealized loss on investments	(0.67)

TOTAL FROM INVESTMENT OPERATIONS	(0.68)

Net Asset Value, End of Period	$ 9.32

Total Return[2]	(6.80)%

Ratios to Average Net Assets:

Expenses	1.50%[3]

Net investment income (loss)	(0.90)%[3]

Expense waiver/reimbursement[4]	128.01%[3]

Supplemental Data:

Net assets, end of period (000 omitted)	$93

1 Reflects operations for the period from April 30, 2002 (date of initial investment) to June 30, 2002.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 Computed on an annualized basis.

4 This voluntary expense decrease is reflected in both the expense and the net operating loss ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

June 30, 2002 (unaudited)

ORGANIZATION

Federated Insurance Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of 14 portfolios. The financial statements included herein are only those of Federated Kaufmann Fund II (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of the Fund is to provide capital appreciation.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP").

Investment Valuations

Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Securities for which no quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Trustees (the "Trustees").

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. All discounts/ premiums are accreted/amortized for financial reporting purposes as required. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value.

Effective January 1, 2002, the Fund has adopted the provisions of the American Institute of Certified Public Accountants (AICPA) Audit and Accounting Guide for Investment Companies and began accreting discount/amortizing premium on long-term debt securities. The cumulative effect of this accounting change had no material reclassification effects to the components of net assets of the Fund.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Internal Revenue Code, as amended, applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value).

Transactions in shares were as follows:

	Period Ended (unaudited) 6/30/2002[1]
	Shares	Amount
Shares sold	10,025	$100,250

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	10,025	$100,250

1 Reflects operations for the period from April 30, 2002 (date of initial investment) to June 30, 2002.

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 1.425% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.150% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries or Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Shares. The Plan provides that the Fund may incur distribution expenses up to 0.25% of the average daily net assets of the Fund, annually, to compensate FSC. For the period ended June 30, 2002, the Fund did not incur a distribution services fee.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary, Federated Shareholder Services Company ("FSSC"), serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

General

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities (and in-kind contributions), for the period ended June 30, 2002, were as follows:

Purchases	$97,851

Sales	$0

Variable investment options are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in variable investment options involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses, and other information.

IMPORTANT NOTICE ABOUT FUND DOCUMENT DELIVERY

In an effort to reduce costs and avoid duplicate mailings, the Fund(s) intend to deliver a single copy of certain documents to each household in which more than one shareholder of the Fund(s) resides (so-called "householding"), as permitted by applicable rules. The Fund's "householding" program covers its/their Prospectus and Statement of Additional Information, and supplements to each, as well as Semi-Annual and Annual Reports and any Proxies or information statements. Shareholders must give their written consent to participate in the householding program. The Fund is also permitted to treat a shareholder as having given consent ("implied consent") if (i) shareholders with the same last name, or believed to be members of the same family, reside at the same street address or receive mail at the same post office box, (ii) the Fund gives notice of its intent to "household" at least sixty (60) days before it begins "householding" and (iii) none of the shareholders in the household have notified the Fund(s) or their agent of the desire to "opt out" of householding. Shareholders who have granted written consent, or have been deemed to have granted implied consent, can revoke that consent and opt out of householding at any time by calling 1-800-341-7400.

Federated
World-Class Investment Manager
Federated Kaufmann Fund II
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
www.federatedinvestors.com
Contact us at 1-800-341-7400 or
www.federatedinvestors.com/contact
Federated Securities Corp., Distributor

Cusip 313916827

Federated is a registered mark of Federated Investors, Inc. 2002 ©Federated Investors, Inc.

27619 (8/02)

Federated Investors
World-Class Investment Manager

Federated Prime Money Fund II

A Portfolio of Federated Insurance Series

SEMI-ANNUAL REPORT

June 30, 2002

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

President's Message

Dear Shareholder:

I am pleased to present the Semi-Annual Report for Federated Prime Money Fund II, a portfolio of Federated Insurance Series.

This report covers the six-month reporting period from January 1, 2002, through June 30, 2002. It begins with a commentary by the fund's portfolio manager, which is followed by a complete listing of the fund's portfolio holdings and financial statements.

This high-quality money market mutual fund keeps your ready cash pursuing daily income while seeking to keep your principal stable.1 In addition, you have convenient, daily access to your money.

To provide a competitive daily yield, the fund invests in a diversified portfolio of high-quality money market securities. At the end of the reporting period, the fund was invested in commercial paper (31.2%), variable rate instruments (34.4%), overnight securities (1.7%) and bank instruments (19.0%).

For the six-month reporting period, the fund paid a total of $0.008 per share in dividends to shareholders while maintaining a stable $1.00 share price. The fund's total return for the reporting period was 0.76% while the fund's 7-day net yield was 1.44% at the end of the reporting period. On June 30, 2002, net assets were $180.3 million.2

Thank you for choosing Federated Prime Money Fund II to put your cash to work earning income every day. We will continue to keep you up to date on your investment and welcome your comments and suggestions.

Sincerely,

J. Christopher Donahue

J. Christopher Donahue
President
August 15, 2002

1 An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.

2 Past performance is no guarantee of future results. Yields will vary. Yields quoted for money market funds most closely reflect the fund's current earnings. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses.

Investment Review

Federated Prime Money Market Fund II invests in money market instruments maturing in 397 days or less. The average maturity of these securities, computed on a dollar weighted basis, is restricted to 90 days or less. Portfolio securities must be rated in one of the two highest short-term rating categories by one or more of the nationally recognized statistical rating organizations or be of comparable quality to securities having such ratings. Typical security types include, but are not limited to, commercial paper, certificates of deposit, time deposits, variable rate instruments and repurchase agreements.

Last year's surprising 475 basis points in interest rate cuts moved the federal funds target rate to a low of 1.75% by December 2001. As 2002 began, we saw signs that the forces restraining the economy during 2001 were beginning to diminish. Business inventories were declining, mortgage rates were at a 30-year low and the consumer was continuing to spend money. The markets were beginning to believe that the next move by the Federal Reserve Board (the "Fed") would be an increase in rates in the second quarter of 2002 to keep inflation at bay. As the first half of 2002 progressed, the gains in consumer spending and business spending that caused the U.S. economy to grow at a 5.6% annual rate in the first three months appear to have moderated. Although the Fed expresses confidence that the economic recovery from last year's recession remains on track, declining stock prices, corporate distrust and the continuing terrorism threats still pose a risk to economic growth going forward. The Fed will probably keep interest rates on hold through the remainder of the year.

The thirty-day commercial paper started the reporting period at 1.77% on January 1, 2002, and ended the reporting period at 1.77% on June 30, 2002. It reached a high of 1.83% in March 2002 and a low of 1.62% in January 2002.

The target average maturity range for the fund remained in the 45-55 day area for the entire reporting period reflecting a positive position regarding Fed policy and the money market yield curve. In structuring the fund, there is continued emphasis placed on positioning 30-35% of the fund's net assets in variable rate demand notes and maintaining a modest barbell structure.

During the six-month reporting period ended June 30, 2002, the net assets of the fund decreased from $214.3 to $180.3 million while the 7-day net yield decreased from 1.82% to 1.44%. The effective average maturity of the Fund on June 30, 2002 was 59 days.

Portfolio of Investments

June 30, 2002 (unaudited)

Principal Amount		Value
	CERTIFICATES OF DEPOSIT--19.0%
	Banking--19.0%
$3,700,000	BNP Paribas SA, 2.220% - 3.880%, 7/24/2002 - 2/18/2003	$3,700,029
9,000,000	Bayerische Hypotheken-und Vereinsbank AG, 1.950%, 8/15/2002	9,000,000
1,500,000	Chase Manhattan Bank (USA) N.A., Wilmington, 1.920%, 8/5/2002	1,500,000
6,000,000	Comerica Bank, 2.275% - 3.832%, 7/26/2002 - 6/23/2003	5,999,481
2,000,000	Mercantile Safe Deposit & Trust Co., Baltimore, MD, 2.100%, 6/30/2003	2,000,000
1,500,000	Societe Generale, Paris, 3.865%, 7/29/2002	1,499,961
1,500,000	Svenska Handelsbanken, Stockholm, 3.880%, 7/23/2002	1,499,982
2,000,000	UBS AG, 1.850%, 8/29/2002	2,000,160
7,000,000	Westdeutsche Landesbank Girozentrale,1.820% - 1.940%, 7/19/2002 - 8/27/2002	6,998,180

	TOTAL CERTIFICATES OF DEPOSIT	34,197,793

	COLLATERALIZED LOAN AGREEMENT--3.9%
7,000,000	Merrill Lynch, Pierce, Fenner and Smith, 2.040%, 7/1/2002	7,000,000

	COMMERCIAL PAPER--31.2%[1]
	Banking--13.0%
3,000,000	Barclays US Funding Corp., (Barclays Bank PLC GTD), 1.830%, 8/15/2002	2,993,137
6,028,000	Fountain Square Commercial Funding Corp., 1.848% - 1.849%, 7/18/2002 - 7/22/2002	6,022,307
3,000,000	J.P. Morgan Chase & Co., 1.900%, 8/6/2002	2,994,300
5,345,000	Stellar Funding Group Inc., 1.870% - 2.000%, 7/17/2002 - 8/27/2002	5,332,449
5,078,000	Three Rivers Funding Corp., 1.800%, 7/22/2002	5,072,668
1,000,000	UBS Finance (Delaware), Inc., (UBS AG LOC), 1.950%, 8/30/2002	996,750

	TOTAL	23,411,611

	Entertainment--0.8%
1,500,000	Walt Disney Co., 2.050%, 7/29/2002	1,497,608

	Finance - Automotive--3.3%
1,000,000	FCAR Auto Loan Trust (A1+/P1 Series II), 1.920%, 8/6/2002	998,080
2,000,000	Ford Motor Credit Co., 2.120% - 2.170%, 7/2/2002 - 7/8/2002	1,999,527
3,000,000	New Center Asset Trust, A1/P1, 2.010%, 8/12/2002	2,992,965

	TOTAL	5,990,572

	Finance - Retail--8.0%
3,000,000	American General Finance Corp., 1.825%, 9/10/2002	2,989,202
3,000,000	Mortgage Interest Networking Trust A1+/P1, 1.830%, 8/5/2002	2,994,663
8,500,000	Wells Fargo Financial, Inc., 1.890%, 8/5/2002	8,484,381

	TOTAL	14,468,246

	Finance - Securities--3.3%
6,000,000	Ivory Funding Corp., 1.820%, 9/12/2002	5,977,857

	Food & Beverage--1.1%
2,000,000	General Mills, Inc., 2.130%, 7/8/2002	1,999,172

	Retail--0.6%
1,000,000	Safeway, Inc., 2.040%, 8/7/2002	997,903

	Telecommunications--1.1%
2,000,000	Verizon Global Funding, 2.000%, 11/15/2002	1,984,778

	TOTAL COMMERCIAL PAPER	56,327,747

Principal Amount		Value
	CORPORATE BONDS--1.4%
	Brokerage--0.3%
$500,000	Merrill Lynch & Co., Inc., 2.450%, 3/24/2003	$500,000

	Chemicals--1.1%
2,000,000	Bayer Corp., (Bayer AG Support Agreement), 4.450%, 3/19/2003	2,021,052

	TOTAL CORPORATE BONDS	2,521,052

	SHORT-TERM NOTES--7.2%
	Banking--0.5%
1,000,000	National City Bank, Ohio, 2.500%, 3/10/2003	999,898

	Finance - Automotive--1.9%
34,777	Chase Manhattan Auto 2001-B Owner Trust, Class A1, 2.180%, 11/15/2002	34,777
977,950	Ford Credit Auto 2002-B Owner Trust, Class A1, 2.010%, 12/16/2002	977,950
500,000	Ford Credit Auto 2002-C Owner Trust, Class A1, 1.860%, 3/17/2003	500,000
1,058,914	Honda Auto Receivables 2002-2 Owner Trust, Class A1, 1.950%, 6/13/2003	1,058,914
784,830	Nissan Auto Receivables 2002-B Owner Trust, Class A1, 2.090%, 5/9/2003	784,830

	TOTAL	3,356,471

	Finance - Securities--4.8%
7,600,000	Beta Finance, Inc., (Beta Finance Corp. GTD), 2.540%-2.990%,9/30/2002- 4/2/2003	7,600,000
1,000,000	Sigma Finance, Inc., (Sigma Finance Corp. GTD), 3.650%, 9/10/2002	1,000,000

	TOTAL	8,600,000

	TOTAL SHORT-TERM NOTES	12,956,369

	LOAN PARTICIPATION--0.9%
	Electrical Equipment--0.4%
600,000	Mt. Vernon Phenol Plant Partnership, (General Electric Co. LOC), 1.860%, 5/19/2003	600,000

	Finance - Automotive--0.5%
954,000	General Motors Acceptance Corp., Mortgage of PA (General Motors Acceptance Corp. GTD), 2.320%, 7/11/2002	954,000

	TOTAL LOAN PARTICIPATION	1,554,000

	NOTES - VARIABLE--34.4%[2]
	Banking--13.2%
100,000	Alabama State Industrial Development Authority, (Wellborn Cabinet, Inc.), Tax Revenue Bonds, (Fleet National Bank LOC), 1.950%, 7/4/2002	100,000
155,000	Edgefield County, SC (Series 1997), (Bondex, Inc. Project), (HSBC Bank USA LOC), 1.855%, 7/4/2002	155,000
170,000	Franklin County, OH, Edison Welding (Series 1995), (Huntington National Bank, Columbus, OH LOC), 1.950%, 7/4/2002	170,000
4,500,000	Hanna Steel Corp., (SouthTrust Bank of Alabama, Birmingham LOC), 1.960%, 7/5/2002	4,500,000
4,340,000	Home City Ice Co. & H.C. Transport (Series 2000), (Firstar Bank, N.A. LOC), 2.020%, 7/4/2002	4,340,000
100,000	Lynn Haven, FL, Taxable Revenue Bond (Series 1998-B), (Bank One, N.A. (Ohio) LOC), 2.190%, 7/4/2002	100,000
4,495,000	Miller, James & Deborah (Series 1997), (Allfirst Bank LOC), 2.040%, 7/2/2002	4,495,000
4,635,000	Omni, HC, Inc. (Series 2002A), (Columbus Bank and Trust Co., GA LOC), 1.910%, 7/4/2002	4,635,000
265,000	Roby Company Ltd. Partnership, (Huntington National Bank, Columbus, OH LOC), 1.905%, 7/4/2002	265,000
5,000,000	SMM Trust (Series 2001-M), (JPMorgan Chase Bank Swap Agreement), 1.890%, 9/13/2002	5,000,000
93,000	Vista Funding Corp. (Series 1994-A), (Fifth Third Bank of Northwestern OH LOC), 1.850%, 7/4/2002	93,000

	TOTAL	23,853,000

	Brokerage--6.1%
10,000,000	Goldman Sachs Group, Inc., 1.860%, 7/22/2002	10,000,000
1,000,000	Merrill Lynch & Co., Inc., 1.889%, 7/11/2002	1,000,000

	TOTAL	11,000,000

	Consumer Products--0.1%
200,000	Unilever N.V., 2.060%, 7/24/2002	200,084

	Finance - Automotive--0.6%
1,000,000	GMAC Residential Holding Corp., (General Motors Acceptance Corp. GTD), 2.238%, 7/1/2002	998,076

Principal Amount		Value
	NOTES - VARIABLE--continued[2]
	Finance - Commercial--5.3%
$6,000,000	Compass Securitization LLC, 1.795%-1.798%, 7/3/2002-7/14/2002	$5,999,761
3,500,000	General Electric Capital Corp., 1.869%, 7/9/2002	3,500,000

	TOTAL	9,499,761

	Finance - Securities--2.8%
5,000,000	Sigma Finance, Inc., (Sigma Finance Corp. GTD), 1.880%, 8/1/2002	4,999,582

	Insurance--5.5%
1,000,000	Allstate Life Insurance Co., 1.983%, 7/1/2002	1,000,000
5,000,000	GE Capital Assurance Co., 2.020%, 8/9/2002	5,000,000
1,000,000	GE Life and Annuity Assurance Co., 1.997%, 9/3/2002	1,000,000
2,000,000	Jackson National Life Insurance Co., 1.930%-2.167%, 7/1/2002- 7/22/2002	2,000,000
1,000,000	Travelers Insurance Co., 1.960%, 9/28/2002	1,000,000

	TOTAL	10,000,000

	Telecommunications--0.8%
1,000,000	BellSouth Telecommunications, Inc., 1.907%, 9/2/2002	1,000,000
500,000	Verizon Global Funding, 1.819%, 7/18/2002	499,929

	TOTAL	1,499,929

	TOTAL NOTES -- VARIABLE	62,050,432

	REPURCHASE AGREEMENT--1.7%[3]
3,141,000	Warburg Dillon Reed LLC, 1.970%, dated 6/28/2002, due 7/1/2002	3,141,000

	TOTAL INVESTMENTS (AT AMORTIZED COST)[4]	$179,748,393

1 Each issue shows the rate of discount at the time of purchase.

2 Floating rate note with current rate and next reset date shown.

3 The repurchase agreement is fully collateralized by U.S. Treasury or government agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

4 Also represents cost for federal tax purposes.

Note: The categories of investments are shown as a percentage of net assets ($180,263,031) at June 30, 2002.

The following acronyms are used throughout this portfolio:

GTD	--Guaranteed
LOC	--Letter of Credit
SA	--Support Agreement

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

June 30, 2002 (unaudited)

Assets:
Total investments in securities, at amortized cost and value		$179,748,393
Cash		693
Income receivable		754,104

TOTAL ASSETS		180,503,190

Liabilities:
Income distribution payable	$227,693
Accrued expenses	12,466

TOTAL LIABILITIES		240,159

Net assets for 180,495,785 shares outstanding		$180,263,031

Net Assets Consist of:
Paid in capital		$180,495,785
Accumulated net realized loss on investments		(232,754)

TOTAL NET ASSETS		$180,263,031

Net Asset Value, Offering Price and Redemption Proceeds Per Share:
$180,263,031 ÷ 180,495,785 shares outstanding		$1.00

See Notes which are an integral part of the Financial Statements

Statement of Operations

Six Months Ended June 30, 2002 (unaudited)

Investment Income:
Interest		$2,117,159

Expenses:
Investment adviser fee	$490,293
Administrative personnel and services fee	73,740
Custodian fees	3,110
Transfer and dividend disbursing agent fees and expenses	8,531
Directors'/Trustees' fees	920
Auditing fees	5,740
Legal fees	1,742
Portfolio accounting fees	25,124
Printing and postage	11,736
Insurance premiums	2,087
Miscellaneous	793

TOTAL EXPENSES		623,816

Net investment income		1,493,343

Net realized gain on investments		1,610

Change in net assets resulting from operations		$1,494,953

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

	Six Months Ended (unaudited) 6/30/2002	Year Ended 12/31/2001
Increase (Decrease) in Net Assets
Operations:
Net investment income	$1,493,343	$6,515,352
Net realized gain on investments	1,610	30,642

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	1,494,953	6,545,994

Distributions to Shareholders:
Distributions from net investment income	(1,493,343)	(6,515,352)

Share Transactions:
Proceeds from sale of shares	646,569,686	1,081,547,043
Net asset value of shares issued to shareholders in payment of distributions declared	1,266,609	6,513,485
Cost of shares redeemed	(681,886,021)	(1,030,807,682)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(34,049,726)	57,252,846

Change in net assets	(34,048,116)	57,283,488

Net Assets:
Beginning of period	214,311,147	157,027,659

End of period	$180,263,031	$214,311,147

See Notes which are an integral part of the Financial Statements

Financial Highlights

(For a Share Outstanding Throughout Each Period)

	Six Months Ended (unaudited)	Year Ended December 31,
	6/30/2002	2001	2000	1999	1998	1997
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Income From Investment Operations:
Net investment income	0.01	0.04	0.06	0.05	0.05	0.05
Less Distributions:
Distributions from net investment income	(0.01)	(0.04)	(0.06)	(0.05)	(0.05)	(0.05)

Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return[1]	0.76%	3.75%	5.95%	4.63%	4.92%	4.93%

Ratios to Average Net Assets:

Expenses	0.64%[2]	0.66%	0.67%	0.73%	0.80%	0.80%

Net investment income	1.52%[2]	3.54%	5.75%	4.60%	4.80%	4.84%

Expense waiver/reimbursement[3]	--	--	0.02%	--	0.01%	0.20%

Supplemental Data:

Net assets, end of period (000 omitted)	$180,263	$214,311	$157,028	$193,870	$103,097	$59,659

1 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

2 Computed on an annualized basis.

3 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

June 30, 2002 (unaudited)

ORGANZATION

Federated Insurance Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of 14 portfolios. The financial statements included herein are only those of Federated Prime Money Fund II (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of the Fund is to provide current income consistent with stability of principal and liquidity.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP").

Investment Valuation

The Fund uses the amortized cost method to value its portfolio securities in accordance with Rule 2a-7 under the Act.

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under the repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to guidelines and/or standards reviewed or established by the Board of Trustees (the `Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies may utilize a joint account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. All discounts/premiums are accreted/amortized as required. Distributions to shareholders are recorded on the ex-dividend date.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Internal Revenue Code, as amended (the "Code"), applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

At December 31, 2001, the Fund, for federal tax purposes, had a capital loss carryforward of $234,364, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire in 2008.

Certain prior year amounts have been reclassified for financial statement purposes.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value.)

Transactions in capital stock were as follows:

	Six Months Ended 6/30/2002	Year Ended 12/31/2001
Shares sold	646,569,686	1,081,547,043
Shares issued to shareholders in payment of distributions declared	1,266,609	6,513,485
Shares redeemed	(681,886,021)	(1,030,807,682)

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(34,049,726)	57,252,846

INVETSMENT ADVISER FEE AND TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.50% of the Fund's average daily net assets.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.150% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. For the six months ended June 30, 2002, the Fund did not incur a shareholder services fee.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

General

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

Variable investment options are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in variable investment options involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

IMPORTANT NOTICE ABOUT FUND DOCUMENT DELIVERY

In an effort to reduce costs and avoid duplicate mailings, the Fund(s) intend to deliver a single copy of certain documents to each household in which more than one shareholder of the Fund(s) resides (so-called "householding"), as permitted by applicable rules. The Fund's "householding" program covers its/their Prospectus and Statement of Additional Information, and supplements to each, as well as Semi-Annual and Annual Reports and any Proxies or information statements. Shareholders must give their written consent to participate in the householding program. The Fund is also permitted to treat a shareholder as having given consent ("implied consent") if (i) shareholders with the same last name, or believed to be members of the same family, reside at the same street address or receive mail at the same post office box, (ii) the Fund gives notice of its intent to "household" at least sixty (60) days before it begins "householding" and (iii) none of the shareholders in the household have notified the Fund(s) or their agent of the desire to "opt out" of householding. Shareholders who have granted written consent, or have been deemed to have granted implied consent, can revoke that consent and opt out of householding at any time by calling 1-800-341-7400.

Federated
World-Class Investment Manager
Federated Prime Money Fund II
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
www.federatedinvestors.com
Contact us at 1-800-341-7400 or
www.federatedinvestors.com/contact
Federated Securities Corp., Distributor

Cusip 313916504

Federated is a registered mark of Federated Investors, Inc. 2002 ©Federated Investors, Inc.

G00433-05 (8/02)

Federated Investors
World-Class Investment Manager

Federated Quality Bond Fund II

A Portfolio of Federated Insurance Series

SEMI-ANNUAL REPORT

June 30, 2002

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

President's Message

Dear Shareholder:

I am pleased to present the Semi-Annual Report for Federated Quality Bond Fund II, a portfolio of Federated Insurance Series. This portfolio is managed to offer shareholders current income through a diversified mix of investment grade, fixed income securities, such as U.S. Treasury and U.S. government agency securities as well as corporate bonds.

This report covers the period from January 1, 2002 through June 30, 2002. It begins with a commentary by the fund's portfolio manager, which is followed by a complete listing of the fund's stock holdings and financial statements.

During the reporting period, the fund's Primary shares recorded a total return of 2.59% and paid out dividend income of $0.404 per share; its Service shares had a 1.29% return and no dividend income.1 Primary shares had a net asset value of $11.27 at the beginning of the reporting period and $10.99 at the end of the period. Service shares had a net asset value of $10.85 at the beginning of the period which increased to $10.99 at the end of the period.

The fund paid a capital gain of $0.151 per Primary share. As of June 30, 2002, fund assets grew to $400 million.

Thank you for participating in the classic income opportunities of investment-grade, fixed income securities through the diversification and professional management of this fund.

We look forward to keeping you up-to-date on the progress of your investment, and we welcome your comments and suggestions.

Sincerely,

J. Christopher Donahue

J. Christopher Donahue
President
August 15, 2002

1 Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses.

Investment Review

Equity investors are in agony while bond investors continue to be rewarded, albeit less than prior years. That was the continued saga in the financial markets so far for 2002. Increasing terror in the Middle East, accounting scandals at a number of major corporations, and less than robust economic statistics all contributed to lower stock prices and higher bond prices for the first six months of the year.

Interest rates rose considerably in the first three months of the year, then plunged in the next three months. On balance, rates were down about 25 basis points. The yield curve steepened dramatically. The 2-year Treasury yield stood at 2.81% on June 30 while the 30-year Treasury yield was 5.51%, a spread of 270 basis points.

Bond investors showed a preference for quality, and Treasuries and Agency securities were the star performers year-to-date, showing total returns of as much as 4.75% at the longer maturities. Corporate bonds, as measured by the Lehman Brothers Credit Bond (LBCB) Index, had total returns of around 3% for the first six months of the year and underperformed similar duration Treasuries by a significant 136 basis points.2 Lower-quality corporate bonds significantly lagged similar duration Treasuries and have had total returns of just of 1%.

FEDERATED QUALITY BOND FUND II PORTFOLIO REVIEW

Investors in the Federated Quality Bond Fund II's Primary shares enjoyed a total return of 2.59% after fees in the first half of 2002, well above returns on cash equivalents. Performance was slightly below average relative to the benchmark as the fund was overweighted in corporate bonds, particularly A-rated and Baa-rated corporates. In addition, performance was hurt slightly by the portfolio being more barbelled.

Federated Quality Bond Fund II continued its fast-paced growth in the portfolio due to the attractive asset class, duration and sector niches that Federated Quality Bond Fund II enjoys.3 The fund saw a resurgence of new investors with $113 million of new monies.

2 LBCB is composed of all publicly issued, fixed-rate, nonconvertible, investment-grade corporate debt. Issues are rated at least Baa by Moody's Investors Service or BBB by Standard & Poor's, if unrated by Moody's. Collateralized Mortgage Obligations (CMOs) are not included. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. This index is unmanaged and investments cannot be made in an index.

3 Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

We actively managed portfolio duration the past six months. New monies coming into the fund pose a challenge and a potential benefit. In the first quarter, with rates on the rise, we used the new funds to gradually shorten portfolio duration back in to the benchmark. But in the second quarter, with rates going down, we were challenged to get money invested, particularly in corporates. Current levels of interest rates appear to have already priced in a weak recovery.

We significantly increased the portfolio's exposure to corporate bonds in May, which in retrospect turned out to be poorly timed. Corporates still offer attractive value in the fixed income market. We are holding with our call to be overweighted in corporates. As of June 30, 2002, approximately 70% of the portfolio was invested in corporate bonds, compare to 60% on March 31 and 65% at year-end. Also in terms of sector management, we trimmed back mortgage-backed securities in March and April as this sector of the bond market had enjoyed significant excess returns and we hoped to avoid a give-back. We have made no major additions to our position in asset-backed securities, which we view as a very rich sector.

Portfolio of Investments

June 30, 2002 (unaudited)

Principal Amount			Value
		ASSET-BACKED SECURITIES--0.8%
$900,000		Green Tree Financial Corp. (Series 1999-5), Class B1, 9.20%, 4/1/2031	$703,570
1,250,000		MBNA Master Credit Card Trust (Series 2000-A), Class A, 7.35%, 7/16/2007	1,358,287
522,536	[1]	Option One Mortgage Securities Corp. (Series 1999-3), Class CTFS, 9.66%, 9/26/2031	523,189
450,000		Prime Credit Card Master Trust (Series 2000-1), Class A, 6.70%, 10/15/2009	482,746

		TOTAL ASSET-BACKED SECURITIES (IDENTIFIED COST $3,119,605)	3,067,792

		CORPORATE BONDS--70.8%
		Aerospace & Defense--3.1%
2,000,000		Boeing Capital Corp., 6.50%, 2/15/2012	2,100,860
1,500,000		Boeing Capital Corp., 6.68%, MTN, 12/1/2003	1,567,425
4,000,000		Lockheed Martin Corp., Note, 8.20%, 12/1/2009	4,583,440
4,000,000		Raytheon Co., Note, 6.30% - 6.75%, 3/15/2005 -- 8/15/2007	4,192,840

		TOTAL	12,444,565

		Air Transportation--0.4%
62,756		Continental Airlines, Inc., Pass Thru Cert., (Series 1999-2), Class C1, 7.73%, 3/15/2011	55,617
450,000		Delta Air Lines, Inc., Pass Thru Cert., (Series 2000-1), Class B, 7.92%, 11/18/2010	464,575
718,308		Northwest Airlines Corp., Pass Thru Cert. (Series 2000-1), Class G, 8.072%, 10/1/2019	771,678
200,000		United Air Lines, Pass Thru Cert. (Series 2000-1), Class A2, 7.73%, 7/1/2010	187,006

		TOTAL	1,478,876

		Automotive--1.1%
195,000		Ford Motor Co., Unsecd. Note, 7.45%, 7/16/2031	182,842
3,000,000		General Motors Corp., Note, 7.20%, 1/15/2011	3,052,860
200,000		General Motors Corp., MTN, 9.45%, 11/1/2011	236,034
558,000		Hertz Corp., Jr. Sub. Note, 7.00%, 7/15/2003	571,866
350,000		Hertz Corp., Sr. Note, 7.625%, 8/15/2007	363,160

		TOTAL	4,406,762

		Banking--3.2%
250,000		Banco Santander Central Hispano, SA, Bank Guarantee, 7.875%, 4/15/2005	272,770
2,275,000	[1]	Barclays Bank PLC, Bond, 8.55%, 9/29/2049	2,623,514
1,000,000		Capital One Bank, 6.875%, 2/1/2006	1,014,570
675,000		City National Bank, Sub. Note, 6.375%, 1/15/2008	683,969
1,300,000		Hudson United Bancorp, 7.00%, 5/15/2012	1,334,463
285,000		PNC Funding Corp., Sub. Note, 6.875%, 7/15/2007	309,615
1,750,000		PNC Funding Corp., Sub. Note, 7.50%, 11/1/2009	1,935,010
745,017	[1]	Regional Diversified Funding, Sr. Note, 9.25%, 3/15/2030	796,514
3,895,000		U.S. Bank N.A., 6.30%, 2/4/2014	3,945,323

		TOTAL	12,915,748

		Beverage & Tobacco--0.7%
1,000,000		Anheuser-Busch Cos., Inc., Note, 7.00%, 9/1/2005	1,008,050
1,500,000		Anheuser-Busch Cos., Inc., Sr. Note, 7.10%, 6/15/2007	1,604,730

		TOTAL	2,612,780

Principal Amount			Value
		CORPORATE BONDS--continued
		Broadcast Radio & TV--3.3%
$4,000,000		AOL Time Warner, Inc., Note, 6.75%, 4/15/2011	$3,711,920
3,500,000		Clear Channel Communications, Inc., Sr. Note 7.65%, 9/15/2010	3,530,975
1,700,000	[1]	Grupo Televisa SA, 8.00%, 9/13/2011	1,619,250
4,000,000		Univision Communications, Inc., 7.85%, 7/15/2011	4,204,120

		TOTAL	13,066,265

		Cable Television--1.1%
1,125,000		Continental Cablevision, Sr. Deb., 9.50%, 8/1/2013	1,163,520
3,400,000		Cox Communications, Inc., MTN, 6.69%, 9/20/2004	3,416,422

		TOTAL	4,579,942

		Consumer Products--0.8%
850,000		Alberto-Culver Co., Unsecd. Note, 8.25%, 11/1/2005	949,084
2,250,000		Sara Lee Corp., 6.25%, 9/15/2011	2,329,920

		TOTAL	3,279,004

		Ecological Services & Equipment--1.4%
3,000,000		Republic Services, Inc., Note, 6.75%, 8/15/2011	3,105,660
2,575,000		USA Waste Services, Inc., Sr. Note, 7.125%, 10/1/2007	2,682,120

		TOTAL	5,787,780

		Education--0.1%
250,000		Boston University, 7.625%, 7/15/2097	252,727

		Finance - Automotive--1.2%
3,250,000		Ford Motor Credit Co., Note, 7.375%, 10/28/2009	3,329,560
400,000		General Motors Acceptance Corp., MTN, 6.75%, 12/10/2002	406,004
900,000		General Motors Acceptance Corp., MTN, 7.50%, 7/15/2005	961,056

		TOTAL	4,696,620

		Finance - Retail--2.3%
4,500,000		Household Finance Corp., Unsecd. Note, 5.75%, 1/30/2007	4,468,770
4,512,000		Sears Roebuck Acceptance Corp., 6.70% - 6.75%, 4/15/2012 -- 8/15/2011	4,650,001

		TOTAL	9,118,771

		Financial Intermediaries--5.2%
3,060,000		Amvescap PLC, Sr. Note, 6.60%, 5/15/2005	3,229,922
1,500,000	[1]	Fidelity Investments, Bond, 7.57%, 6/15/2029	1,605,555
2,000,000		Goldman Sachs Group, Inc., 6.60%, 1/15/2012	2,038,740
1,500,000		Goldman Sachs Group, Inc., Note, Series B, MTN, 7.35%, 10/1/2009	1,632,825
2,750,000		Lehman Brothers Holdings, Inc., Bond, 7.875%, 8/15/2010	3,030,225
850,000		Lehman Brothers Holdings, Inc., MTN, 7.00%, 5/15/2003	881,535
1,445,000		Marsh & McLennan Cos., Inc., Sr. Note, 7.125%, 6/15/2009	1,551,410
2,000,000		Merrill Lynch & Co., Inc., Note, 7.375%, 5/15/2006	2,178,660
2,000,000		Morgan Stanley Group, Inc., Sr. Unsub, 7.125%, 1/15/2003	2,054,160
1,000,000		Salomon Smith Barney Holdings, Inc., Sr. Note, 6.125%, 1/15/2003	1,018,100
575,000		Salomon, Inc., Note, 7.20%, 2/1/2004	609,034
950,000		Waddell & Reed Financial, Inc., 7.50%, 1/18/2006	1,002,810

		TOTAL	20,832,976

Principal Amount			Value
		CORPORATE BONDS--continued
		Financial Services--3.1%
$1,500,000		Associates Corp. of North America, Sr. Note, 6.875%, 8/1/2003	$1,566,780
1,000,000		General Electric Capital Corp., 7.25%, 5/3/2004	1,067,470
1,000,000		General Electric Capital Corp., MTN, 6.65%, 9/3/2002	1,007,680
3,500,000		MBNA Corp., 7.50%, 3/15/2012	3,677,240
4,000,000		SLM Corporation, 5.625%, 4/10/2007	4,192,840
800,000		Washington Mutual Financial Corp., Sr. Note, 5.85%, 1/27/2004	826,976

		TOTAL	12,338,986

		Food & Drug Retailers--2.5%
3,750,000		Albertsons, Inc., 7.50%, 2/15/2011	4,087,987
3,000,000		Kroger Co., 7.25%, 6/1/2009	3,222,780
400,000		Safeway, Inc., 6.05%, 11/15/2003	415,376
1,600,000		Safeway, Inc., Note, 7.25%, 9/15/2004	1,708,656
500,000		Safeway, Inc., Note, 7.50%, 9/15/2009	542,330

		TOTAL	9,977,129

		Food Products--2.6%
3,000,000		General Mills, Inc., 6.00%, 2/15/2012	2,987,400
4,000,000	[1]	Kellogg Co., 7.45%, 4/1/2031	4,383,360
3,000,000		Kraft Foods, Inc., 5.625%, 11/1/2011	2,967,510

		TOTAL	10,338,270

		Forest Products--1.8%
3,000,000		Abitibi-Consolidated, Inc., Bond, 8.55%, 8/1/2010	3,136,170
3,000,000	[1]	Weyerhaeuser Co., Unsecd. Note, 5.50%, 3/15/2005	3,059,640
1,000,000		Weyerhaeuser Co., Unsecd. Note, 6.125%, 3/15/2007	1,026,310

		TOTAL	7,222,120

		Health Care--1.0%
4,000,000		HCA - The Healthcare Corp., 6.95%, 5/1/2012	4,045,640

		Health Services--0.8%
1,400,000		Guidant Corp., 6.15%, 2/15/2006	1,437,618
1,750,000		UnitedHealth Group, Inc., Note, 7.50%, 11/15/2005	1,920,257

		TOTAL	3,357,875

		Industrial Products & Equipment--1.6%
2,750,000		Kennametal, Inc., 7.20%, 6/15/2012	2,735,287
1,650,000		Textron Financial Corp., 5.875%, 6/1/2007	1,668,793
1,850,000		Tyco International Group, 6.375%, 10/15/2011	1,429,125
500,000		Tyco International Group, Note, 4.95%, 8/1/2003	428,125

		TOTAL	6,261,330

		Insurance--1.4%
500,000		AXA Financial, Inc., Sr. Note, 7.75%, 8/1/2010	556,905
1,000,000		AXA-UAP, Sub. Note, 8.60%, 12/15/2030	1,143,940
400,000		Allmerica Financial Corp., Sr. Note, 7.625%, 10/15/2025	399,376
1,250,000		CNA Financial Corp., Note, 6.95%, 1/15/2018	1,067,188
500,000		Continental Corp., Note, 7.25%, 3/1/2003	498,125
900,000		Delphi Financial Group, Inc., Sr. Note, 8.00%, 10/1/2003	929,520
250,000		MBIA Insurance Corp., Sr. Deb., 6.625%, 10/1/2028	242,415
400,000		USF&G Capital II, Company Guarantee, 8.47%, 1/10/2027	396,068
250,000	[1]	Union Central Life Insurance Co., Note, 8.20%, 11/1/2026	248,473

		TOTAL	5,482,010

Principal Amount			Value
		CORPORATE BONDS--continued
		Leisure & Entertainment--1.3%
$750,000		International Speedway Corp., Company Guarantee, 7.875%, 10/15/2004	$786,315
3,750,000		Viacom, Inc., 7.70%, 7/30/2010	4,084,725
250,000		Viacom, Inc., Sr. Deb., 8.25%, 8/1/2022	259,238

		TOTAL	5,130,278

		Metals & Mining--1.3%
2,137,000		Barrick Gold Finance, Inc. Company Guarantee, 7.50%, 5/1/2007	2,351,320
1,000,000		Inco Ltd., Note, 9.60%, 6/15/2022	1,055,140
1,625,000		Noranda, Inc., Deb., 8.125%, 6/15/2004	1,685,385
125,000		Noranda, Inc., Deb., 8.625%, 7/15/2002	125,350

		TOTAL	5,217,195

		Oil & Gas--5.9%
500,000		Apache Finance Pty Ltd., Company Guarantee, 7.00%, 3/15/2009	524,955
2,000,000		Conoco, Inc., 6.35%, 10/15/2011	2,076,780
1,200,000	[1]	EOG Company of Canada, Company Guarantee, Series 144A, 7.00%, 12/1/2011	1,243,632
250,000		Enterprise Oil, Bond, 7.00%, 5/1/2018	267,108
250,000		Husky Oil Ltd., Deb., 7.55%, 11/15/2016	271,475
2,500,000		Husky Oil Ltd., Sr. Unsecd. Note, 7.125%, 11/15/2006	2,669,675
1,250,000		Norcen Energy Resources, Inc., Sr. Deb., 6.80%, 7/2/2002	1,251,688
1,415,000		Occidental Petroleum Corp., Sr. Note, 6.75%, 11/15/2002	1,435,150
3,500,000	[1]	Pemex Project Funding Master, 9.125%, 10/13/2010	3,631,460
2,485,000		Tosco Corp., Unsecd. Note, 8.125%, 2/15/2030	2,884,538
650,000		Union Pacific Resources Group, Inc., Unsecd. Note, 7.00%, 10/15/2006	697,990
4,000,000		Valero Energy Corp., 6.875%, 4/15/2012	4,119,120
1,800,000	[1]	WCG Note Trust, Sr. Note, 8.25%, 3/15/2004	1,743,012
750,000		Williams Cos., Inc. (The), Note, 6.625%, 11/15/2004	634,688

		TOTAL	23,451,271

		Pharmaceutical--1.1%
2,500,000		American Home Products Corp., Note, 6.25%, 3/15/2006	2,613,425
880,000		American Home Products Corp., Note, 7.90%, 2/15/2005	963,195
900,000		Merck & Co., Inc., Sr. Deb., 6.30%, 1/1/2026	891,225

		TOTAL	4,467,845

		Printing & Publishing--1.8%
1,000,000		News America Holdings, Inc., Sr. Deb., 9.25%, 2/1/2013	1,121,480
1,750,000		News America Holdings, Inc., Sr. Note, 8.50%, 2/15/2005	1,877,610
3,885,000		Reed Elsevier, Inc., 6.75%, 8/1/2011	4,073,772

		TOTAL	7,072,862

		Rail Industry--0.9%
228,395		Burlington Northern Santa Fe, Pass Thru Cert., 7.57%, 1/2/2021	249,383
3,400,000		Canadian Pacific RR, 6.25%, 10/15/2011	3,504,006

		TOTAL	3,753,389

Principal Amount			Value
		CORPORATE BONDS--continued
		Real Estate--1.9%
$1,250,000		EOP Operating LP, 7.375%, 11/15/2003	$1,306,613
3,150,000		EOP Operating LP, 7.75%, 11/15/2007	3,480,687
2,200,000		Masco Corp., Note, 5.875%, 7/15/2012	2,174,766
400,000		Price REIT, Inc., Sr. Note, 7.50%, 11/5/2006	426,908
393,000		Storage USA, Deb., 7.50%, 12/1/2027	407,313

		TOTAL	7,796,287

		Retailers--2.2%
1,600,000	[1]	CVS Corp., 5.625%, 3/15/2006	1,634,272
200,000		Dayton-Hudson Corp., Deb., 8.50%, 12/1/2022	212,576
1,500,000		Federated Department Stores, Inc., Sr. Note, 8.125%, 10/15/2002	1,529,235
2,500,000		TJX Cos., Inc., 7.45%, 12/15/2009	2,611,275
115,000		Target Corp., 5.40%, 10/1/2008	115,808
295,000		Target Corp., Unsecd. Note, 7.50%, 8/15/2010	328,615
2,000,000		Wal-Mart Stores, Inc., Sr. Unsecd. Note, 6.875%, 8/10/2009	2,190,260

		TOTAL	8,622,041

		Sovereign--1.4%
1,000,000		Korea Development Bank, Sr. Unsub., 6.50%, 11/15/2002	1,012,100
1,000,000		Quebec, Province of, 5.50%, 4/11/2006	1,043,700
500,000		Quebec, Province of, 5.75%, 2/15/2009	520,930
2,000,000		Quebec, Province of, Deb., 7.50%, 9/15/2029	2,314,900
500,000		Sweden, Kingdom of, Deb., 10.25%, 11/1/2015	629,900

		TOTAL	5,521,530

		Steel--0.2%
1,250,000	[1]	Allegheny Technologies, Inc., Note, 8.375%, 12/15/2011	1,316,488

		Supranational--0.4%
1,500,000		Corp Andina De Fomento, Bond, 7.375%, 1/18/2011	1,584,600

		Technology Services--2.7%
3,875,000		Computer Sciences Corp., 7.375%, 6/15/2011	4,149,854
2,000,000		Dell Computer Corp., Deb., 7.10%, 4/15/2028	1,983,480
3,150,000		International Business Machines Corp., 4.875%, 10/1/2006	3,163,104
339,000		International Business Machines Corp., Note, 7.25%, 11/1/2002	345,627
1,250,000		Unisys Corp., 8.125%, 6/1/2006	1,243,750

		TOTAL	10,885,815

		Telecommunications & Cellular--5.4%
4,000,000	[1]	AT&T Corp., 7.30%, 11/15/2011	3,444,320
3,950,000	[1]	AT&T Wireless Group, Inc., Sr. Note, 7.875%, 3/1/2011	3,247,888
2,000,000		CenturyTel, Inc., 8.375%, 10/15/2010	2,083,440
1,000,000		Citizens Communications Co., 6.375%, 8/15/2004	1,009,560
2,100,000		Citizens Communications Co., Unsecd. Note, 9.25%, 5/15/2011	2,146,431
900,000		Citizens Utilities Co., Deb., 6.80%, 8/15/2026	904,599
550,000	[2]	Intermedia Communications, Inc., Sr. Disc. Note, Series B, 0/12.25%, 3/1/2009	63,250
200,000		MetroNet Communications Corp., Sr. Note, 10.625%, 11/1/2008	21,000
250,000		MetroNet Communications Corp., Sr. Note, 12.00%, 8/15/2007	26,250
1,000,000	[1]	Qwest Capital Funding, 7.25%, 2/15/2011	545,000
2,000,000	[1]	Qwest Capital Funding, 7.75%, 2/15/2031	1,000,000
Principal Amount or Shares			Value
		CORPORATE BONDS--continued
		Telecommunications & Cellular--continued
$100,000		Sprint Capital Corp., 5.875%, 5/1/2004	$85,125
1,900,000		Sprint Capital Corp., Company Guarantee, 6.375%, 5/1/2009	1,563,548
1,500,000	[1]	Sprint Capital Corp., 8.75%, 3/15/2032	1,147,500
750,000		Telecom de Puerto Rico, Sr. Note, 6.65%, 5/15/2006	753,135
3,500,000		Verizon Global Funding, Note, 7.25%, 12/1/2010	3,598,735

		TOTAL	21,639,781

		Utilities--5.6%
4,000,000		Arizona Public Service Co., 6.375%, 10/15/2011	4,015,880
4,250,000	[1]	DPL, Inc., Note, 6.875%, 9/1/2011	4,266,660
2,700,000		FirstEnergy Corp., 6.45%, 11/15/2011	2,614,275
3,400,000	[1]	Israel Electric Corp. Ltd. Note, 7.95%, 5/30/2011	3,541,814
100,000	[1]	Israel Electric Corp. Ltd., Sr. Note, 7.875%, 12/15/2026	88,564
3,500,000		MidAmerican Energy Co., Unsecd. Note, 6.75%, 12/30/2031	3,349,535
325,000	[1]	Oncor, Inc., 6.375%, 5/1/2012	333,996
3,750,000	[1]	PSEG Power LLC, 7.75%, 4/15/2011	4,003,725
350,000		Utilicorp United, Inc., Sr. Note, 7.95%, 2/1/2011	308,287

		TOTAL	22,522,736

		TOTAL CORPORATE BONDS (IDENTIFIED COST $281,422,442)	283,478,294

		MORTGAGE BACKED SECURITIES--8.2%
		Federal Home Loan Mortgage Corporation--3.1%
12,319,003		4.05% - 8.00%, 6/21/2005 -- 9/1/2030	12,403,026

		Federal National Mortgage Association--5.0%
19,857,041		5.00% - 6.50%, 1/20/2007 - 8/1/2016	20,275,812

		Government National Mortgage Association--0.1%
317,521		8.00%, 8/15/2029 - 9/15/2030	338,013

		TOTAL MORTGAGE BACKED SECURITIES (IDENTIFIED COST $32,630,238)	33,016,851

		MUNICIPALS--0.2%
		Education--0.2%
625,000		Harvard University, Revenue Bonds, 8.125% Bonds, 4/15/2007 (IDENTIFIED COST $683,585)	717,219

		U.S. TREASURY OBLIGATIONS--11.5%
44,875,800		U.S. Treasury Note 3.50% - 5.625%, 1/15/2011 -- 11/15/2008 (IDENTIFIED COST $45,530,749)	45,940,618

		PREFERRED STOCKS--0.1%
		Financial Intermediaries--0.1%
5,000		Citigroup, Inc., Cumulative Pfd., $3.18 (IDENTIFIED COST $238,830)	243,282

		REPURCHASE AGREEMENT--7.0%[3]
$28,119,000		Warburg Dillon Reed LLC, 1.97%, dated 6/28/2002, due 7/1/2002 (at amortized cost)	28,119,000

		TOTAL INVESTMENTS (IDENTIFIED COST $391,744,449)[4]	$394,583,056

1 Denotes a restricted security which is subject to restrictions on resale under federal securities laws. These securities have been deemed liquid based upon criteria approved by the fund's Board of Trustees. At June 30, 2002, these securities amounted to $46,047,826 which represents 11.5% of net assets.

2 Denotes a zero coupon bond with effective rate at time of purchase.

3 The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

4 The cost of investments for federal tax purposes amounts to $391,744,449. The net unrealized appreciation of investments on a federal tax basis amounts to $2,838,607 which is comprised of $8,399,876 appreciation and $5,561,269 depreciation at June 30, 2002.

Note: The categories of investments are shown as a percentage of net assets ($400,300,023) at June 30, 2002.

The following acronyms are used throughout this portfolio:

MTN	--Medium Term Note
REIT	--Real Estate Investment Trust

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

June 30, 2002 (unaudited)

Assets:
Total investments in securities, at value (identified cost $391,744,449)		$394,583,056
Cash		919
Income receivable		5,666,637
Receivable for shares sold		64,176

TOTAL ASSETS		400,314,788

Liabilities:
Accrued expenses	$14,765

TOTAL LIABILITIES		14,765

Net assets for 36,427,230 shares outstanding		$400,300,023

Net Assets Consist of:
Paid in capital		$390,883,220
Net unrealized appreciation of investments		2,838,607
Accumulated net realized loss on investments		(2,145,383)
Undistributed net investment income		8,723,579

TOTAL NET ASSETS		$400,300,023

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Primary Shares:
$400,000,150 ÷ 36,399,940 shares outstanding		$10.99

Service Shares:
$299,873 ÷ 27,290 shares outstanding		$10.99

See Notes which are an integral part of the Financial Statements

Statement of Operations

Six Months Ended June 30, 2002 (unaudited)

Investment Income:
Dividends			$11,984
Interest			9,889,917

TOTAL INCOME			9,901,901

Expenses:
Investment adviser fee		$1,002,723
Administrative personnel and services fee		125,674
Custodian fees		9,103
Transfer and dividend disbursing agent fees and expenses		9,039
Directors'/Trustees' fees		1,081
Auditing fees		6,094
Legal fees		1,905
Portfolio accounting fees		41,806
Distribution services fee--Service Shares		28
Shareholder services fee--Primary Shares		415,359
Share registration costs		6,134
Printing and postage		13,132
Insurance premiums		668
Miscellaneous		423

TOTAL EXPENSES		1,633,169

Waivers:
Waiver of investment adviser fee	$(39,751)
Waiver of shareholder services fee--Primary Shares	(415,359)

TOTAL WAIVERS		(455,110)

Net expenses			1,178,059

Net investment income			8,723,842

Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments			(2,115,596)
Net change in unrealized appreciation of investments			2,048,951

Net realized and unrealized loss on investments			(66,645)

Change in net assets resulting from operations			$8,657,197

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

	Six Months Ended (unaudited) 6/30/2002	Year Ended 12/31/2001
Increase (Decrease) in Net Assets
Operations:
Net investment income	$8,723,842	$11,760,153
Net realized gain (loss) on investments	(2,115,596)	4,371,004
Net change in unrealized appreciation of investments	2,048,951	(1,923,084)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	8,657,197	14,208,073

Distributions to Shareholders:
Distributions from net investment income
Primary Shares	(11,759,211)	(3,850,644)
Distributions from net realized gain on investments
Primary Shares	(4,399,882)	(390,500)

CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(16,159,093)	(4,241,144)

Share Transactions:
Proceeds from sale of shares	127,123,721	224,904,936
Net asset value of shares issued to shareholders in payment of distributions declared	16,159,090	4,241,144
Cost of shares redeemed	(23,167,226)	(71,209,648)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	120,115,585	157,936,432

Change in net assets	112,613,689	167,903,361

Net Assets:
Beginning of period	287,686,334	119,782,973

End of period (including undistributed net investment income of $8,723,579 and $11,758,948, respectively)	$400,300,023	$287,686,334

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Primary Shares

(For a Share Outstanding Throughout Each Period)

	Six Months Ended (unaudited)	Year Ended December 31,		Period Ended
	6/30/2002	2001	2000	12/31/1999 [1]
Net Asset Value, Beginning of Period	$11.27	$10.72	$ 9.80	$10.00
Income From Investment Operations:
Net investment income	0.29 [2]	0.39	0.26	0.18
Net realized and unrealized gain (loss) on investments	(0.02)	0.46	0.76	(0.38)

TOTAL FROM INVESTMENT OPERATIONS	0.27	0.85	1.02	(0.20)

Less Distributions:
Distributions from net investment income	(0.40)	(0.27)	(0.10)	--
Distributions from net realized gain on investments	(0.15)	(0.03)	--	--

TOTAL DISTRIBUTIONS	(0.55)	(0.30)	(0.10)	--

Net Asset Value, End of Period	$10.99	$11.27	$10.72	$ 9.80

Total Return[3]	2.59%	8.01%	10.45%	(2.00)%

Ratios to Average Net Assets:

Expenses	0.70%[4]	0.70%	0.70%	0.68%[4]

Net investment income	5.22%[4]	5.64%	6.57%	6.11%[4]

Expense waiver/reimbursement[5]	0.27%[4]	0.30%	0.57%	2.82%[4]

Supplemental Data:

Net assets, end of period (000 omitted)	$400,000	$287,686	$119,783	$18,622

Portfolio turnover	65%	106%	65%	119%

1 Reflects operations for the period from April 28, 1999 (date of initial investment) to December 31, 1999.

2 Per share information is based on average shares outstanding.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 Computed on an annualized basis.

5 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Service Shares

(For a Share Outstanding Throughout the Period)

Period Ended (unaudited)
6/30/2002 [1]
Net Asset Value, Beginning of Period	$10.85
Income From Investment Operations:
Net investment income	0.09 [2]
Net realized and unrealized gain on investments	0.05

TOTAL FROM INVESTMENT OPERATIONS	0.14

Net Asset Value, End of Period	$10.99

Total Return[3]	1.29%

Ratios to Average Net Assets:

Expenses	0.95%[4]

Net investment income	5.52%[4]

Expense waiver/reimbursement[5]	0.02%[4]

Supplemental Data:

Net assets, end of period (000 omitted)	$300

Portfolio turnover	65%

1 Reflects operations for the period from April 30, 2002 (date of initial investment) to June 30, 2002.

2 Per share information is based on average shares outstanding.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 Computed on an annualized basis.

5 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

June 30, 2002 (unaudited)

ORGANIZATION

Federated Insurance Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end, management investment company. The Trust consists of 14 portfolios. The financial statements included herein are only those of Federated Quality Bond Fund II (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Effective April 30, 2002, Service Shares were added. The Fund offers two classes of shares: Primary Shares and Service Shares. The investment objective of the Fund is to provide current income.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP").

Investment Valuation

U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Investments in other open-end, regulated investment companies are valued at net asset value. Securities for which no quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Trustees (the "Trustees").

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. All discounts/ premiums are accreted/amortized for financial reporting purposes as required. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Internal Revenue Code, as amended, (the "Code"), applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in good faith using methods approved by the Trustees.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value).

Transactions in shares were as follows:

	Six Months Ended 6/30/2002		Year Ended 12/31/2001
Primary Shares:	Shares	Amount	Shares	Amount
Shares sold	11,454,132	$126,822,001	20,311,463	$224,904,936
Shares issued to shareholders in payment of distributions declared	1,513,023	16,159,090	392,335	4,241,144
Shares redeemed	(2,092,067)	(23,166,896)	(6,350,808)	(71,209,648)

NET CHANGE RESULTING FROM PRIMARY SHARE TRANSACTIONS	10,875,088	$119,814,195	14,352,990	$157,936,432

	Period Ended 6/30/2002[1]

Service Shares:	Shares	Amount
Shares sold	27,320	$301,720

Shares redeemed	(30)	(330)

NET CHANGE RESULTING FROM SERVICE SHARE TRANSACTIONS	27,290	$301,390

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	10,902,378	$120,115,585

1 Reflects operations for the period from April 30, 2002 (date of initial investment) to June 30, 2002

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.60% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at its sole discretion.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that the ranges from 0.150% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Primary and Service shares. The Plan provides that the Fund may incur distribution expenses up to 0.25% of the average daily net assets of the Fund, annually, to compensate FSC. For the period ended June 30, 2002, the Primary shares did not incur a distribution services fee.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

General

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term securities (and in-kind contributions), for the six months ended June 30, 2002, were as follows:

Purchases	$112,069,919

Sales	$14,616,460

Purchases and sales of long-term U.S. government securities for the six months ended June 30, 2002, were as follows:

Purchases	$191,610,408

Sales	$182,875,425

Variable investment options are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in variable investment options involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

IMPORTANT NOTICE ABOUT FUND DOCUMENT DELIVERY

In an effort to reduce costs and avoid duplicate mailings, the Fund(s) intend to deliver a single copy of certain documents to each household in which more than one shareholder of the Fund(s) resides (so-called "householding"), as permitted by applicable rules. The Fund's "householding" program covers its/their Prospectus and Statement of Additional Information, and supplements to each, as well as Semi-Annual and Annual Reports and any Proxies or information statements. Shareholders must give their written consent to participate in the householding program. The Fund is also permitted to treat a shareholder as having given consent ("implied consent") if (i) shareholders with the same last name, or believed to be members of the same family, reside at the same street address or receive mail at the same post office box, (ii) the Fund gives notice of its intent to "household" at least sixty (60) days before it begins "householding" and (iii) none of the shareholders in the household have notified the Fund(s) or their agent of the desire to "opt out" of householding. Shareholders who have granted written consent, or have been deemed to have granted implied consent, can revoke that consent and opt out of householding at any time by calling 1-800-341-7400.

Federated
World-Class Investment Manager
Federated Quality Bond Fund II
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
www.federatedinvestors.com
Contact us at 1-800-341-7400 or
www.federatedinvestors.com/contact
Federated Securities Corp., Distributor

Cusip 313916884
Cusip 313916785

Federated is a registered mark of Federated Investors, Inc. 2002 ©Federated Investors, Inc.

G02590-01 (8/02)

Federated Investors
World-Class Investment Manager

Federated Small Cap Strategies Fund II

A Portfolio of Federated Insurance Series

SEMI-ANNUAL REPORT

June 30, 2002

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

President's Message

Dear Shareholder:

I am pleased to present the Semi-Annual Report for Federated Small Cap Strategies Fund II, a portfolio of Federated Insurance Series. This report covers the period from January 1, 2002, through June 30, 2002. It begins with a commentary by the fund's portfolio manager, which is followed by a complete listing of the fund's stock holdings and financial statements.

Federated Small Cap Strategies Fund II is managed to offer shareholders significant opportunities for long-term growth by owning a highly diversified portfolio of small capitalization stocks.1 These stocks, issued by companies with a typical market capitalization of less than $2 billion, offer the potential for high returns over time in exchange for a higher level of risk as compared to stocks issued by large, well-established companies. To help reduce risk and seek opportunities in this dynamic market, the fund's portfolio is carefully selected and broadly diversified. At the end of the reporting period, its holdings included more than 85 stocks spread across 8 industry sectors.

For the six-month reporting period, the fund produced a total return of (6.50)% through a net asset value decrease of $0.61.2 On June 30, 2002, the fund's net assets were $4.6 million.

As you have been previously notified, the Board of Trustees has decided to liquidate the fund. The liquidations will take place as of October 4, 2002.

Thank you for your participation in the long-term growth of up-and-coming American companies through Federated Small Cap Strategies Fund II. As always, we welcome your comments and suggestions.

Sincerely,

J. Christopher Donahue

J. Christopher Donahue
President
August 15, 2002

1 Small company stocks may be less liquid and subject to greater price volatility than large capitalization stocks.

2 Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing for these expenses.

Investment Review

During the semi-annual reporting period, equity market performance was weak, however, small cap stocks performed better than both large cap and mid cap stocks. Significant weakness in small cap technology stocks was evident during the reporting period. Technology stock fundamentals, both revenues and earnings, continued to weaken, however, some signs of bottoming fundamentals was evident during the reporting period. In addition, broad economic fundamentals across all sectors was mixed with some signs of a bottoming in economic fundamentals. In terms of style, small cap growth stocks materially underperformed small cap value.

The fund returned (6.50)% during the semi-annual reporting period slightly behind the Russell 2000 Index's3 (4.70)% return in the same period. The fund traded roughly in line with its benchmark during most of the second quarter of 2002. Some slight weakness in the portfolio was due to under weights in the Financials and Industrial sectors. Stock selection in the Healthcare and Technology sectors was positive during the second quarter of 2002.

During the reporting period, our strategy has been to keep the major sector weightings much closer to neutral relative to the benchmark than they have been historically. In addition, small cap value stocks now represent approximately 34% of the portfolio. A significant cash position was accumulated during the last three weeks of the quarter in order to meet significant redemption activity. While some of the anticipated redemption activity did occur, it is not yet completed. We anticipate all of the fund holdings to be liquidated during the third quarter of 2002. In anticipation of this event, we will maintain the extraordinarily high cash position in the fund.

3 The Russell 2000 Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Indexes are unmanaged and investments cannot be made in an index.

Portfolio of Investments

June 30, 2002 (unaudited)

Shares			Value
		COMMON STOCKS--34.3%
		Consumer Discretionary--5.3%
400	[1]	99 Cents Only Stores	$10,260
1,100		Bandag, Inc.	31,152
400	[1]	Christopher & Banks Corp.	16,920
300	[1]	Electronics Boutique PLC	8,790
450		Fred's, Inc.	16,551
900	[1]	Genesco, Inc.	21,915
600	[1]	Gtech Holdings Corp.	15,324
1,000		M/I Schottenstein Homes, Inc.	37,680
600	[1]	Macrovision Corp.	7,866
900	[1]	Midway Games, Inc.	7,650
600		Polaris Industries, Inc.	39,000
600	[1]	Timberland Co., Class A	21,492
500	[1]	Tweeter Home Entertainment Group, Inc.	8,170

		TOTAL	242,770

		Energy--2.7%
1,375	[1]	FMC Technologies, Inc.	28,545
600	[1]	Forest Oil Corp.	17,058
600		Helmerich & Payne, Inc.	21,432
800	[1]	Key Production Co.	15,600
1,600	[1]	Oceaneering International, Inc.	43,200

		TOTAL	125,835

		Financials--2.7%
600		Bank of Hawaii Corp.	16,800
700		Downey Financial Corp.	33,110
900	[1]	Federal Agricultural Mortgage Association, Class C	24,030
600		Greater Bay Bancorp	18,456
600	[1]	Labranche & Co. Inc.	13,740
700	[1]	Silicon Valley Bancshares	18,452

		TOTAL	124,588

		Healthcare--4.0%
1,000	[1]	AmeriPath, Inc.	24,000
800	[1]	Applera Corp. -- Celera Genomics	9,600
500	[1]	Cerus Corp.	16,940
1,100	[1]	Cryolife, Inc.	17,666
800	[1]	INAMED Corp.	21,376
400	[1]	InterMune, Inc.	8,440
900	[1]	Medarex, Inc.	6,678
500	[1]	Medicis Pharmaceutical Corp., Class A	21,380
400	[1]	Myriad Genetics, Inc.	8,136
300	[1]	Neurocrine Biosciences, Inc.	8,595
500	[1]	Transkaryotic Therapies, Inc.	18,025
600		Varian Medical Systems, Inc.	24,330

		TOTAL	185,166

Shares			Value
		COMMON STOCKS--continued
		Industrials--6.1%
600		Arbitron, Inc.	$18,720
900	[1]	Checkfree Corp.	14,076
400	[1]	DRS Technologies, Inc.	17,100
500	[1]	Genlyte Group, Inc.	20,315
800	[1]	ITT Educational Services, Inc.	17,440
450	[1]	Iron Mountain, Inc.	13,882
800	[1]	Jacobs Engineering Group, Inc.	27,824
500	[1]	Learning Tree International, Inc.	9,270
500	[1]	Mercury Computer Systems, Inc.	10,350
1,100	[1]	National Processing, Inc.	28,380
300	[1]	Simpson Manufacturing Co., Inc.	17,139
600		SkyWest, Inc.	14,034
300		Strayer Education, Inc.	19,080
1,300	[1]	Veridian Corp.	29,510
400		Woodward Governor Co.	23,648

		TOTAL	280,768

		Information Technology--8.5%
800	[1]	Acxiom Corp.	13,992
800	[1]	Amphenol Corp., Class A	28,800
800	[1]	Avocent Corp.	12,736
600	[1]	Black Box Corp.	24,438
912	[1]	Brooks Automation, Inc.	23,311
700	[1]	Documentum, Inc.	8,400
500	[1]	Dupont Photomasks, Inc.	16,240
700	[1]	F5 Networks, Inc.	6,846
450		Fair Isaac & Co., Inc.	14,791
700		Fisher Scientific International, Inc.	19,600
600	[1]	FreeMarkets, Inc.	8,478
700		Keane, Inc.	8,680
400	[1]	Kronos, Inc.	12,196
800	[1]	Macromedia, Inc.	7,096
600	[1]	National Instruments Corp.	19,536
600	[1]	NetIQ Corp.	13,578
400	[1]	Photon Dynamics, Inc.	12,000
600	[1]	Plantronics, Inc.	11,406
600	[1]	Polycom, Inc.	7,194
800	[1]	Powerwave Technologies, Inc.	7,328
600	[1]	Retek, Inc.	14,580
500		Roper Industries, Inc.	18,650
600	[1]	Silicon Laboratories, Inc.	16,236
500	[1]	Tollgrade Communications, Inc.	7,335
900	[1]	UTStarcom, Inc.	18,153
600	[1]	Veeco Instruments, Inc.	13,866
600	[1]	WebEx Communications, Inc.	9,540
700	[1]	Websense, Inc.	17,899

		TOTAL	392,905

Shares or Principal Amount			Value
		COMMON STOCKS--continued
		Materials--2.9%
600		Arch Coal, Inc.	$13,626
600	[1]	Cytec Industries, Inc.	18,864
800	[1]	FMC Corp.	24,136
700		Lubrizol Corp.	23,450
800		Massey Energy Co.	10,160
700		OM Group, Inc.	43,400

		TOTAL	133,636

		Utilities--2.1%
600		Alliant Energy Corp.	15,420
1,000		Black Hills Corp.	34,610
1,900		DQE, Inc.	26,600
800		NUI Corp.	22,000

		TOTAL	98,630

		TOTAL COMMON STOCKS (IDENTIFIED COST $1,897,854)	1,584,298

		REPURCHASE AGREEMENT--65.8%[2]
$3,035,000		Warburg Dillon Reed LLC, 1.97%, dated 6/28/2002, due 7/1/2002 (at amortized cost)	3,035,000

		TOTAL INVESTMENTS (IDENTIFIED COST $4,932,854)[3]	$4,619,298

1 Non-income producing security.

2 The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated Funds.

3 The cost of investments for federal tax purposes amounts to $4,932,854. The net unrealized depreciation of investments on a federal tax basis amounts to $313,556 which is comprised of $87,373 appreciation and $400,929 depreciation at June 30, 2002.

Note: The categories of investments are shown as a percentage of net assets ($4,614,263) at June 30, 2002.

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

June 30, 2002 (unaudited)

Assets:
Investments in securities	$1,584,298
Investments in repurchase agreements	3,035,000

Total investments in securities, at value (identified cost $4,932,854)		$4,619,298

Cash		969
Income receivable		2,289

TOTAL ASSETS		4,622,556

Liabilities:
Accrued expenses	8,293

TOTAL LIABILITIES		8,293

Net assets for 526,290 shares outstanding		$4,614,263

Net Assets Consist of:
Paid in capital		$6,421,399
Net unrealized depreciation of investments		(313,556)
Accumulated net realized loss on investments		(1,471,442)
Accumulated net operating loss		(22,138)

TOTAL NET ASSETS		$4,614,263

Net Asset Value, Offering Price and Redemption Proceeds Per Share:
$4,614,263 ÷ 526,290 shares outstanding		$8.77

See Notes which are an integral part of the Financial Statements

Statement of Operations

Six Months Ended June 30, 2002 (unaudited)

Investment Income:
Dividends (net of foreign taxes withheld of $11)			$20,269
Interest			4,564

TOTAL INCOME			24,833

Expenses:
Investment adviser fee		$24,125
Administrative personnel and services fee		61,987
Custodian fees		4,042
Transfer and dividend disbursing agent fees and expenses		9,314
Directors'/Trustees' fees		428
Auditing fees		8,216
Legal fees		2,011
Portfolio accounting fees		24,536
Share registration costs		13
Printing and postage		9,610
Insurance premiums		525
Miscellaneous		134

TOTAL EXPENSES		144,941

Waiver and Reimbursement:
Waiver of investment adviser fee	$(22,868)
Reimbursement of other operating expenses	(75,102)

TOTAL WAIVER AND REIMBURSEMENT		(97,970)

Net expenses			46,971

Net operating loss			(22,138)

Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments			(69,003)
Net change in unrealized appreciation of investments			(321,451)

Net realized and unrealized loss on investments			(390,454)

Change in net assets resulting from operations			$(412,592)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

	Six Months Ended (unaudited) 6/30/2002	Year Ended 12/31/2001
Increase (Decrease) in Net Assets
Operations:
Net operating loss	$(22,138)	$(5,365)
Net realized loss on investments	(69,003)	(55,778)
Net change in unrealized appreciation of investments	(321,451)	(74,532)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(412,592)	(135,675)

Distributions to Shareholders:
Distributions from net investment income	--	(2,595)

Share Transactions:
Proceeds from sale of shares	518,317	1,588,613
Net asset value of shares issued to shareholders in payment of distributions declared	--	2,382
Cost of shares redeemed	(2,252,277)	(1,186,741)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(1,733,960)	404,254

Change in net assets	(2,146,552)	265,984

Net Assets:
Beginning of period	6,760,815	6,494,831

End of period	$4,614,263	$6,760,815

See Notes which are an integral part of the Financial Statements

Financial Highlights

(For a Share Outstanding Throughout Each Period)

	Six Months Ended (unaudited)	Year Ended December 31,
	6/30/2002	2001	2000	1999 [1]
Net Asset Value, Beginning of Period	$ 9.38	$ 9.51	$13.91	$10.00
Income From Investment Operations:
Net investment income (net operating loss)	(0.04)	(0.00)[2]	0.00 [2]	(0.01)
Net realized and unrealized gain (loss) on investments	(0.57)	(0.13)	(3.75)	3.92

TOTAL FROM INVESTMENT OPERATIONS	(0.61)	(0.13)	(3.75)	3.91

Less Distributions:
Distributions from net investment income	--	(0.00)[2]	(0.01)	--
Distributions from net realized gain on investments and foreign currency transactions	--	--	(0.64)	--

TOTAL DISTRIBUTIONS	--	(0.00)[2]	(0.65)	--

Net Asset Value, End of Period	$ 8.77	$ 9.38	$ 9.51	$13.91

Total Return[3]	(6.50)%	(1.33)%	(28.56)%	39.10%

Ratios to Average Net Assets:

Expenses	1.46%[4]	1.21%	1.11%	1.03%[4]

Net investment income (net operating loss)	(0.69)%[4]	(0.08)%	0.05%	(0.17)%[4]

Expense waiver/reimbursement[5]	3.05%[4]	3.05%	4.53%	12.12%[4]

Supplemental Data:

Net assets, end of period (000 omitted)	$4,614	$6,761	$6,495	$2,702

Portfolio turnover	18%	140%	236%	77%

1 Reflects operations for the period from May 28, 1999 (date of initial public investment) to December 31, 1999.

2 Represents less than $0.01 per share.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 Computed on an annualized basis.

5 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

June 30, 2002 (unaudited)

ORGANIZATION

Federated Insurance Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end, management investment company. The Trust consists of 14 portfolios. The financial statements included herein are only those of Federated Small Cap Strategies Fund II (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of the Fund is to provide capital appreciation.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP").

Investment Valuation

Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Investments in other open-end regulated investment companies are valued at net asset value. Securities for which no quotations are readily available are valued at their fair value as determined in good faith using methods approved by the Board of Trustees (the "Trustees").

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. All discounts/premiums are accreted/amortized for financial statement purposes as required. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value.

Effective January 1, 2002, the Fund has adopted the provisions of the American Institute of Certified Public Accountants (AICPA) Audit and Accounting Guide for Investment Companies and began accreting discount/amortizing premium on long-term debt securities. The cumulative effect of this accounting change had no material reclassification effects to the components of net assets of the Fund.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Internal Revenue Code, as amended, (the "Code") applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

At December 31, 2001, the Fund for federal tax purposes, had a capital loss carryforward of $1,384,188, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2008	$769,010

2009	$ 615,178

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value).

Transactions in shares were as follows:

	Six Months Ended 6/30/2002	Year Ended 12/31/2001
Shares sold	55,515	173,135
Shares issued to shareholders in payment of distributions declared	--	261
Shares redeemed	(249,690)	(136,085)

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(194,175)	37,311

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.75% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. The Adviser can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.150% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's shares. The Plan provides that the Fund may incur distribution expenses up to 0.25% of the average daily net assets of the Fund, annually, to compensate FSC. For the six months ended June 30, 2002, the Fund did not incur a distribution services fee.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. For the six months ended June 30, 2002, the Fund did not incur a shareholder services fee.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

General

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

Investment Transactions

Purchases and sales of investments, excluding short-term securities (and in-kind contributions), for the six months ended June 30, 2002, were as follows:

Purchases	$1,010,759

Sales	$4,596,476

Variable investment options are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in variable investment options involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

IMPORTANT NOTICE ABOUT FUND DOCUMENT DELIVERY

In an effort to reduce costs and avoid duplicate mailings, the Fund(s) intend to deliver a single copy of certain documents to each household in which more than one shareholder of the Fund(s) resides (so-called "householding"), as permitted by applicable rules. The Fund's "householding" program covers its/their Prospectus and Statement of Additional Information, and supplements to each, as well as Semi-Annual and Annual Reports and any Proxies or information statements. Shareholders must give their written consent to participate in the householding program. The Fund is also permitted to treat a shareholder as having given consent ("implied consent") if (i) shareholders with the same last name, or believed to be members of the same family, reside at the same street address or receive mail at the same post office box, (ii) the Fund gives notice of its intent to "household" at least sixty (60) days before it begins "householding" and (iii) none of the shareholders in the household have notified the Fund(s) or their agent of the desire to "opt out" of householding. Shareholders who have granted written consent, or have been deemed to have granted implied consent, can revoke that consent and opt out of householding at any time by calling 1-800-341-7400.

Federated
World-Class Investment Manager
Federated Small Cap Strategies Fund II
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
www.federatedinvestors.com
Contact us at 1-800-341-7400 or
www.federatedinvestors.com/contact
Federated Securities Corp., Distributor

Cusip 313916876

Federated is a registered mark of Federated Investors, Inc. 2002 ©Federated Investors, Inc.

G02584-01 (8/02)

Federated Investors
World-Class Investment Manager

Federated Total Return Bond Fund II

A Portfolio of Federated Insurance Series

SEMI-ANNUAL REPORT

June 30, 2002

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

President's Message

Dear Shareholder:

I am pleased to present the semi-annual report for Federated Total Return Bond Fund II, a portfolio of Federated Insurance Series. This report covers the six-month reporting period from January 1, 2002 through June 30, 2002. It opens with an investment review by the fund's portfolio manager, Joseph M. Balestrino, CFA, Senior Vice President, Federated Investment Management Company, and includes a complete listing of the fund's holdings and its financial statement.

Federated Total Return Bond Fund II is managed to offer shareholders total return opportunities. The fund invests its assets primarily in a diversified portfolio of investment grade fixed income securities, including mortgage backed securities, corporate debt securities and U.S. government obligations. The fund may also invest in domestic high yield bonds and foreign fixed income securities.1

The fund's total return consists primarily of income received from portfolio securities but also from changes in the market value of its securities (both realized and unrealized appreciation). Through an analysis of economic and market conditions and corporate earnings, fund managers allocate to the sectors and select the securities they expect to provide the best balance between risk and the greatest potential for return.

During the six-month reporting period ended June 30, 2002, the fund produced a total return of 2.92% and dividend income of $0.001 per share.2 Its net asset value increased from $9.62 at the beginning of the reporting period to $9.90 at the end of the reporting period. As of June 30, 2002, its net assets were $3.7 million.

Thank you for choosing Federated Total Return Bond Fund II as a diversified, professionally managed way to participate in the total return opportunities of different sectors of the bond market. As always, we welcome your comments and suggestions.

Sincerely,

J. Christopher Donahue

J. Christopher Donahue
President
August 15, 2002

1 International investing involves special risks, including currency risk, increased volatility of foreign securities and differences in auditing and other financial standards. Lower-rated bonds involve a higher degree of risk than investment-grade bonds in return for higher yield potential.

2 Past performance is no guarantee of future results. Investment return and principal value will fluctuate so than an investor's shares, when redeemed, may be worth more or less than their original cost. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses.

Investment Review

The six-month reporting period ending June 30, 2002 can economically be characterized as a gradually improving environment. The various manufacturing and employment indicators, which formed the basis of the 2001 slowdown, reversed course and demonstrated steady upward progress during the first half of 2002. In this environment, the bond markets would typically respond with higher interest rates and relative outperformance in the higher-yielding sectors such as investment grade corporate and high-yield debt securities. This is precisely what occurred in the first quarter of 2002 but not so during the second quarter. The latter half of the six-month reporting period was dominated by high profile corporate accounting restatements and scandals, causing a serious lack of investor confidence. As a result, a "flight to quality" ensued which resulted in falling interest rates and dramatic underperformance of corporate bonds. In essence, the financial markets disconnected from the improving economic story in the second quarter of 2002.

In retrospect, the bond sector relative winners in the first quarter--corporates and mortgages--became the second quarter relative losers as investor confidence fell. The portfolio, in concert with an improving economic landscape, remained most overweight in the investment grade corporate bond market over the past six months. Thus, as a high-quality bond portfolio, the fund was in a position to benefit from generally lower interest rates; however, the benefits were somewhat offset by the under-performance of corporate bonds relative to comparable maturity U.S. treasury securities. For the six-month reporting period, the fund generated a 2.92% total return, falling between the 2.48% return of the Lipper Intermediate Investment Grade Debt category and the 3.79% return of the Lehman Brothers Aggregate Bond Index.3

The majority of economic releases continues to point towards a gradually improving domestic recovery, which historically has favored the return of corporate bonds over treasury securities. Additionally, an improving economy would ultimately be expected to result in higher interest rates. Thus, the fund continues to target a shorter duration with a corporate bond overweight.

3 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges. Lehman Brothers Aggregate Bond Index is an unmanaged index composed of securities from the Lehman Brothers Government/corporate Bond Index, Mortgage Backed Securities Index and the Asset-Backed Securities Index. Total return comprises prices appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by marked capitalization. Indexes are unmanaged and investments cannot be made in an index.

Portfolio of Investments

June 30, 2002 (unaudited)

Principal Amount		Value
	U.S. CORPORATE BONDS--39.4%
	Automotive--2.7%
$100,000	Hertz Corp., Jr. Sub. Note, 7.00%, 7/15/2003	$102,485

	Banking--2.7%
100,000	U.S. Bank N.A., 6.30%, 2/4/2014	101,292

	Broadcast Radio & TV--2.4%
100,000	AOL Time Warner, Inc., Note, 6.75%, 4/15/2011	92,798

	Ecological Services & Equipment--5.5%
100,000	Republic Services, Inc., Note, 6.75%, 8/15/2011	103,522
100,000	USA Waste Services, Inc., Sr. Note, 7.00%, 10/1/2004	103,842

	TOTAL	207,364

	Finance - Retail--4.9%
100,000	Green Tree Financial Corp. 1999-5, Class B1, 9.20%, 4/1/2031	78,174
100,000	Waddell & Reed Financial, Inc., 7.50%, 1/18/2006	105,559

	TOTAL	183,733

	Financial Services--2.8%
100,000	MBNA Corp., 7.50%, 3/15/2012	105,064

	Food & Drug Retailers--2.8%
100,000	Safeway, Inc., Sr. Note, 6.85%, 9/15/2004	105,958

	Oil & Gas--5.3%
100,000	Union Pacific Resources Group, Inc., Note, 6.50%, 5/15/2005	105,157
100,000	WCG Note Trust, Sr. Note, Series 144A, 8.25%, 3/15/2004	96,834

	TOTAL	201,991

	Printing & Publishing--5.5%
100,000	News America Holdings, Inc., Company Guarantee, 8.00%, 10/17/2016	102,999
100,000	Reed Elsevier Capital, 6.75%, 8/1/2011	104,859

	TOTAL	207,858

	Real Estate--2.9%
100,000	EOP Operating LP, 7.75%, 11/15/2007	110,497

	Telecommunications & Cellular--1.9%
50,000	Sprint Capital Corp., 5.875%, 5/1/2004	42,563
33,000	Tritel PCS, Inc., Sr. Sub. Note, 10.375%, 1/15/2011	30,113

	TOTAL	72,676

	TOTAL U.S. CORPORATE BONDS (IDENTIFIED COST $1,504,763)	1,491,716

	INTERNATIONAL BONDS--5.7%
	CANADA--2.9%
	Metals & Mining--2.9%
100,000	Barrick Gold Corp., Deb., 7.50%, 5/1/2007	110,029

	ISRAEL--2.8%
	Utilities--2.8%
100,000	Israel Electric Corp. Ltd., 7.95%, 5/30/2011	104,171

	TOTAL INTERNATIONAL BONDS (IDENTIFIED COST $209,775)	214,200

Principal Amount		Value
	U.S. GOVERNMENT AGENCIES--22.9%
$247,000	Federal Home Loan Mortgage Corp., Pool, 5.625%, 3/15/2011	$252,787
358,606	Federal Home Loan Mortgage Corp., Pool C48271, 7.00%, 2/1/2031	371,495
225,755	Government National Mortgage Association, Pool 780339, 8.00%, 12/15/2023	243,745

	TOTAL U.S. GOVERNMENT AGENCIES (IDENTIFIED COST $839,470)	868,027

	U.S. TREASURY NOTES--23.3%
900,000	U.S. Treasury Note, 3.50%, 11/15/2006 (identified cost $865,957)	884,394

	REPURCHASE AGREEMENT--7.0%[1]
265,000	Warburg Dillon Reed LLC, 1.97%, dated 6/28/2002, due 7/1/2002 (at amortized cost)	265,000

	TOTAL INVESTMENTS (IDENTIFIED COST $3,684,965)[2]	$3,723,337

1 The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

2 The cost of investments for generally accepted accounting principles ("GAAP") is $3,684,965. Cost for federal tax purposes is $3,690,122. The difference between cost for GAAP and cost on a tax basis is related to amortization/accretion tax elections on fixed income securities. The net unrealized appreciation of investments on a federal tax basis amounts to $33,215, which is comprised of $81,228 appreciation and $48,013 depreciation at June 30, 2002.

Note: The categories of investments are shown as a percentage of net assets ($3,788,391) at June 30, 2002.

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

June 30, 2002 (unaudited)

Assets:
Total investments in securities, at value (identified cost $3,684,965)		$3,723,337
Cash		124
Income receivable		44,169
Prepaid expenses		22,391

TOTAL ASSETS		3,790,021

Liabilities:
Accrued expenses	$1,630

TOTAL LIABILITIES		1,630

Net assets for 382,574 shares outstanding		$3,788,391

Net Assets Consist of:
Paid in capital		$4,408,503
Net unrealized appreciation of investments		38,372
Accumulated net realized loss on investments		(780,389)
Undistributed net investment income		121,905

TOTAL NET ASSETS		$3,788,391

Net Asset Value, Offering Price and Redemption Proceeds Per Share:
$3,788,391 ÷ 382,574 shares outstanding		$9.90

See Notes which are an integral part of the Financial Statements

Statement of Operations

Six Months Ended June 30, 2002 (unaudited)

Investment Income:
Interest			$143,948

Expenses:
Investment adviser fee		$21,908
Administrative personnel and services fee		61,987
Custodian fees		1,619
Transfer and dividend disbursing agent fees and expenses		2,221
Directors'/Trustees' fees		315
Auditing fees		1,500
Legal fees		3,775
Portfolio accounting fees		19,299
Share registration costs		10
Printing and postage		8,871
Insurance premiums		400
Miscellaneous		93

TOTAL EXPENSES		121,998

Waiver and Reimbursement:
Waiver of investment adviser fee	$(21,908)
Reimbursement of other operating expenses	(78,055)

TOTAL WAIVER AND REIMBURSEMENT		(99,963)

Net expenses			22,035

Net investment income			121,913

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments			38,256
Net change in unrealized appreciation of investments			(26,150)

Net realized and unrealized loss on investments			12,106

Change in net assets resulting from operations			$134,019

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

	Six Months Ended (unaudited) 6/30/2002	Year Ended 12/31/2001
Increase (Decrease) in Net Assets
Operations:
Net investment income	$121,913	$1,222,125
Net realized gain (loss) on investments	38,256	(796,889)
Net change in unrealized appreciation/depreciation of investments	(26,150)	1,023,647

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	134,019	1,448,883

Distributions to Shareholders:
Distributions from net investment income	(353)	(1,248,506)

Share Transactions:
Proceeds from sale of shares	803,994	1,378,223
Net asset value of shares issued to shareholders in payment of distributions declared	292	375,901
Cost of shares redeemed	(4,695,332)	(10,432,999)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(3,891,046)	(8,678,875)

Change in net assets	(3,757,380)	(8,478,498)

Net Assets:
Beginning of period	7,545,771	16,024,269

End of period (including undistributed net investment income of $121,905 and $345, respectively)	$3,788,391	$7,545,771

See Notes which are an integral part of the Financial Statements

Financial Highlights

(For a Share Outstanding Throughout Each Period)

	Six Months Ended (unaudited)	Year Ended December 31,		Period Ended
	6/30/2002	2001	2000	12/31/1999 [1]
Net Asset Value, Beginning of Period	$ 9.62	$ 9.46	$10.37	$10.00
Income From Investment Operations:
Net investment income	0.23 [2]	0.69 [3]	0.86	0.38
Net realized and unrealized gain (loss) on investments	0.05	0.17 [3]	(0.50)	(0.01)

TOTAL FROM INVESTMENT OPERATIONS	0.28	0.86	0.36	0.37

Less Distributions:
Distributions from net investment income	(0.00)[4]	(0.70)	(1.26)	--
Distributions from net realized gain on investments	--	--	(0.01)	--

TOTAL DISTRIBUTIONS	--	(0.70)	(1.27)	--

Net Asset Value, End of Period	$ 9.90	$ 9.62	$ 9.46	$10.37

Total Return[5]	2.92%	9.19%	3.56%	3.70%

Ratios to Average Net Assets:

Expenses	0.85%[6]	0.85%	0.85%	0.85%[6]

Net investment income	4.73%[6]	6.98%[3]	8.77%	7.89%[6]

Expense waiver/reimbursement[7]	3.88%[6]	1.33%	1.45%	1.73%[6]

Supplemental Data:

Net assets, end of period (000 omitted)	$3,788	$7,546	$16,024	$16,159

Portfolio turnover	168%	122%	62%	4%

1 For the period July 7, 1999 (date of initial public investment) to December 31, 1999.

2 Per share information is based on average shares outstanding.

3 As required, effective January 1, 2001, the Fund adopted the provisions of the American Institute of Certified Public Accountants (AICPA) Audit and Accounting Guide for Investment Companies and began amortizing long-term premiums and discounts on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.03, increase net realized and unrealized gain/loss per share by $0.03, and decrease the ratio of net investment income to average net assets from 7.36% to 6.98%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

4 Amount is less than $0.01.

5 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

6 Computed on an annualized basis.

7 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

June 30, 2002 (unaudited)

ORGANIZATION

Federated Insurance Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of 14 portfolios. The financial statements included herein are only those of Federated Total Return Bond Fund II (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of the Fund is to provide total return on its assets.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with GAAP.

Investment Valuation

U.S. government securities, listed corporate bonds, (other fixed income and asset-backed securities), and unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Securities for which no quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Trustees (the "Trustees").

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. All discounts/premiums are accreted/amortized for financial reporting purposes as required. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value.

Change in Accounting Principle

As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing long-term discounts or premiums on debt securities. Prior to January 1, 2001, the Fund did not amortize long-term discounts or premiums on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $44,041 increase in cost of securities and a corresponding $44,041 increase in net unrealized appreciation and an increase to net investment income of $44,041, based on securities held by the Fund on January 1, 2001.

The effect of this change for the year ended December 31, 2001 was to decrease net investment income by $65,797, decrease net unrealized appreciation by $52,856 and decrease net realized losses by $12,941. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Internal Revenue Code, as amended, (the "Code") applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

At December 31, 2001, the Fund, for federal tax purposes, had a capital loss carryforward of $809,830 which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant the Code, such capital loss carryforward will expire in 2009.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value).

Transactions in shares were as follows:

	Six Months Ended 6/30/2002	Year Ended 12/31/2001
Shares sold	83,187	138,953
Shares issued to shareholders in payment of distributions declared	31	39,373
Shares redeemed	(485,283)	(1,086,703)

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(402,065)	(908,377)

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.85% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. The Adviser can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion.

Under the terms of a sub-adviser agreement between the Adviser and Federated Global Investment Management Corp. ("FGIMC"), FGIMC receives an allocable portion of the Fund's investment adviser fee. Such allocation is based on the amount of foreign securities which FGIMC manages for the Fund. This fee is paid by the Adviser out of its resources and is not an incremental Fund expense.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.150% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp., ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's shares. The Plan provides that the Fund may incur distribution expenses up to 0.25% of the average daily net assets of the Fund, annually, to compensate FSC. For the six months ended June 30, 2002, the Fund did not incur a distribution services fee.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund may pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. For the six months ended June 30, 2002, the Fund shares did not incur a shareholder services fee.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

General

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term securities (and in-kind contributions), for the six months ended June 30, 2002, were as follows:

Purchases	$5,271,960

Sales	$5,079,609

Purchases and sales of long-term U.S. government securities for the six months ended June 30, 2002, were as follows:

Purchases	$2,866,406

Sales	$6,876,340

Variable investment options are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in variable investment options involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

IMPORTANT NOTICE ABOUT FUND DOCUMENT DELIVERY

In an effort to reduce costs and avoid duplicate mailings, the Fund(s) intend to deliver a single copy of certain documents to each household in which more than one shareholder of the Fund(s) resides (so-called "householding"), as permitted by applicable rules. The Fund's "householding" program covers its/their Prospectus and Statement of Additional Information, and supplements to each, as well as Semi-Annual and Annual Reports and any Proxies or information statements. Shareholders must give their written consent to participate in the householding program. The Fund is also permitted to treat a shareholder as having given consent ("implied consent") if (i) shareholders with the same last name, or believed to be members of the same family, reside at the same street address or receive mail at the same post office box, (ii) the Fund gives notice of its intent to "household" at least sixty (60) days before it begins "householding" and (iii) none of the shareholders in the household have notified the Fund(s) or their agent of the desire to "opt out" of householding. Shareholders who have granted written consent, or have been deemed to have granted implied consent, can revoke that consent and opt out of householding at any time by calling 1-800-341-7400.

Federated
World-Class Investment Manager
Federated Total Return Bond Fund II
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
www.federatedinvestors.com
Contact us at 1-800-341-7400 or
www.federatedinvestors.com/contact
Federated Securities Corp., Distributor

Cusip 313916868

Federated is a registered mark of Federated Investors, Inc. 2002 ©Federated Investors, Inc.

25670 (8/02)

Federated Investors
World-Class Investment Manager

Federated Utility Fund II

A Portfolio of Federated Insurance Series

SEMI-ANNUAL REPORT

June 30, 2002

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

President's Message

Dear Shareholder:

I am pleased to present the Semi-Annual Report for Federated Utility Fund II, a portfolio of Federated Insurance Series.

This report covers the six-month period from January 1, 2002 through June 30, 2002. It begins with a commentary by the fund's portfolio managers, which is followed by a complete listing of the fund's utility holdings and the fund's financial statements.

Federated Utility Fund helps shareholders participate in the income and growth opportunities of a market that provides critical, ongoing services to the U.S. and other nations.

For the six-month period ended June 30, 2002, the fund produced a total return of (13.23)%.1 Dividend income totaled $0.472 per share. On June 30, 2002, net assets totaled 108.5 million.

Any fund that invests in a particular sector is subject to greater volatility than a broad equity fund that may invest in all industry sectors of the S&P 500 Index (S&P 500).2 Please remember that the true measure of this fund's performance is in years rather than months, and anticipate relatively brief periods of negative, as well as positive, returns.

Thank you for participating in the income and growth opportunities of U.S. and foreign utility stocks through Federated Utility Fund II. As always, we welcome your comments and suggestions.

Sincerely,

J. Christopher Donahue

J. Christopher Donahue
President
August 15, 2002

1 Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses.

2 S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. This index is unmanaged, and investments cannot be made in an index.

Investment Review

In the first quarter, the overall market appeared to be locked into a trading range as stocks trended higher only to fall back in late January and early February. As signs began to point to an economic recovery, stocks rebounded during the remainder of the quarter with S&P 500 returning 0.27% for the entire period. Utilities tracked the overall market, however, telecommunication stocks trailed considerably. The Utility sector actually outperformed the market with rising electricity prices and successful balance sheet restructurings driving performance. In the communications area, deteriorating fundamentals along with balance sheet concerns and liquidity issues negatively impacted the whole sector including the more mature, local and long distance telephone companies. For the quarter, this composite benchmark's Utility sector returned 3.38% while the Telecommunication Services sector returned (15.53)%, a 1,891 basis point spread.

During the second quarter, the overall market headed lower as favorable economic news was discounted due to disappointments in earnings expectations and new revelations of corporate greed and accounting shenanigans. For the quarter, S&P 500 returned (13.40)%. Unfortunately, both the Utility and Telecommunications Sectors were tainted with these disappointments and their returns trailed the overall market. The composite benchmark's Utility sector returned (16.90)% while the Telecommunication Services sector returned (23.38)%, a 648 basis point spread.3 Relative performance trends from the second quarter of 2001 reestablished themselves as growth utility and telecommunication stocks significantly under performed traditional electric utilities and local telephone companies.

3 S&P Utility Index is an unmanaged market cap-weighted index of natural gas and electric companies. The S&P Communications Index is an unmanaged market cap-weighted index of communications companies.

PERFORMANCE

The fund returned (13.23)% during the first six months of 2002, performing inline with the S&P 500 Index which returned (13.16)%. The portfolio also outperformed by 289 basis points the average Lipper Variable Annuity Utility fund that returned (16.18)%.4 With respect to its composite (telecom/utility) benchmark, the fund surpassed the benchmark return of (24.68)% by 1,139 basis points. During the period, the composite benchmark's Utility sector returned (14.08)%, while the Communication Services sector returned (35.28)%, a 2,120 basis point spread. Compared to our competitors, the fund's exposure to communications stocks hindered performance while the fund's repositioning into traditional electric utilities and away from high expectation, growth utilities helped. However, when compared to the benchmark's return, the portfolio's lower sector weight in the communications area meaningfully aided performance.

The five positions contributing most to performance for the period were equity convertibles in TXU Corp. up 5.3%, Cinergy Corp. up 5.9% and common stock positions in Progress Energy up 15.5%, NICOR, Inc. up 9.9% and KeySpan Corp. up 8.7%. The five positions detracting most from performance were SBC Communications down 22.2%, Verizon Communications down 15.4%, Alltel Corp. down 23.9% and equity convertibles in CMS Energy Corp. down 53.3%, and El Paso Corp. down 53.9%.

4 Lipper figures represent the average total returns reported by all mutual funds designated by Lipper Inc. as falling into the respective categories indicated. They do not reflect sales charges.

POSITIONING AND STRATEGY

During the first six months of 2002, the fund's diversified value style was a key component of the fund's outperformance. Going forward, we anticipate that this disciplined methodology should continue to aid performance. With its value bias, the fund maintains core investments in both the Utility and Telecommunication sectors for diversification and appreciation potential. This barbell sector strategy allows for both income and growth opportunities. As economic data continues to support a strengthening economy, the fund has begun to reposition itself into Utility and Telecommunication stocks that, in our opinion, will participate with the upward move in the market while maintaining the basic characteristics of value stocks. Particular attention will be given to the quality of earnings, balance sheets and management credibility.

Portfolio of Investments

June 30, 2002 (unaudited)

Shares			Value
		COMMON STOCKS--58.3%
		Basic Material-0.1%
2,000		Du Pont (E.I.) de Nemours & Co.	$88,800

		Communication Services--15.5%
28,700	[1]	Alltel Corp.	1,348,900
259,155		AT&T Corp.	2,772,958
62,900		BCE, Inc.	1,095,718
38,800		BellSouth Corp.	1,222,200
149,800		SBC Communications, Inc.	4,568,900
7,800	[1]	Telecom Italia SpA, ADR	609,180
8,700		Telefonos de Mexico, Class L, ADR	279,096
123,500		Verizon Communications, Inc.	4,958,525

		TOTAL	16,855,477

		Energy--1.6%
1,000		ChevronTexaco Corp.	88,500
24,600	[1]	CONSOL Energy, Inc.	522,750
10,800		Conoco, Inc.	300,240
8,800		Diamond Offshore Drilling, Inc.	250,800
10,100		Marathon Oil Corp.	273,912
5,600		Schlumberger Ltd.	260,400

		TOTAL	1,696,602

		Financials--2.9%
13,100		AMB Property Corp.	406,100
13,000		Archstone-Smith Trust	347,100
15,200		Highwoods Properties, Inc.	395,200
45,500		iStar Financial, Inc.	1,296,750
10,000		Public Storage, Inc.	371,000
7,500		Vornado Realty Trust	346,500

		TOTAL	3,162,650

		Utilities--38.2%
18,200		Allegheny Energy, Inc.	468,650
60,400		Alliant Energy Corp.	1,552,280
45,400		American Electric Power Co., Inc.	1,816,908
33,600	[1]	Consolidated Edison Co.	1,402,800
18,900		Constellation Energy Group, Inc.	554,526
11,200		DPL, Inc.	296,240
15,700		DTE Energy Co.	700,848
8,700		E.On AG, ADR	504,774
43,200	[1]	El Paso Corp.	890,352
69,200	[1]	Endesa SA, ADR	990,944
Shares			Value
		COMMON STOCKS--continued
		Utilities--continued
55,900	[1]	Energy East Corp.	$1,263,340
12,900		Entergy Corp.	547,476
27,900		Exelon Corp.	1,459,170
55,500		Great Plains Energy, Inc.	1,129,425
16,300	[1]	IDA Corp, Inc.	451,510
73,100	[1]	KeySpan Corp.	2,752,215
46,200	[1]	Korea Electric Power Corp., ADR	483,714
14,600		MDU Resources Group, Inc.	383,834
89,900	[1]	NICOR, Inc.	4,112,925
35,200		NSTAR	1,576,256
25,700		National Fuel Gas Co.	578,507
13,100		National Grid Group PLC, ADR	460,596
87,700		Northeast Utilities Co.	1,649,637
36,300		OGE Energy Corp.	829,818
62,900	[1]	Peoples Energy Corp.	2,293,334
19,200		Piedmont Natural Gas, Inc.	710,016
49,400		Pinnacle West Capital Corp.	1,951,300
19,900		PNM Resources, Inc.	481,580
21,900		Potomac Electric Power Co.	470,412
39,500		Progress Energy, Inc.	2,054,395
11,700		Public Service Enterprises Group, Inc.	506,610
14,500	[1]	Questar Corp.	358,150
37,800	[1]	SCANA Corp.	1,166,886
27,400	[1]	Sempra Energy	606,362
77,500	[1]	Southern Co.	2,123,500
17,100		Vectren Corp.	429,210
18,500		Westar Energy, Inc.	283,975
21,300		Wisconsin Energy Corp.	538,251
14,700	[1]	WPS Resources Corp.	600,201

		TOTAL	41,430,927

		TOTAL COMMON STOCKS (IDENTIFIED COST $65,271,000)	63,234,456

		PREFERRED STOCKS--35.8%
		Communication Services--3.0%
44,000	[2]	Alltel Corp., DECS, $3.88	2,135,760
56,200		Citizens Communications Co., Conv. Pfd., $1.69	1,088,875

		TOTAL	3,224,635

		Energy--1.0%
96,800		NRG Energy, Inc., Conv. Pfd., $1.63	1,093,840

Shares or Principal Amount			Value
		PREFERRED STOCKS--continued
		Utilities--31.8%
44,000		Ameren Corp., ACES, $2.44	$1,204,500
47,000		American Electric Power Co., Inc., DECS, $4.63	2,313,810
103,900		Aquila, Inc., Conv. Pfd.	1,058,741
9,000		Calpine Corp., Conv. Pfd., $2.75	260,730
96,500		Cinergy Corp., Conv. Pfd., $4.75	5,640,425
100,000	[1]	CMS Energy Corp., Conv. Pfd., $0.91	1,400,000
16,700		CMS Energy Corp., PEPS, $1.81	296,425
25,200		Dominion Resources, Inc., Conv. Pfd., $4.75	1,530,900
147,000		Duke Energy Corp., PRIDES, (Series B), $2.00	3,197,250
32,000		El Paso Corp., DECS, $4.50	1,641,600
63,300		El Paso Corp., PRIDES, $1.66	917,850
92,700		FPL Group, Inc., DECS, $4.25	5,136,507
44,000		KeySpan Corp., DECS, $4.38	2,296,800
21,900	[1]	NiSource, Inc., Conv. Pfd., $3.88	938,963
37,000	[1]	PPL Capital Funding Trust I, PEPS, $1.94	703,000
26,000		Sempra Energy, DECS, $2.13	607,750
27,000		TECO Energy, Inc., Conv. Pfd., $2.38	678,375
87,000		TXU Corp., Conv. Pfd., $4.38	4,741,500

		TOTAL	34,565,126

		TOTAL PREFERRED STOCKS (IDENTIFIED COST $41,527,958)	38,883,601

		CORPORATE BONDS--2.1%
		Utilities--2.1%
$450,000		AES Corp., Conv. Bond, 4.50%, 8/15/2005	258,791
340,000		Calpine Corp., Conv. Bond, 4.00%, 12/26/2006	256,523
2,300,000		Mirant Corp., Conv. Bond, 2.50%, 6/15/2021	1,706,577

		TOTAL CORPORATE BONDS (IDENTIFIED COST $2,372,679)	2,221,891

		REPURCHASE AGREEMENT--3.0%[3]
3,251,000		Warburg Dillon Reed LLC, 1.97%, dated 6/28/2002, due 7/1/2002 (at amortized cost)	3,251,000

		TOTAL INVESTMENTS (IDENTIFIED COST $112,422,637)[4]	$107,590,948

1 All or a portion of these shares are temporarily on loan to unaffiliated broker/dealers.

2 Non-income producing security.

3 The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

4 The cost of investments for generally accepted accounting principles ("GAAP") is $112,422,637. The cost for federal tax purposes is $112,420,354. The difference between cost for GAAP and cost on a tax basis is related to amortization/accretion tax elections on fixed income securities. The net unrealized depreciation of investments on a federal tax basis is $4,829,406 which is comprised of $6,249,051 appreciation and $11,078,457 depreciation at June 30, 2002.

Note: The categories of investments are shown as a percentage of net assets ($108,500,872) at June 30, 2002.

The following acronyms are used throughout this portfolio:

ACES	--Adjustable Convertible Extendable Securities
ADR	--American Depositary Receipt
DECS	--Dividend Enhanced Convertible Stock
PEPS	--Participating Equity Preferred Stock
PRIDES	--Preferred Redeemable Increased Dividend Equity Securities

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

June 30, 2002 (unaudited)

Assets:
Total investments in securities, at value (identified cost $112,422,637)		$107,590,948
Cash		193
Income receivable		312,117
Receivable for investments sold		2,300,005
Cash held as collateral for securities lending		14,028,217
Prepaid expense		28,808

TOTAL ASSETS		124,260,288

Liabilities:
Payable for investments purchased	$1,721,244
Payable on collateral due to broker	14,028,217
Accrued expenses	9,955

TOTAL LIABILITIES		15,759,416

Net assets for 12,648,962 shares outstanding		$108,500,872

Net Assets Consist of:
Paid in capital		$162,759,919
Net unrealized depreciation of investments and translation of assets and liabilities in foreign currency		(4,831,496)
Accumulated net realized loss on investments and foreign currency transactions		(52,250,646)
Undistributed net investment income		2,823,095

TOTAL NET ASSETS		$108,500,872

Net Asset Value, Offering Price and Redemption Proceeds Per Share:
$108,500,872 ÷ 12,648,962 shares outstanding		$8.58

See Notes which are an integral part of the Financial Statements

Statement of Operations

Six Months Ended June 30, 2002 (unaudited)

Investment Income:
Dividends (net of foreign taxes withheld of $18,001)		$3,277,649
Interest (including income on securities loaned of $28,291)		135,713

TOTAL INCOME		3,413,362

Expenses:
Investment adviser fee	$467,469
Administrative personnel and services fee	61,987
Custodian fees	5,299
Transfer and dividend disbursing agent fees and expenses	12,322
Directors'/Trustees' fees	643
Auditing fees	4,121
Legal fees	2,293
Portfolio accounting fees	24,076
Share registration costs	238
Printing and postage	22,348
Insurance premiums	456
Miscellaneous	533

TOTAL EXPENSES	601,785

Fees paid indirectly from directed broker arrangements	(4,356)

Net expenses		597,429

Net investment income		2,815,933

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized loss on investments and foreign currency transactions		(15,251,252)
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency		(5,067,457)

Net realized and unrealized loss on investments and foreign currency transactions		(20,318,709)

Change in net assets resulting from operations		$(17,502,776)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

	Six Months Ended (unaudited) 6/30/2002	Year Ended 12/31/2001
Increase (Decrease) in Net Assets
Operations:
Net investment income	$2,815,933	$6,164,758
Net realized loss on investments and foreign currency transactions	(15,251,252)	(16,208,655)
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency	(5,067,457)	(13,460,661)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(17,502,776)	(23,504,558)

Distributions to Shareholders:
Distributions from net investment income	(6,136,892)	(5,509,180)

Share Transactions:
Proceeds from sale of shares	10,636,593	28,051,879
Net asset value of shares issued to shareholders in payment of distributions declared	6,136,889	5,509,177
Cost of shares redeemed	(22,903,072)	(41,491,704)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(6,129,590)	(7,930,648)

Change in net assets	(29,769,258)	(36,944,386)

Net Assets:
Beginning of period	138,270,130	175,214,516

End of period (including undistributed net investment income of $2,823,095 and $6,138,277, respectively)	$108,500,872	$138,270,130

See Notes which are an integral part of the Financial Statements

Financial Highlights

(For a Share Outstanding Throughout Each Period)

	Six Months Ended (unaudited)	Year Ended December 31,
	6/30/2002	2001	2000	1999	1998	1997
Net Asset Value, Beginning of Period	$10.37	$12.44	$14.35	$15.27	$14.29	$11.81
Income From Investment Operations:
Net investment income	0.23 [1]	0.47	0.39	0.42	0.37	0.40
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(1.55)[1]	(2.14)	(1.59)	(0.23)	1.55	2.62

TOTAL FROM INVESTMENT OPERATIONS	(1.32)	(1.67)	(1.20)	0.19	1.92	3.02

Less Distributions:
Distributions from net investment income	(0.47)	(0.40)	(0.43)	(0.37)	(0.13)	(0.28)
Distributions from net realized gain on investments and foreign currency transactions	--	--	(0.28)	(0.74)	(0.81)	(0.26)

TOTAL DISTRIBUTIONS	(0.47)	(0.40)	(0.71)	(1.11)	(0.94)	(0.54)

Net Asset Value, End of Period	$ 8.58	$10.37	$12.44	$14.35	$15.27	$14.29

Total Return[2]	(13.23)%	(13.72)%	(8.95)%	1.69%	13.95%	26.63%

Ratios to Average Net Assets:

Expenses	0.97%[3,4]	0.92%[4]	0.91%	0.94%	0.93%	0.85%

Net investment income	4.52%[1,3]	3.86%	2.95%	3.20%	3.20%	3.41%

Expense waiver/reimbursement[5]	--	--	--	--	0.07%	0.27%

Supplemental Data:

Net assets, end of period (000 omitted)	$108,501	$138,270	$175,215	$187,666	$162,038	$104,462

Portfolio turnover	61%	97%	107%	119%	84%	95%

1 Effective January 1, 2002 the Fund adopted the provisions of the American Institute of Certified Accountants ("AICPA") Audit and Accounting Guide for Investment Companies and began accreting discount/amortizing premium on long-term debt securities. For the six months ended June 30, 2002, this change had no effect on net investment income per share or net realized and unrealized gain (loss) on investments per share, but increased the ratio of net investment income to average net assets from 4.51% to 4.52%. Per share, ratios and supplemental data for periods prior to January 1, 2002 have not been restated to reflect this change in presentation.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 Computed on an annualized basis.

4 The expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The expense ratio for the six months ended June 30, 2002 and the year ended December 31, 2001 are 0.96% and 0.91%, respectively, after taking into account these expense reductions.

5 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

June 30, 2002 (unaudited)

ORGANIZATION

Federated Insurance Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end, management investment company. The Trust consists of 14 portfolios. The financial statements included herein are only those of Federated Utility Fund II (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of the Fund is to achieve high current income and moderate capital appreciation.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with GAAP.

Investment Valuation

Listed foreign and domestic corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Listed foreign and domestic equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Securities for which no quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Trustees (the "Trustees").

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. All discounts/premiums are accreted/amortized for financial reporting purposes as required. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value.

Effective January 1, 2002, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount/amortizing premium on long-term debt securities. Prior to January 1, 2002, the Fund did not accrete discount and amortize premium on long-term debt securities. The cumulative effect of this accounting change had no impact on the total net assets of the Fund, but resulted in adjustments to the financial statements as follows:

As of 1/1/2002			For the Six Months Ended 6/30/2002
	Cost of Investments	Undistributed Net Investment Income	Net Investment Income	Net Unrealized Appreciation/ (Depreciation)	Net Realized Gain/(Loss)
Increase (decrease)	$5,777	$5,777	$3,034	$3,494	$(6,528)

Federal Taxes

It is the Fund's policy to comply with the provisions of the Internal Revenue Code, as amended (the "Code"), applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable country's tax rules and rates.

At December 31, 2001, the Fund, for federal tax purposes, had a capital loss carryforward of $36,145,225 which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows.

Expiration Year	Expiration Amount
2008	$20,096,146

2009	$16,049,079

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Foreign Exchange Contracts

The Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign currency contract transactions to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date. At June 30, 2002 the Fund had no outstanding foreign currency commitments.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amount of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investment in securities at fiscal year end, resulting from changes in the exchange rate.

Securities Lending

The Fund participates in a securities lending program providing for the lending of corporate bonds, equity and government securities to qualified brokers. Collateral for securities loaned must be in cash or government securities. Collateral is maintained at a minimum level of 102% of the market value on investments loaned, plus interest, if applicable. In accordance with the Fund's securities lending agreement, the market value of securities on loan is delivered to the Fund on the next business day. Earnings on collateral are allocated between the custodian, as a fee for its services under the program, and the Fund, according to agreed-upon rates.

As of June 30, 2002, securities subject to this type of arrangement and related collateral were as follows:

Market Value of Securities Loaned	Market Value of Collateral
$13,615,817	$14,028,217

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value).

Transactions in shares were as follows:

	Six Months Ended 6/30/2002	Year Ended 12/31/2001
Shares sold	1,085,757	2,427,719
Shares issued to shareholders in payment of distributions declared	633,322	488,402
Shares redeemed	(2,407,575)	(3,658,195)

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(688,496)	(742,074)

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.75% of the Fund's average daily net assets.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.150% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. For the six months ended June 30, 2002 the Fund did not incur a shareholder services fee.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type and number of accounts and transactions made by shareholders.

Expense Reduction

The Fund directs certain portfolio trades to a broker that in turns pays a portion of the Fund's operating expenses. For the six months ended June 30, 2002, the Fund's expenses were reduced by $4,356 under these arrangements.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the average daily net assets for the period, plus out-of-pocket expenses.

General

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

Investment Transactions

Purchases and sales of investments, excluding short-term securities (and in-kind contributions), for the six months June 30, 2002 were as follows:

Purchases	$70,595,209

Sales	$71,882,896

Risks of Foreign Investing

The Fund invests in securities of non-U.S. issuers. The political or economic development within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

At June 30, 2002, the diversification of non-U.S. countries was as follows:

Country	Percentage of Net Assets
Canada	1.0%
Spain	0.9%
Italy	0.6%
Germany, Federal Republic of	0.5%
Korea, Republic of	0.4%
United Kingdom	0.4%
Mexico	0.3%

Variable investment options are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in variable investment options involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

IMPORTANT NOTICE ABOUT FUND DOCUMENT DELIVERY

In an effort to reduce costs and avoid duplicate mailings, the Fund(s) intend to deliver a single copy of certain documents to each household in which more than one shareholder of the Fund(s) resides (so-called "householding"), as permitted by applicable rules. The Fund's "householding" program covers its/their Prospectus and Statement of Additional Information, and supplements to each, as well as Semi-Annual and Annual Reports and any Proxies or information statements. Shareholders must give their written consent to participate in the householding program. The Fund is also permitted to treat a shareholder as having given consent ("implied consent") if (i) shareholders with the same last name, or believed to be members of the same family, reside at the same street address or receive mail at the same post office box, (ii) the Fund gives notice of its intent to "household" at least sixty (60) days before it begins "householding" and (iii) none of the shareholders in the household have notified the Fund(s) or their agent of the desire to "opt out" of householding. Shareholders who have granted written consent, or have been deemed to have granted implied consent, can revoke that consent and opt out of householding at any time by calling 1-800-341-7400.

Federated
World-Class Investment Manager
Federated Utility Fund II
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
www.federatedinvestors.com
Contact us at 1-800-341-7400 or
www.federatedinvestors.com/contact
Federated Securities Corp., Distributor

Cusip 313916108

Federated is a registered mark of Federated Investors, Inc. 2002 ©Federated Investors, Inc.

G00433-03 (8/02)

Federated Investors
World-Class Investment Manager

Federated Fund for U.S. Government Securities II

A Portfolio of Federated Insurance Series

SEMI-ANNUAL REPORT

June 30, 2002

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

President's Message

Dear Shareholder:

I am pleased to present the Semi-Annual Report for Federated Fund for U.S. Government Securities II, a portfolio of Federated Insurance Series.

The report covers the six-month reporting period from January 1, 2002 through June 30, 2002. It begins with an investment review by the fund's portfolio manager, which is followed by a complete listing of the fund's holdings as well as its financial statements.

To pursue an attractive level of income, the fund invests primarily in U.S. government securities, including mortgage-backed securities issued by U.S. government agencies.

During the six-month reporting period, the fund made distributions totaling $0.445 per share, and its total return was 3.95%.1 The fund's net asset value decreased slightly over the reporting period, starting at $11.43 per share and ending at $11.42 per share. On June 30, 2002, the fund's net assets reached $382.2 million.

Thank you for pursuing income through the diversification and professional management of Federated Fund for U.S. Government Securities II. Your comments and suggestions are always welcome.

Sincerely,

J. Christopher Donahue

J. Christopher Donahue
President
August 15, 2002

1 Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses.

Investment Review

The Fund invests primarily in U.S. government securities, which include agency mortgage (Federal Home Loan Mortgage Corporation (FHLMC), Fannie Mae (FNMA), and Government National Mortgage Association (GNMA)), U.S. Treasurys and agency debenture securities. In addition, the Fund may invest up to 20% of its assets in investment grade non-governmental mortgage-backed securities. The "base" portfolio is approximately a two-thirds/one-third blend of mortgage-backed and Treasury/agency securities, respectively.

The domestic economy rebounded as indications of recovery appeared firmly in place after the recession of 2001. Consumer spending continued, most notably in the Housing and Auto sectors. After an extended period of contraction, manufacturing activity expanded as goods makers began replenishing depleted inventories. Treasury yields initially increased during the reporting period as economic fundamentals reflected surprisingly strong growth, however, yields reversed course, coinciding with dramatic equity market declines. Two and ten-year Treasurys yielded 2.81% and 4.98%, decreases of 0.21% and 0.07%, respectively.

Economic growth was surprisingly robust based on first quarter Gross Domestic Product, which grew at a 6.1% annualized rate. According to the Institute for Supply Management (ISM) surveys, manufacturing activity expanded over the final five months of the reporting period after contracting in each of the previous 18 months. Better than expected demand and depleted inventories necessitated increased manufacturing activity while consumer spending continued, fueled by low borrowing costs. While low mortgage rates sustained healthy home building activity, mortgage refinancing reduced consumer debt loads and increased disposable income. Subsidized finance rates supported robust motor vehicle sales as well.

At the outset, historically attractive spreads, elevated market volatility and expectations for market stability attracted investors to the Mortgage-Backed Security (MBS) sector. Although mortgages lost momentum in the latter stages of the reporting period as Treasury yields plummeted, the sector performed well. On a total return basis, mortgages outperformed agencies and Treasurys as mortgage-to-Treasury spreads tightened approximately 30 basis points.

Agency debt also performed well as investors were attracted to incremental yield. Strong demand coupled with increasing Treasury supply positively impacted the sector as agency debt spreads tightened across maturities.

Generally speaking, one might expect the bond market to respond to improving economic fundamentals with expectations for higher yields and tighter monetary policy. In fact, this was more or less the path followed by the bond market in the first half of the reporting period. However, as questions of corporate governance and scandal were revealed, capital moved quickly into the Treasury market as a defensive stance in the face of falling equities. As Treasury yields declined, the Fund's asset allocation was adjusted according to the changing environment.

Given early-period MBS outperformance and greater refinance risk as Treasury yields declined, the mortgage allocation was reduced in favor of Treasurys and agency debt. Asset allocation adjustments positively impacted performance. However, the fund's duration1 position was slightly below that of the benchmark, based on indications of economic recovery. Due to the disconnect between economic fundamentals and the bond market in the latter stages of the six-month reporting period, the fund's duration position marginally detracted from performance.

Mortgage-backed and Treasury/agency allocations ended the period at approximately 65% and 33%, respectively. Fund duration is 3.4 years versus 3.5 years for the blended index (67% Lehman MBS Index and 33% Lehman Government Index).2 The fund's total return for the six-month reporting period ended June 30, 2002, was 3.95% versus 4.27% for the unmanaged benchmark.

1 Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

2 The Lehman brothers Mortgage Backed Securities Index is composed of all fixed rate, securitized mortgage pools by GNMA, FNMA and FHLMC, including GNMA Graduated Payment Mortgages. The Lehman Brothers Government Index includes the Treasury and Agency Indexes. The Treasury component includes public obligations of the U.S. Treasury that have remaining maturities of more than one year. The Agency component includes both callable and non-callable agency securities. This includes publicly issued debt of U.S. government agencies, quasi-federal corporation and corporate or foreign debt guaranteed by the U.S. government. These indexes are unmanaged, and investments cannot be made in an index.

Portfolio of Investments

June 30, 2002 (unaudited)

Principal Amount			Value
		COLLATERALIZED MORTGAGE OBLIGATIONS--2.2%
$2,559,952		Countrywide Home Loans (Series 1999-3), 6.500%, 4/25/2029	$2,627,880
2,230,247		Residential Funding Mortgage Securities I (Series 1999-S4), 6.500%, 2/25/2029	2,276,792
3,289,352		Wells Fargo Mortgage Backed Securities Trust (Series 2001-14), 6.500%, 8/25/2016	3,384,891

		TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (IDENTIFIED COST $7,938,658)	8,289,563

		INTERMEDIATE-TERM U.S. GOVERNMENT OBLIGATIONS--9.5%
1,000,000		Federal Farm Credit Bank, 5.750%, 12/7/2028	947,870
1,000,000		Federal Farm Credit Bank, 7.350%, 3/24/2005	1,098,610
6,000,000		Federal Home Loan Bank, 4.500%, 5/15/2003	6,127,200
3,000,000		Federal Home Loan Bank, 4.875%, 11/15/2011	2,893,680
4,000,000		Federal Home Loan Bank, 5.250%, 8/15/2006	4,158,000
1,000,000		Federal Home Loan Bank, 5.875%, 2/15/2011	1,041,110
750,000		Federal Home Loan Bank, 6.185%, 5/6/2008	806,010
6,500,000		Federal Home Loan Bank, 6.375%, 11/14/2003	6,829,940
3,300,000		Federal Home Loan Bank, 6.500%, 11/15/2005	3,574,032
1,000,000		Federal Home Loan Bank, 6.625%, 11/15/2010	1,093,210
1,000,000		Federal Home Loan Bank, 6.750%, 8/15/2007	1,102,000
1,000,000		Federal Home Loan Bank, 7.125%, 2/15/2005	1,090,630
1,000,000		Federal Home Loan Bank, 7.660%, 7/20/2004	1,090,540
1,000,000		Student Loan Marketing Association, 3.625%, 9/30/2004	1,009,670
3,200,000		Tennessee Valley Authority, 6.000%, 3/15/2013	3,288,288

		TOTAL INTERMEDIATE-TERM U.S. GOVERNMENT OBLIGATIONS (IDENTIFIED COST $34,873,777)	36,150,790

		LONG-TERM U.S. GOVERNMENT OBLIGATIONS--63.8%
		Federal Home Loan Mortgage Corporation--19.3%
17,355,331		6.000%, 1/1/2014 - 2/1/2032	17,464,440
16,599,083		6.500%, 6/1/2015 - 5/1/2031	17,063,476
11,700,000	[1]	6.500%, 8/1/2032	11,934,000
16,282,319		7.000%, 9/1/2015 - 4/1/2032	16,870,501
9,133,357		7.500%, 9/1/2030 - 5/1/2032	9,583,731
507,262		8.000%, 5/1/2030	538,651
258,319		8.500%, 5/1/2030	275,755
100,560		9.000%, 2/1/2025 - 5/1/2025	109,074

		TOTAL	73,839,628

		Federal National Mortgage Association--23.1%
6,000,000	[1]	6.000%, 8/1/2017	6,120,000
14,175,575		6.000%, 5/1/2014 - 5/1/2031	14,456,639
5,500,000		6.000%, 5/15/2008 - 1/18/2012	5,633,335
8,000,000	[1]	6.000%, 8/1/2032	7,975,040
3,000,000	[1]	6.500%, 8/1/2032	3,107,820
22,466,495		6.500%, 11/1/2014 - 4/1/2032	23,089,566
4,000,000	[1]	6.500%, 8/1/2032	4,076,240
15,131,702		7.000%, 3/1/2015 - 4/1/2032	15,731,637
7,237,373		7.500%, 5/1/2015 - 2/1/2032	7,610,120
567,620		8.000%, 7/1/2030	602,920

		TOTAL	88,403,317

Principal Amount			Value
		LONG-TERM U.S. GOVERNMENT OBLIGATIONS--continued
		Government National Mortgage Association--21.4%
$4,494,164		6.000%, 4/15/2032 - 6/15/2032	$4,489,653
19,252,580		6.500%, 12/15/2023 - 5/15/2032	19,673,927
2,000,000	[1]	6.500%, 8/1/2032	2,040,000
27,055,753		7.000%, 7/15/2029 - 2/15/2032	28,175,670
10,000,000	[1]	7.000%, 8/1/2032	10,381,200
2,643,989		7.500%, 10/15/2026 - 3/20/2030	2,788,519
11,500,000	[1]	7.500%, 8/1/2032	12,136,065
1,540,580		8.000%, 12/15/2029 - 4/15/2030	1,639,764
93,284		8.500%, 6/15/2027	100,163
261,416		9.500%, 11/15/2016	289,272

		TOTAL	81,714,233

		TOTAL LONG-TERM U.S. GOVERNMENT OBLIGATIONS (IDENTIFIED COST $238,588,253)	243,957,178

		U.S. TREASURY OBLIGATIONS--22.1%
2,500,000		United States Treasury Bonds, 6.000%, 2/15/2026	2,601,450
3,700,000		United States Treasury Bonds, 6.125%, 11/15/2027	3,914,341
1,000,000		United States Treasury Bonds, 6.250%, 8/15/2023	1,071,210
3,050,000		United States Treasury Bonds, 7.625%, 2/15/2025	3,805,852
1,000,000		United States Treasury Bonds, 8.000%, 11/15/2021	1,279,230
4,075,000		United States Treasury Bonds, 9.250%, 2/15/2016	5,600,639
2,500,000		United States Treasury Bonds, 11.250%, 2/15/2015	3,887,700
4,000,000		United States Treasury Notes, 3.000%, 1/31/2004	4,030,400
14,446,390		United States Treasury Notes, 3.500%, 1/15/2011	14,950,714
6,500,000		United States Treasury Notes, 3.625%, 3/31/2004	6,605,300
3,177,000		United States Treasury Notes, 4.250%, 5/31/2003 - 11/15/2003	3,251,735
2,000,000		United States Treasury Notes, 4.875%, 2/15/2012	2,008,600
7,000,000		United States Treasury Notes, 5.000%, 2/15/2011	7,121,800
1,500,000		United States Treasury Notes, 5.250%, 5/15/2004	1,568,475
5,076,000		United States Treasury Notes, 5.625%, 5/15/2008	5,421,016
5,800,000		United States Treasury Notes, 5.750%, 11/15/2005	6,192,660
10,500,000		United States Treasury Notes, 5.875%, 11/15/2004	11,164,756

		TOTAL U.S. TREASURY OBLIGATIONS (IDENTIFIED COST $83,051,559)	84,475,878

		REPURCHASE AGREEMENTS--18.1%[3]
24,000,000	[4]	Credit Suisse First Boston Corp., 1.770%, dated 6/11/2002, due 7/15/2002	24,000,000
9,000,000	[2,4]	Goldman Sachs & Co., 1.770%, dated 6/12/2002, due 7/18/2002	9,000,000
21,500,000	[2,4]	Goldman Sachs & Co., 1.770%, dated 6/19/2002, due 7/22/2002	21,500,000
14,839,000		Warburg Dillon Reed LLC, 1.970%, dated 6/28/2002, due 7/1/2002	14,839,000

		TOTAL REPURCHASE AGREEMENTS (AT AMORTIZED COST)	69,339,000

		TOTAL INVESTMENTS (IDENTIFIED COST $433,791,247)[5]	$442,212,409

1 All or a portion of these securities are subject to dollar roll transactions.

2 Securities held as collateral for dollar roll transactions.

3 The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investments in the repurchase agreements are through participation in joint accounts with other Federated funds.

4 Although final maturity falls beyond seven days, a liquidity feature is included in each transaction to permit termination of the repurchase agreement within seven days.

5 The cost of investments for federal tax purposes amounts to $433,791,247. The net unrealized appreciation of investments on a federal tax basis amounts to $8,421,162 which is comprised of $8,547,032 appreciation and $125,870 depreciation at June 30, 2002.

Note: The categories of investments are shown as a percentage of net assets ($382,237,729) at June 30, 2002.

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

June 30, 2002 (unaudited)

Assets:
Investments in repurchase agreements	$69,339,000
Investments in securities	372,873,409

Total investments in securities, at value (identified cost $433,791,247)		$442,212,409
Cash		242
Income receivable		2,755,634

TOTAL ASSETS		444,968,285

Liabilities:
Payable for investments purchased	7,183,771
Payable for dollar roll transactions	55,524,525
Accrued expenses	22,260

TOTAL LIABILITIES		62,730,556

Net assets for 33,474,780 shares outstanding		$382,237,729

Net Assets Consist of:
Paid in capital		$366,530,284
Net unrealized appreciation of investments		8,421,162
Accumulated net realized loss on investments		(899,310)
Undistributed net investment income		8,185,593

TOTAL NET ASSETS		$382,237,729

Net Asset Value, Offering Price and Redemption Proceeds Per Share:
$382,237,729 ÷ 33,474,780 shares outstanding		$11.42

See Notes which are an integral part of the Financial Statements

Statement of Operations

Six Months Ended June 30, 2002 (unaudited)

Investment Income:
Interest (net of dollar roll expense of $363,192)		$9,378,495

Expenses:
Investment adviser fee	$989,211
Administrative personnel and services fee	123,981
Custodian fees	12,285
Transfer and dividend disbursing agent fees and expenses	6,584
Directors'/Trustees' fees	1,069
Auditing fees	6,006
Legal fees	1,979
Portfolio accounting fees	41,679
Printing and postage	9,402
Insurance premiums	575
Miscellaneous	579

TOTAL EXPENSES		1,193,350

Net investment income		8,185,145

Realized and Unrealized Gain on Investments:
Net realized gain on investments		297,012
Net change in unrealized appreciation of investments		4,500,224

Net realized and unrealized gain on investments		4,797,236

Change in net assets resulting from operations		$12,982,381

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

	Six Months Ended (unaudited) 6/30/2002	Year Ended 12/31/2001
Increase (Decrease) in Net Assets
Operations:
Net investment income	$8,185,145	$12,791,192
Net realized gain on investments	297,012	1,357,107
Net change in unrealized appreciation of investments	4,500,224	435,116

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	12,982,381	14,583,415

Distributions to Shareholders:
Distributions from net investment income	(12,790,532)	(8,293,822)

Share Transactions:
Proceeds from sale of shares	149,529,186	230,195,840
Net asset value of shares issued to shareholders in payment of distributions declared	12,790,532	8,293,819
Cost of shares redeemed	(80,678,259)	(103,953,873)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	81,641,459	134,535,786

Change in net assets	81,833,308	140,825,379

Net Assets:
Beginning of period	300,404,421	159,579,042

End of period (including undistributed net investment income of $8,185,593 and $12,790,980, respectively)	$382,237,729	$300,404,421

See Notes which are an integral part of the Financial Statements

Statement of Cash Flows

For the Six Months Ended June 30, 2002 (unaudited)

Increase (Decrease) in Cash
Cash Flows From Operating Activities:
Change in net assets resulting from operations	$12,982,381

Adjustments to Reconcile Change in Net Assets Resulting From Operations to Net Cash Used in Operating Activities:
Purchases of investment securities	(491,986,809)
Paydown on investment securities	30,715,365
Realized loss on paydowns	88,347
Proceeds from sales of investment securities	381,727,171
Net purchases of short-term investment securities	(21,892,000)
Increase in income receivable	(642,609)
Decrease in accrued expenses	(33,828)
Decrease in payable for investments purchased	(4,077,015)
Net realized gain on investments	(297,012)
Net amortization/accretion of premium/discount	256,770
Net unrealized appreciation on investments	(4,500,224)

NET CASH USED IN OPERATING ACTIVITIES	(97,659,463)

Cash Flows From Financing Activities:
Cash received from dollar roll transactions, net	27,812,984
Proceeds from sale of shares	151,566,606
Payment for shares redeemed	(81,720,845)

NET CASH PROVIDED BY FINANCING ACTIVITIES	$97,658,745

NET CHANGE IN CASH	$(718)

Cash:
Beginning of the period	960

End of the period	$242

Financial Highlights

(For a Share Outstanding Throughout Each Period)

	Six Months Ended (unaudited)	Year Ended December 31,
	6/30/2002	2001	2000	1999	1998	1997
Net Asset Value, Beginning of Period	$11.43	$11.11	$10.56	$11.15	$10.54	$10.09
Income From Investment Operations:
Net investment income	0.28 [1]	0.60 [1]	0.60	0.51	0.44	0.58
Net realized and unrealized gain (loss) on investments	0.15	0.16	0.51	(0.57)	0.36	0.26

TOTAL FROM INVESTMENT OPERATIONS	0.43	0.76	1.11	(0.06)	0.80	0.84

Less Distributions:
Distributions from net investment income	(0.44)	(0.44)	(0.56)	(0.44)	(0.18)	(0.39)
Distributions from net realized gain on investments	--	--	--	(0.09)	(0.01)	--

TOTAL DISTRIBUTIONS	(0.44)	(0.44)	(0.56)	(0.53)	(0.19)	(0.39)

Net Asset Value, End of Period	$11.42	$11.43	$11.11	$10.56	$11.15	$10.54

Total Return[2]	3.95%	7.03%	10.97%	(0.60)%	7.66%	8.58%

Ratios to Average Net Assets:

Expenses	0.72%[3]	0.74%	0.84%	0.84%	0.85%	0.80%

Net investment income	4.96%[3]	5.39%	5.99%	5.47%	5.44%	5.98%

Expense waiver/reimbursement[4]	--	--	--	0.00%[5]	0.08%	0.45%

Supplemental Data:

Net assets, end of period (000 omitted)	$382,238	$300,404	$159,579	$133,738	$111,350	$63,099

Portfolio turnover	48%	76%	74%	84%	99%	73%

1 Per share information is based on average shares outstanding.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 Computed on an annualized basis.

4 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

5 Less than 0.01%

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

June 30, 2002 (unaudited)

ORGANIZATION

Federated Insurance Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end, management investment company. The Trust consists of 14 portfolios. The financial statements included herein are only those of Federated Fund For U.S. Government Securities II (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of the Fund is to provide current income.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP").

Investment Valuation

U.S. government securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Securities for which no quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Trustees (the "Trustees").

Statement of Cash Flows

Information on financial transactions which have been settled through the receipt or disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows is the amount reported as cash in the Statement of Assets and Liabilities and represents cash on hand in the Fund's custodian bank account and does not include any short-term investments at June 30, 2002.

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. All discounts/premiums are accreted/amortized for financial reporting purposes as required. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Internal Revenue Code, as amended, (the "Code") applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

At December 31, 2001, the Fund for federal tax purposes, had a capital loss carryforward of $2,197,464, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire in 2008.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Dollar Roll Transactions

The Fund enters into dollar roll transactions with respect to mortgage securities issued by GNMA, FNMA and FHLMC, in which the Fund sells mortgage securities to financial institutions and simultaneously agrees to accept substantially similar (same type, coupon and maturity) securities at a later date at an agreed upon price. Dollar roll transactions involve "to be announced" securities and are treated as short-term financing arrangements which will not exceed 12 months. The Fund will use the proceeds generated from the transactions to invest in short-term investments, which may enhance the Fund's current yield and total return.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value).

Transactions in shares were as follows:

	Six Months Ended 6/30/2002	Year Ended 12/31/2001
Shares sold	13,142,297	20,447,496
Shares issued to shareholders in payment of distributions declared	1,161,719	755,357
Shares redeemed	(7,119,202)	(9,275,064)

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	7,184,814	11,927,789

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to the 0.60% of the Fund's average daily net assets.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.150% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. For the six months ended June 30, 2002, the Fund did not incur a shareholder services fee.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

General

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

Investment Transactions

Purchases and sales of investments, excluding long-term U.S. government securities and short-term securities (and in-kind contributions), for the six months ended June 30, 2002, were as follows:

Purchases	$ 0

Sales	$2,692,029

Purchases and sales of long-term U.S. government securities for the six months ended June 30, 2002, were as follows:

Purchases	$231,883,294

Sales	$153,706,695

Variable investment options are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in variable investment options involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

IMPORTANT NOTICE ABOUT FUND DOCUMENT DELIVERY

In an effort to reduce costs and avoid duplicate mailings, the Fund(s) intend to deliver a single copy of certain documents to each household in which more than one shareholder of the Fund(s) resides (so-called "householding"), as permitted by applicable rules. The Fund's "householding" program covers its/their Prospectus and Statement of Additional Information, and supplements to each, as well as Semi-Annual and Annual Reports and any Proxies or information statements. Shareholders must give their written consent to participate in the householding program. The Fund is also permitted to treat a shareholder as having given consent ("implied consent") if (i) shareholders with the same last name, or believed to be members of the same family, reside at the same street address or receive mail at the same post office box, (ii) the Fund gives notice of its intent to "household" at least sixty (60) days before it begins "householding" and (iii) none of the shareholders in the household have notified the Fund(s) or their agent of the desire to "opt out" of householding. Shareholders who have granted written consent, or have been deemed to have granted implied consent, can revoke that consent and opt out of householding at any time by calling 1-800-341-7400.

Federated
World-Class Investment Manager
Federated Fund for U.S. Government Securities II
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
www.federatedinvestors.com
Contact us at 1-800-341-7400 or
www.federatedinvestors.com/contact
Federated Securities Corp., Distributor

Cusip 313916207

Federated is a registered mark of Federated Investors, Inc. 2002 ©Federated Investors, Inc.

G00433-01 (8/02)